Exhibit 10.5

OWYHEE GOLD TRUST LLC

Part I

Members’ Agreement

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS AND CROSS-REFERENCES

1

1.1

Definitions

1

1.2

Cross References

1

ARTICLE II

CERTAIN MATTERS CONCERNING CONTRIBUTIONS

BY MEMBERS

2

2.1

Creation of Owyhee Gold Trust LLC

2.2

Certain Obligations of ISGC During Period of Its Initial Contributions

2

2.3

Additional Contributions

2

2.4

Emergency or Unexpected Expenditures

2

ARTICLE III

REPRESENTATIONS AND WARRANTIES; TITLE TO ASSETS; INDEMNITIES  3

3.1

Representations and Warranties of the Members

3

3.2

Representations and Warranties of SMMI

3

3.3

Disclosures

5

3.4

Loss of Title

5

3.5

Limitation of Liability

5

3.6

Indemnification

6

ARTICLE IV

INTERESTS OF MEMBERS

7

4.1

Continuing Liabilities Upon Adjustments of Ownership Interests

7

4.2

Continuing Obligations and Environmental Liabilities

7

4.3

Grant of Lien and Security Interest

8

4.4

Subordination of Interests

8

ARTICLE V

RELATIONSHIP OF THE MEMBERS

8

5.1

Transfer or Termination of Rights

8

5.2

Abandonment and Surrender of Properties

8

5.3

Supplemental Business Arrangement

9

5.4

Implied Covenants

9

5.5

No Third Party Beneficiary Rights

9

ARTICLE VI

ACQUISITIONS WITHIN AREA OF INTEREST

9

6.1

General

9

6.2

Notice to Non-Acquiring Member

9

6.3

Option Exercised

9

6.4

Option Not Exercised

10

6.5

Non-Compete Covenants

10

1

ARTICLE VII

DISPUTES

10

7.1

Governing Law

10

7.2

[Forum Selection]

10

7.3

Arbitration [if applicable]

10

7.4

Dispute Resolution

10

ARTICLE VIII

GENERAL PROVISIONS

11

8.1

Notices

11

8.2

Gender

11

8.3

Currency

11

8.4

Headings

11

8.5

Waiver

12

8.6

Modification

12

8.7

Force Majeure

12

8.8

Rule Against Perpetuities

12

8.9

Further Assurances

13

8.10

Entire Agreement; Successors and Assigns

13

8.11

Counterparts

13

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MEMBERS’ AGREEMENT

OF THE MEMBERS OF

Owyhee Gold Trust LLC

An Idaho Limited Liability Company

This Members’ Agreement (the “Agreement”) is made as of November 8, 2012 , 2012 (“Effective Date”) between South Mountain Mines, Inc., a corporation incorporated under the laws of Idaho and is a wholly-owned subsidiary of Thunder Mountain Resources, Inc. (“TMRI”), which in turn is a wholly-owned subsidiary of Thunder Mountain Gold, Inc. (“TMGI”), both of which are corporations incorporated under the laws of Nevada  (“SMMI”), the address of which is 5248 W.  Chinden Blvd., Garden City, ID  83714, and Idaho State Gold Company II LLC, a limited liability company organized under the laws of the State of Idaho (“ISGC”), the address of which is 1112 W.  Main St., Suite 101, Boise, ID 83702.

RECITALS

A.

SMMI, TMRI and TMGI own or control certain properties in Owyhee County, State of Idaho, which properties are described in Exhibit A (the “Properties”).

B.

ISGC wishes to participate with SMMI in the exploration, evaluation and, if justified, the development and mining of mineral resources within the Properties.

C.

SMMI and ISGC wish to form and operate a limited liability company under the Idaho Uniform Limited Liability Company Act  (the “Act”), to own the Properties and conduct the operations thereon contemplated by Recital B.  The name of the limited liability company shall be Owyhee Gold Trust, LLC (the "Company") and its affairs shall be governed by that certain Operating Agreement of Owyhee Gold Trust LLC, dated as of November 8, 2012 (the “LLC Agreement”).

NOW THEREFORE, in consideration of the covenants and conditions contained herein, SMMI and ISGC agree as follows:

ARTICLE I

DEFINITIONS AND CROSS-REFERENCES

1.1

Definitions.  The terms defined herein shall have the defined meaning wherever used in this Agreement.  Capitalized terms used but not defined in this Agreement shall have the meanings given thereto in the LLC Agreement.

1.2

Cross References.  References to exhibits are to Exhibits of the LLC Agreement.  References to “Articles,” “Sections” and “Subsections” refer to Articles, Sections and Subsections of this Agreement unless indicated otherwise.  References to “Paragraphs” and “Subparagraphs” refer to paragraphs and subparagraphs of the referenced Exhibits.

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ARTICLE II

CERTAIN MATTERS CONCERNING

CONTRIBUTIONS BY MEMBERS

2.1

Creation of Owyhee Gold Trust LLC.  Immediately after the Effective Date, SMMI, TMRI and TMGI shall transfer the Properties and remaining Assets at the South Mountain, Idaho project site to the Company.

2.2

Certain Obligations of ISGC during Period of Its Initial Contributions.

(a)

During the period when ISGC conducts Operations pursuant to Section 3.1(c) of the LLC Agreement, ISGC shall provide for accrual of reasonably anticipated Environmental Compliance expenses and shall transfer any accrued but unexpended Environmental Compliance amounts to the Environmental Compliance Fund, in each case under Paragraph 2.14 of Exhibit B.

(b)

In the event of resignation by ISGC pursuant to Subsection 3.2(a) of the LLC Agreement, ISGC shall Indemnify, defend and hold SMMI harmless for any costs or losses related to contractual obligations of the Company to third parties for Operations existing at the time of such resignation.  In addition, ISGC shall indemnify, defend and  hold SMMI harmless for ISGC’s share of liabilities to third parties (regardless of whether such liabilities accrue before or after such resignation), including Environmental Liabilities, Continuing Obligations and Environmental Compliance, arising prior to ISGC’s resignation from Operations conducted by ISGC.

2.3

Additional Contributions.  At such time as ISGC has contributed the full amount of its Initial Contribution no later than the times provided in the LLC Agreement, the Members pursuant to Section3.1(b) of the LLC Agreement, subject to any election permitted by Subsection 10.5(a) of the LLC Agreement, shall be obligated to contribute funds to the Company to fund adopted Programs and Budgets in proportion to their respective Ownership Interests.

2.4

Emergency or Unexpected Expenditures. In case of emergency, the Manager may take any reasonable action it deems necessary to protect life or property, to protect the Assets or to comply with Laws.  The Manager may make reasonable expenditures on behalf of the Members for unexpected events that are beyond its reasonable control and that do not result from a breach by it of its standard of care.  The Manager shall promptly notify the Members of the emergency or unexpected expenditure, and the Manager shall be reimbursed for all resulting costs by the Members in proportion to their respective Ownership Interests.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES;

TITLE TO ASSETS; INDEMNITIES

3.1

Representations and Warranties of the Members.  As of the Effective Date, each Member warrants and represents to the other that:

(a)

it is a corporation or limited liability company duly organized and in good standing in its state of incorporation and is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;

(b)

it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate, board of directors, shareholder, surface and mineral rights owner, lessor, lessee and other actions and consents required to authorize it to enter into and perform this Agreement have been properly taken;

(c)

it will not breach any other agreement or arrangement by entering into or performing this Agreement;

(d)

it is not subject to any governmental order, judgment, decree, debarment, sanction or Laws that would preclude the permitting or implementation of Operations under this Agreement; and

(e)

this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

3.2

Representations and Warranties of SMMI.  As of the Effective Date, SMMI makes the following representations and warranties to ISGC:

(a)

With respect to those Properties SMMI owns in fee simple, if any, SMMI is in exclusive possession of and owns such Properties free and clear of all Encumbrances or defects in title except those specifically identified in Paragraph 1.1 of Exhibit A.

(b)

With respect to those Properties in which SMMI, TMRI and TMGI (hereafter solely for this Section 3.2 referred to collectively as “SMMI” whether one or more) hold an interest under leases or other contracts: (i) SMMI is in exclusive possession of such Properties, subject to any title encumbrances; (ii) SMMI has not received any notice of default of any of the terms or provisions of such leases or other contracts; (iii) SMMI has the authority under such leases or other contracts to perform fully its obligations under this Agreement; (iv) to SMMI’s knowledge, such leases and other contracts are valid and are in good standing, subject to any existing encumbrances; (v) SMMI has no knowledge of any act or omission by it or any condition on the Properties which could be considered or construed as a default under any such lease or other contract; and (vi) to SMMI’s knowledge, such Properties are free and clear of all Encumbrances or defects in title except for those specifically identified in Paragraph 1.1 of Exhibit A.

(c)

SMMI has delivered to or made available for inspection by ISGC all Existing Data in its possession or control, and true and correct copies of all leases or other contracts relating to the Properties.

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(d)

With respect to unpatented mining claims located by SMMI that are included within the Properties, except as provided in Paragraph 1.1 of Exhibit A and subject to the paramount title of the United States: (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iv) all assessment work required to hold the unpatented mining claims has been performed and all Governmental Fees have been paid in a manner sufficient to maintain those claims through the assessment year ending September 1, 2012; (v) To the best of SMMI's knowledge, all affidavits of assessment work, evidence of payment of Governmental Fees, and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (vi) To the best of SMMI's knowledge, the claims are free and clear of Encumbrances or defects in title, except as has otherwise been disclosed; and (vii) SMMI has no knowledge of conflicting mining claims.  Nothing in this Subsection, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a mineral deposit.

(e)

With respect to unpatented mining claims and millsites not located by SMMI but which are included within the Properties, except as provided in Paragraph 1.1 of Exhibit A and subject to the paramount title of the United States: (i) all assessment work required to hold the unpatented mining claims has been performed and all Governmental Fees have been paid in a manner consistent with that required by SMMI  in order to maintain those claims through the assessment year ending September 1, 2012; (ii) To SMMI's knowledge, all affidavits of assessment work, evidence of payment of Governmental Fees, and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (iii) To the best of SMMI's knowledge, the claims are free and clear of Encumbrances or defects in title, except as has been disclosed; and (iv) SMMI has no knowledge of conflicting mining claims.  Nothing in this Subsection, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a discovery of minerals.

(f)

With respect to the Properties, to SMMI’s knowledge, there are no pending or threatened actions, suits, claims or proceedings, and there have been no previous transactions affecting its interests in the Properties which have not been for fair consideration.

(g)

Except as to matters otherwise disclosed in writing to ISGC prior to the Effective Date:

(i)

to SMMI’s knowledge, there are no undisclosed conditions existing on or with respect to the Properties and its ownership and operation of the Properties that are in violation of any Laws (including without limitation any Environmental Laws) nor causing or permitting any damage (including Environmental Damage, as defined below) or impairment to the health, safety, or enjoyment of any person at or on the Properties or in the general vicinity of the Properties;

(ii)

to SMMI’s knowledge, there are no undisclosed conditions creating past violations by it or by any of its predecessors in title of any Environmental Laws or other Laws affecting or pertaining to the Properties, nor any past creation of damage or

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threatened damage to the air, soil, surface waters, groundwater, flora, fauna, or other natural resources on, about or in the general vicinity of the Properties (“Environmental Damage”); and

(iii)

SMMI has not received inquiry from or notice of a pending investigation from any governmental agency or of any administrative or judicial proceeding concerning the violation of any Laws.

The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement.  For a representation or warranty made to a Member’s “knowledge,” the term “knowledge” shall mean actual knowledge on the part of Eric Jones and Jim Collord for SMMI of facts that would reasonably lead to the indicated conclusions.  Pete Parsley is paid by and is an employee and agent of ISGC for all purposes.

Matters disclosed in writing to ISGC prior to the Effective Date include, but are not limited to, any conditions described in any of the following: (i) Earl H. Bennett, Idaho Geologic Survey, 1999, “Site Inspection Report for Abandoned and Inactive Mines in Southern Idaho – Owyhee County – Volume II:  Flint Creek – South Mountain Area, Owyhee County, Idaho,” prepared for the U.S. Environmental Protection Agency, Idaho Operations Office, Under Assistance Agreement No. CP-980321-01-0, With Additional Support from the U.S. Bureau of Land Management, Idaho State Office; (ii) State of Idaho Department of Environmental Quality, December 2002, “Bay State Group, Preliminary Assessment Report, Owyhee County, Idaho,” submitted to U.S. Environmental Protection Agency, Region 10; (iii) State of Idaho Department of Environmental Quality, December 2002, “Sonnemann Mine & Mill, Preliminary Assessment Report, Owyhee County, Idaho,” submitted to U.S. Environmental Protection Agency, Region 10; (iv) State of Idaho Department of Environmental Quality, March 2005, “Sonnemann Mine & Mill, Site Inspection Report, Owyhee County, Idaho,” submitted to U.S. Environmental Protection Agency, Region 10; and, (v) any matters with which Pete Parsley is demonstrably on notice prior to the Effective Date shall be deemed disclosed.  The property includes historic mine workings, including adits and mining and mineral process waste, some of which discharge water that require regulatory management by permitting or by use of the water to eliminate discharges.

3.3

Disclosures. Each of the Members represents and warrants that it is unaware of any material facts or circumstances that have not been disclosed in this Agreement or the LLC Agreement which should be disclosed to the other Member in order to prevent the representations and warranties in this Article or Article VI of the LLC Agreement or in writing to ISGC prior to the Effective Date from being materially misleading.  SMMI has disclosed to ISGC all information it believes to be relevant concerning the Assets and has provided to or made available for inspection by ISGC all such information, but does not make any representation or warranty, express or implied, as to the accuracy or completeness of the information (except as provided in Section 3.2) or as to the boundaries or value of the Assets.  Each Member represents to the other that in negotiating and entering into this Agreement and the LLC Agreement it has relied solely on its own appraisals and estimates as to the value of the Assets and upon its own geologic and engineering interpretations related thereto.

3.4

Loss of Title.  Any failure or loss of title to the Assets, and all costs of defending title, shall be charged to the Business Account, except that in the event of costs or losses

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arising out of or resulting from any breach of the representations and warranties of SMMI or ISGC as to title, the breaching Member shall indemnify the non-breaching Member for such costs and losses.

3.5

Limitation of Liability.  The Members shall not be required to make any contribution to the capital of the Company except as otherwise provided in this Agreement or the LLC Agreement, nor shall the Members in their capacity as Members or Manager be bound by, or liable for, any debt, liability or obligation of the Company whether arising in contract, tort, or otherwise.  The foregoing shall not limit any obligation of a Member to indemnify, defend or hold the other Member harmless as expressly provided by this Agreement or the LLC Agreement.  The Members shall be under no obligation to restore a deficit Capital Account upon the dissolution of the Company or the liquidation of any of their Ownership Interests.  Any obligation herein to contribute capital to the Company may be compromised by the unanimous consent of the Members, including by payments by an obligated Member directly to the other Member.

3.6

Indemnification.

(a)

Each Member shall indemnify, defend and hold the other Member, its directors, officers, employees, agents and attorneys, and Affiliates (collectively “Indemnified Party”) harmless from and against the entire amount of any Material Loss.  A “Material Loss” shall mean all direct and indirect costs, expenses, damages or liabilities, including attorneys’ fees and other costs of litigation (either threatened or pending and through all levels of appeal) arising out of or based on a breach by a Member (“Indemnifying Party”) of any representation, warranty or covenant contained in this Agreement or the LLC Agreement, including without limitation:

(i)

any action taken for or obligation or responsibility assumed on behalf of the Company or another Member by a Member or any of its directors, officers, employees, agents and attorneys, or Affiliates, in violation of Section 5.1 of the LLC Agreement;

(ii)

failure of a Member or its Affiliates to comply with the non-compete or Area of Interest provisions of Article VI hereof;

(iii)

any Transfer that causes termination of the tax partnership established by Section 5.2 of the LLC Agreement, against which the transferring Member shall indemnify, defend and hold the non-transferring Member harmless as provided in Subsection 7.2(e) of the LLC Agreement and Article V of Exhibit C; and

(iv)

failure of a Member or its Affiliates to comply with the preemptive right under Section 7.3 of the LLC Agreement and Exhibit H.

A Material Loss shall not be deemed to have occurred until an Indemnified Party incurs losses, costs, damages or liabilities in excess of Twenty Five Thousand Dollars ($25,000) relating to breaches of warranties, representations and covenants contained in this Agreement and the LLC Agreement, in the aggregate.  SMMI’s aggregate liability to all Indemnified Parties under this Section for breaches of the representations in Subsection 3.2(g) hereof shall not, however, exceed One Million Dollars ($1,000,000).

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(b)

If any claim or demand is asserted against an Indemnified Party in respect of which such Indemnified Party may be entitled to indemnification under this Agreement, written notice of such claim or demand shall promptly be given to the Indemnifying Party.  The Indemnifying Party shall have the right, but not the obligation, by notifying the Indemnified Party within thirty (30) days after its receipt of the notice of the claim or demand, to assume the entire control of (subject to the right of the Indemnified Party to participate, at the Indemnified Party’s expense and with counsel of the Indemnified Party’s choice), the defense, compromise, or settlement of the matter, including, at the Indemnifying Party’s expense, employment of counsel of the Indemnifying Party’s choice.  Any damages to the assets or business of the Indemnified Party caused by a failure by the Indemnifying Party to defend, compromise, or settle a claim or demand in a reasonable and expeditious manner requested by the Indemnified Party, after the Indemnifying Party has given notice that it will assume control of the defense, compromise, or settlement of the matter, shall be included in the damages for which the Indemnifying Party shall be obligated to indemnify the Indemnified Party.  Any settlement or compromise of a matter by the Indemnifying Party shall include a full release of claims against the Indemnified Party which have arisen out of the indemnified claim or demand.

ARTICLE IV

INTERESTS OF MEMBERS

4.1

Continuing Liabilities upon Adjustments of Ownership Interests.  Any reduction or elimination of either Member’s Ownership Interest under Section 4.2 of the LLC Agreement shall not relieve such Member of its share of any liability, including, without limitation, Continuing Obligations, Environmental Liabilities and Environmental Compliance, whether arising, before or after such reduction or elimination, out of acts or omissions occurring or undisclosed conditions existing prior to the Effective Date, or out of Operations conducted during the term of this Agreement but prior to such reduction or elimination, regardless of when any funds may be expended to satisfy such liability.  For purposes of this Section, the Member causing such liability shall be completely and entirely responsible for such liability without any right of contribution.  In the event causation or responsibility cannot be reasonably determined or allocation, then such Member’s share of such liability shall be equal to its Ownership Interest at the time the act or omission giving rise to the liability occurred, after first taking into account any prior reduction, readjustment and restoration of Ownership Interests under Sections 4.4, 10.5, 10.6 and 11.5 of the LLC Agreement (or, as to such liability arising out of acts or omissions occurring or undisclosed conditions existing prior to the Effective Date, equal to such Member’s initial Ownership Interest).  Should the cumulative cost of satisfying Continuing Obligations be in excess of cumulative amounts accrued or otherwise charged to the Environmental Compliance Fund as described in Paragraph 2.14 of Exhibit B, the Member responsible for for the Continuing Obligations shall be solely and completely liable, without the right of contribution from any other Member.  In the event responsibility cannot be reasonably determined or allocated, then each of the Members shall be liable for its proportionate share (i.e., Ownership Interest at the time of the act or omission giving rise to such liability occurred), after first taking into account any reduction, readjustment and restoration of Ownership Interests under Sections 4.4, 10.5, 10.6 and 11.5 of the LLC Agreement, of the cost of satisfying such Continuing Obligations, notwithstanding that either Member has previously resigned from the Company or that its Ownership Interest has been reduced or converted to an interest in Net Proceeds pursuant to Subsection 4.4(a) of the LLC Agreement.

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4.2

Continuing Obligations and Environmental Liabilities.  The Company accepts and assumes any and all obligations and liabilities encumbering, associated with, or otherwise related to the Properties contributed to the Company by TMGI, TMRI and/or SMMI, including, without limitation, any and all disclosed Environmental Liabilities and Environmental Compliance, except to the extent such obligation or liability constitutes or arises from a breach of a representation or warranty of TMGI, TMRI, or SMMI set forth in this Agreement.  On dissolution of the Company under Section 14.1 of the LLC Agreement, each Member shall remain liable for its respective share of liabilities to third parties (whether such arises before or after such dissolution), including Environmental Liabilities and Continuing Obligations (including sole liability if such Member solely caused such Environmental Liability or Continuing Obligations).  In the event of the resignation of a Member pursuant to Section 14.2 of the LLC Agreement, the resigning Member’s share of such liabilities shall be equal to its Ownership Interest at the time such liability was incurred, after first taking into account any reduction, readjustment, and restoration of Ownership Interests under Sections 4.4, 10.5, 10.6 and 11.5 of the LLC Agreement (or, as to undisclosed liabilities arising prior to the Effective Date, its initial Ownership Interest) (except if such Member is solely liable for such Environmental Liability or Continuing Obligations, in which case such Member shall be entirely responsible therefore).

4.3

Grant of Lien and Security Interest.

(a)

Subject to Section 4.4 hereof, each Member grants to the other Member a lien upon and a security interest in its Ownership Interest, including all of its right, title and interest in the Assets, whenever acquired or arising, and the proceeds from and accessions to the foregoing.

(b)

The liens and security interests granted by Subsection 4.3(a) hereof shall secure every obligation or liability of the Member granting such lien or security interest to the other Member created under this Agreement or the LLC Agreement, including the obligation to repay a Cover Payment in accordance with Section 11.4 of the LLC Agreement.  Each Member hereby agrees to take all action necessary to perfect such lien and security interest and hereby appoints the other Member its attorney-in-fact to execute, file and record all financing statements and other documents necessary to perfect or maintain such lien and security interest.

4.4

Subordination of Interests.  Each Member shall, from time to time, take all necessary actions, including execution of appropriate agreements, to pledge and subordinate its Ownership Interest, any liens it may hold which are created under this Agreement other than those created pursuant to Section 4.3 hereof, and any other right or interest it holds with respect to the Company and the Assets (other than any statutory lien of the Manager) to any secured borrowings for Operations approved by the Management Committee, including any secured borrowings relating to Project Financing, and any modifications or renewals thereof.

ARTICLE V

RELATIONSHIP OF THE MEMBERS

5.1

Transfer or Termination of Rights. Neither Member shall Transfer all or any part of its rights or obligations under this Agreement, except in conjunction with a transfer or termination of the Member’s Ownership Interest permitted by the LLC Agreement.  Any

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such permitted assignment shall be subject to the consent requirements of Section 7.2 of the LLC Agreement.  In addition, any Transfer of a Member’s Ownership Interest shall also include a corresponding transfer of the Member’s rights and obligations under this Agreement.

5.2

Abandonment and Surrender of Properties. A Member that desires to abandon or surrender all or part of the Properties pursuant to Section 12.2 of the LLC Agreement shall remain liable to the other Member for its share (determined by its Ownership Interest as of the date of such abandonment, after first taking into account any reduction, readjustment, and restoration of Ownership Interests under Sections 4.4, 10.5, 10.6 and 11.5 of the LLC Agreement) of any liability with respect to such Properties, including, without limitation, Continuing Obligations, Environmental Liabilities and Environmental Compliance, whether accruing before or after such abandonment, arising out Operations conducted after the Effective Date and prior to the date of such abandonment, regardless of when any funds may be expended to satisfy such liability.

5.3

Supplemental Business Arrangement. The Members hereby agree that in the event of a Supplemental Business Arrangement pursuant to Section 10.13 of the LLC Agreement, this Agreement shall apply mutatis mutandis to such business in the same manner as to the LLC Agreement.

5.4

Implied Covenants.  There are no implied covenants contained in this Agreement other than those of good faith and fair dealing.

5.5

No Third Party Beneficiary Rights.  This Agreement shall be construed to benefit the Members and their respective successors and assigns only, and shall not be construed to create third party beneficiary rights in any other party, expressly including the Company, or in any governmental organization or agency, except to the extent required to permit indemnification of a non-Member’s Indemnified Party pursuant to Subsection 3.6(a) hereof.

ARTICLE VI

ACQUISITIONS WITHIN AREA OF INTEREST

6.1

General.  Any interest or right to acquire any interest in real property or water rights related thereto within the Area of Interest either acquired or proposed to be acquired during the term of this Agreement by or on behalf of either Member (“Acquiring Member”) or any Affiliate of such Member shall be subject to the terms and provisions of this Agreement and the LLC Agreement.  SMMI and ISGC and their respective Affiliates for their separate account shall be free to acquire lands and interests in lands outside the Area of Interest and to locate mining claims outside the Area of Interest.  Failure of any Affiliate of either Member to comply with this Article shall be a breach by such Member of this Agreement.

6.2

Notice to Non-Acquiring Member.  Within ten (10) business days after the acquisition or proposed acquisition, as the case may be, of any interest or the right to acquire any interest in real property or water rights wholly or partially within the Area of Interest (except real property acquired by the Manager pursuant to a Program), the Acquiring Member shall notify the other Member of such acquisition by it or its Affiliate; provided that if the acquisition of any interest or right to acquire any interest pertains to real property or water rights partially within the Area of Interest, then all such real property (i.e., the part within the Area of Interest and the part outside the Area of Interest) shall be subject to this Article.  The Acquiring Member’s notice shall

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describe in detail the acquisition, the acquiring party if that party is an Affiliate, the lands and minerals covered thereby, any water rights related thereto, the cost thereof, and the reasons why the Acquiring Member believes that the acquisition (or proposed acquisition) of the interest is in the best interests of the Members under this Agreement.  In addition to such notice, the Acquiring Member shall make any and all information concerning the relevant interest available for inspection by the other Member.

6.3

Option Exercised.  Within ninety (90) days after receiving the Acquiring Member’s notice, the other Member may notify the Acquiring Member of its election to accept a proportionate interest in the acquired interest equal to its Ownership Interest.  Promptly upon such notice, the Acquiring Member shall convey or cause its Affiliate to convey to the Members in proportion to their respective Ownership Interests or to the Company (as agreed by the Members), by special warranty deed all of the Acquiring Member’s (or its Affiliate’s) interest in such acquired interest, free and clear of all Encumbrances arising by, through or under the Acquiring Member (or its Affiliate) other than those to which both Members have agreed.  Immediately upon such notice, the acquired interest either shall be subject to a Supplemental Business Arrangement, or if conveyed to the Company, shall become a part of the Properties for all purposes of this Agreement and the LLC Agreement.  The other Member shall promptly pay to the Acquiring Member its proportionate share of the latter’s actual out-of-pocket acquisition costs.

6.4

Option Not Exercised.  If the other Member does not give such notice within the ninety (90) day period set forth in Section 6.3 hereof, it shall have no interest in the acquired interests, and the acquired interests shall not be a part of the Assets or continue to be subject to this Agreement or the LLC Agreement.

6.5

Non-Compete Covenants.  Neither a Member that resigns pursuant to Section 14.2 of the LLC Agreement, or is deemed to have resigned pursuant to Sections 3.2, 4.4 or 11.5 of the LLC Agreement, nor any Affiliate of such a Member, shall directly or indirectly acquire any interest or right to explore or mine, or both, on any property any part of which is within the Area of Interest for thirty-six (36) months after the effective date of resignation.  If a resigning Member, or the Affiliate of a resigning Member, breaches this Section, such resigning Member shall be obligated to offer to convey to the non-resigning Member, without cost, any such property or interest so acquired (or ensure its Affiliate offers to convey the property or interest to the non-resigning Member, if the acquiring party is the resigning Member’s Affiliate).  Such offer shall be made in writing and can be accepted by the non-resigning Member at any time within ten (10) days after the offer is received by such non-resigning Member.  Failure of a Member’s Affiliate to comply with this Section shall be a breach by such Member of this Agreement.

ARTICLE VII

DISPUTES

7.1

Governing Law. Except for matters of title to the Properties or their Transfer, which shall be governed by the law of their situs, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Idaho, without regard for any conflict of laws or choice of laws principles that would permit or require the application of the laws of any other jurisdiction.

7.2

Forum Selection. Venue shall be Ada County, Idaho.

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7.3

Arbitration. Not Applicable

7.4

Dispute Resolution.  All disputes arising under or in connection with this Agreement which cannot be resolved by agreement between the Members shall be resolved in accordance with applicable Law.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or substantially prevailing Member shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding through all levels of appeal, in addition to any other relief to which it or they may be entitled.

ARTICLE VIII

GENERAL PROVISIONS

8.1

Notices. All notices, payments and other required or permitted communications (“Notices”) to either Member shall be in writing, and shall be addressed respectively as follows:

If to ISGC:		ISR Capital LLC
1112 W. Main Street, Suite 101
Boise, ID 83702
	Attention:	Sima Muroff
	Telephone	+1 208 630 5070
	Email:	sima@idahostateregionalcenter.com
With a Copy to:		W. Kirk Williams
kirk@isrcapital.com

If to SMMI:		C/O Thunder Mountain Gold Inc.
5248 W. Chinden Blvd.
Garden City, Idaho 83714
	Attention:	Eric Jones
	Telephone:	208-658-1037
	Email:	Eric@ThunderMountainGold.com
With a Copy to:		Joseph H. Baird
jhbaird@bhwlaw.com

All Notices shall be given (a) by personal delivery to the Member;  (b) by electronic communication, capable of producing a printed transmission, (c) by registered or

13

certified mail return receipt requested; or (d) by overnight or other express courier service.  All Notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt, or if by electronic communication, on the date of such communication.  Either Member may change its address by Notice to the other Member.

8.2

Gender.  The singular shall include the plural, and the plural the singular wherever the context so requires, and the masculine, the feminine, and the neuter genders shall be mutually inclusive.

8.3

Currency. All references to “dollars” or “$” herein shall mean lawful currency of the United States of America.

8.4

Headings.  The subject headings of the Sections and Subsections of this Agreement and the Paragraphs and Subparagraphs of the Exhibits to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

8.5

Waiver.  The failure of either Member to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit such Member’s right thereafter to enforce any provision or exercise any right.

8.6

Modification.  No modification of this Agreement shall be valid unless made in writing and duly executed by both Members.

8.7

Force Majeure.  Except for the obligation to make payments when due hereunder, the obligations of a Member shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Member to grant); acts of God; Laws, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of Environmental Laws; action or inaction by any federal, state or local agency that delays or prevents the issuance or granting of any approval or authorization required to conduct Operations beyond the reasonable expectations of the Member seeking the approval or authorization (including, without limitation, a failure to complete any review and analysis required by the National Environmental Policy Act or any similar state law within (24) months of initiation of that process); acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors’ or subcontractors’ shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; actions by native rights groups, environmental groups, or other similar special interest groups; or any other cause whether similar or dissimilar to the foregoing.  The affected Member shall promptly give notice to the other Member of the suspension of performance, stating therein

14

the nature of the suspension, the reasons therefor, and the expected duration thereof.  The affected Member shall resume performance as soon as reasonably possible.  During the period of suspension the obligations of both Members to advance funds pursuant to Article II hereof shall be reduced to levels consistent with then current Operations.  Notwithstanding the foregoing, however, if a Member’s performance has been suspended pursuant to this Section 8.7 for a total of more than three years in any six year period, the other Member shall have the option to buyout such Member’s interest in the Company pursuant to Section 4.7 of the Operating Agreement of the Company.

8.8

Rule Against Perpetuities.  The Members do not intend that there shall be any violation of the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule.  Accordingly, if any right or option to acquire any interest in the Properties, in an Ownership Interest, in the Assets, or in any real property exists under this Agreement, such right or option must be exercised, if at all, so as to vest such interest within time periods permitted by applicable rules.  If, however, any such violation should inadvertently occur, the Members hereby agree that a court shall reform that provision in such a way as to approximate most closely the intent of the Members within the limits permissible under such rules.

8.9

Further Assurances. Each of the Members shall take, from time to time and without additional consideration, such further actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement or as may be reasonably required by lenders in connection with Project Financing.

8.10

Entire Agreement; Successors and Assigns.  This Agreement contains the entire understanding of the Members and supersedes all prior agreements and understandings between the Members relating to the subject matter hereof; provided that nothing in this Section 8.10 modifies or affects the LLC Agreement and the Members’ obligations thereunder.  This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Members.

8.11

Counterparts.  This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of both Members be contained on any counterpart.  Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

15

8.12

Survivability.  Provisions which by their nature are intended to survive termination, including but not limited to Sections 2.2, 3.1 through 3.6, 4.1, 4.2 and 4.3, Article VII, and this Section 8.12, shall survive termination of the Agreement for the duration of the period set in the situs jurisdiction for actions brought for breach of contract.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

16

Part II

Operating Agreement

of

Owyhee Gold Trust LLC

An Idaho Limited Liability Company

TABLE OF CONTENTS

Page

ARTICLE I

1

1.1

Definitions

1

1.2

Cross References

1

ARTICLE II

2

2.1

Formation

2

2.2

Name

2

2.3

Purposes

2

2.4

Limitation

2

2.5

Term

2

2.6

Registered Agent; Offices

3

ARTICLE III

3

3.1

Members’ Initial Contributions

3

3.2

Failure to Make Initial Contribution

4

3.3

Record Title

5

ARTICLE IV

6

4.1

Initial Ownership Interests

6

4.2

Changes in Ownership Interests

6

4.3

Admission of New Members

7

4.4

Elimination of Minority Interest

7

4.5

Documentation of Adjustments to Ownership Interests

8

ARTICLE V

10

5.1

Limitation on Authority of Members

11

5.2

Federal Tax Elections and Allocations

11

5.3

State Income Tax

11

5.4

Tax Returns

11

5.5

Other Business Opportunities

11

5.6

Waiver of Rights to Partition or Other Division of Assets

11

5.7

Bankruptcy of a Member

11

5.8

Implied Covenants

11

5.9

No Certificate

12

5.10

Disposition of Production

12

5.11

Limitation of Liability

12

5.12

Indemnities

12

5.13

No Third Party Beneficiary Rights

12

ARTICLE VI

12

ARTICLE VII

13

7.1

General

13

7.2

Limitations on Free Transferability

13

7.3

Preemptive Right

15

1

ARTICLE VIII

15

8.1

Organization and Composition

15

8.2

Decisions

15

8.3

Meetings

16

8.4

Action Without Meeting in Person

17

8.5

Matters Requiring Approval

17

ARTICLE IX

17

9.1

Appointment

17

9.2

Powers and Duties of Manager

17

9.3

Standard of Care

21

9.4

Resignation; Deemed Offer to Resign

21

9.5

Payments To Manager

22

9.6

Transactions With Affiliates

22

9.7

Activities During Deadlock

22

ARTICLE X

23

10.1

Initial Program and Budget

23

10.2

Operations Pursuant to Programs and Budgets

23

10.3

Presentation of Programs and Budgets

23

10.4

Review and Adoption of Proposed Programs and Budgets

23

10.5

Election to Participate

24

10.6

Recalculation or Restoration of Reduced Interest Based on Actual Expenditures

25

10.7

Pre-Feasibility Study Program and Budgets

26

10.8

Completion of Pre-Feasibility Studies and Selection of Approved Alternatives

27

10.9

Programs and Budgets for Feasibility Study

28

10.10

Development Programs and Budgets; Project Financing

28

10.11

Expansion or Modification Programs and Budgets

29

10.12

Budget Overruns; Program Changes

29

10.13

Supplemental Business Arrangement

29

ARTICLE XI

30

11.1

Monthly Statements

30

11.2

Cash Calls

30

11.3

Failure to Meet Cash Calls

30

11.4

Cover Payment

30

11.5

Remedies

31

11.6

Audits

32

ARTICLE XII

33

12.1

Royalties, Production Taxes and Other Payments Based on Production

33

12.2

Abandonment and Surrender

33

ARTICLE XIII

33

13.1

Business Information

33

13.2

Member Information

34

13.3

Permitted Disclosure of Confidential Business Information

34

13.4

Disclosure Required By Law

35

13.5

Public Announcements

35

2

ARTICLE XIV

35

14.1

Events of Dissolution

35

14.2

Resignation

36

14.3

Disposition of Assets on Dissolution

36

14.4

Filing of Certificate of Cancellation

36

14.5

Right to Data After Dissolution

36

14.6

Continuing Authority

36

ARTICLE XV

37

15.1

Governing Law

37

15.2

[Forum Selection]

37

15.3

Arbitration [if applicable]

37

15.4

Dispute Resolution

37

ARTICLE XVI

37

16.1

Notices

37

16.2

Gender

38

16.3

Currency

38

16.4

Headings

38

16.5

Waiver

38

16.6

Modification

38

16.7

Force Majeure

38

16.8

Rule Against Perpetuities

39

16.9

Further Assurances

39

16.10

Entire Agreement; Successors and Assigns

39

16.11

Counterparts

39

3

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

Owyhee Gold Trust LLC

An Idaho Limited Liability Company

This Limited Liability Company Operating Agreement is made as of November 8, 2012 (“Effective Date”) between South Mountain Mines, Inc., a corporation incorporated under the laws of Idaho (“SMMI”), the address of which is 5248 W. Chinden Blvd., Garden City, ID  83714, which is a wholly owned subsidiary of Thunder Mountain Resources, Inc. (“TMRI”), which in turn is a wholly owned subsidiary of Thunder Mountain Gold, Inc. (“TMGI”), both of which are incorporated under the laws of the State of Nevada, and Idaho State Gold Company II LLC, a limited liability company organized under the laws of the State of Idaho (“ISGC”), the address of which is 1112 W.  Main St., Suite 101, Boise, ID 83702.

RECITALS

A.

SMMI, TMRI and TMGI own or control certain properties in Owyhee County, State of Idaho, which properties are described in Exhibit A and defined in Exhibit D.

B.

ISGC wishes to participate with SMMI in the exploration, evaluation and, if justified, the development and mining of mineral resources within the Properties.

C.

SMMI and ISGC wish to form and operate a limited liability company under the Idaho Uniform Limited Liability Company Act (the “Act”), to own the Properties and conduct the operations thereon contemplated by Recital A.

NOW THEREFORE, in consideration of the covenants and conditions contained herein, SMMI and ISGC agree as follows:

ARTICLE I

DEFINITIONS AND CROSS-REFERENCES

1.1

Definitions.  The terms defined in Exhibit D and elsewhere herein shall have the defined meaning wherever used in this Agreement, including in Exhibits.

1.2

Cross References.  References to “Exhibits,” “Articles,” “Sections” and “Subsections” refer to Exhibits, Articles, Sections and Subsections of this Agreement.  References to “Paragraphs” and “Subparagraphs” refer to paragraphs and subparagraphs of the referenced Exhibits.

ARTICLE II

NAME, PURPOSES AND TERM

2.1

Formation.  The Company has been duly organized pursuant to the Act and the provisions of this Agreement as an Idaho limited liability company by the filing of its Certificate of Organization (as defined in the Act) in the Office of the Secretary of the State of Idaho, on or before the Effective Date, and registering to do business in the State of Idaho.

2.2

Name.  The name of the Company is “Owyhee Gold Trust LLC” and such other name or names complying with the Act as the Manager shall determine.  The Manager shall make any filings or registrations required by jurisdictions in which the Company conducts its Business.

2.3

Purposes.  The Company is formed for the following purposes and for no others, and shall serve as the exclusive means by which each of the Members accomplishes such purposes:

(a)

to conduct Exploration within the Properties and Area of Interest,

(b)

to acquire additional real property and other interests within the Area of Interest,

(c)

to evaluate the possible Development and Mining of the Properties, and, if justified, to engage in Development and Mining,

(d)

to engage in Operations on the Properties,

(e)

to engage in marketing Products,

(f)

to complete and satisfy all Environmental Compliance obligations and Continuing Obligations affecting the Properties,

(g)

to perform any other activity necessary, appropriate, or incidental to any of the foregoing, and

(f)

to negotiate third party involvement.

2.4

Limitation.  Unless the Members otherwise agree in writing, the Business of the Company shall be limited to the purposes described in Section 2.3, and nothing in this Agreement shall be construed to enlarge such purposes.

2.5

Term.  The term of the Company shall begin on the Effective Date and shall continue for ninety-nine (99) years from the Effective Date and for so long thereafter as Products are produced from the Properties on a continuous basis, and thereafter until all materials, supplies, equipment and infrastructure have been salvaged and disposed of, and any required Environmental Compliance is completed and accepted, unless the Company is earlier terminated as provided in Article III of the LLC Agreement.  For purposes hereof, Products shall be deemed to be produced from the Properties on a “continuous basis” so long as production in commercial quantities is not halted irrespective of the reason for more than Three Hundred Sixty-five (365) consecutive days.

2.6

Registered Agent; Offices.  The name of the Company’s registered agent in the State of Idaho is W. Kirk Williams or such other person as the Manager may select in compliance with the Act from time to time.  The registered office of the Company in the State of Idaho shall be located at 1112 W. Main St., Ste. 101, Boise, ID 83702 or at any other place within the State of Idaho which the Manager shall select.  The principal office of the Company shall be at any other location which the Manager shall select.

ARTICLE III

CONTRIBUTIONS BY MEMBERS

3.1

Members’ Initial Contributions.

(a)

SMMI, TMRI and TMGI as SMMI’s Initial Contribution, hereby contribute the Properties described in Exhibit A to the capital of the Company in exchange for 6,000 membership units (“Units”).  The amount of Six Million Seven Hundred Twenty-five Thousand Dollars ($6,725,000.00) shall be credited to SMMI’s Capital Account on the Effective Date with respect to SMMI’s Initial Contribution.   SMMI will hold the Unit certificates, as further described in Exhibit I.

(b)

Subject to ISGC’s right of resignation as set forth in Section 3.2 and SMMI’s option pursuant to Section 3.5, ISGC, as its Initial Contribution, shall fund Operations under Subsection 3.1(c) totaling Eighteen Million Dollars ($18,000,000.00) in exchange for 18,000 Units issued by the Company upon execution of this Agreement.  All Units issued to ISGC shall be unvested until such Units are vested as provided in Section 3.4. Until final vesting, SMMI will hold its Units in trust for both ISGC and SMMI.  In determining whether such funding obligation has been met, only costs and expenditures that constitute Qualifying Expenses shall be included.  Amounts shall be credited to ISGC’s Capital Account on a monthly basis as ISGC funds its Initial Contribution.  For the avoidance of doubt, expenditures made by a Member during the period from the March 30, 2012 letter of intent to the date of this Agreement that would satisfy the definition of “Qualifying Expenses” but for the fact that they were incurred prior to the date of this Agreement shall constitute Qualifying Expenses.  Each Member agrees to submit documentation for such expenses not later than January 31, 2013.  Qualifying Expenses incurred by SMMI during such period shall increase its capital account but shall not affect the issued Units or Ownership Interest set forth in this Agreement. ISGC agrees to discuss potential reimbursement of SMMI’s expenditures following completion of the 2012 audit.

(c)

The Management Committee shall be created and effective from and after the date of this Agreement in accordance with Article VIII.  In addition to the reporting obligations set forth elsewhere in this Agreement, until such time as ISGC has completed its Initial Contribution, on or before the end of the month after each calendar, ISGC shall submit to SMMI a statement of Qualifying Expenses incurred during the preceding quarter.  SMMI shall provide ISGC with written notice of any exceptions it may have to the statement of Qualifying Expenses submitted to it as provided above within three (3) months after receipt of the statement.  Failure to provide such notice within the three (3) month period shall constitute acceptance by SMMI of the stated Qualifying Expenses.

3.2

Failure to Make Initial Contribution.

(a)

Failure to Conduct 2013 Operations and Contribute At Least $3 Million.  ISGC’s failure to (1) engage a mining contractor to continue rehabilitation of the underground workings for the purpose of acquiring metallurgical samples and drilling ore zones during the 2013 mining season, substantially in accordance with the scope of work set forth in the contract presently in effect with Widman Contractors for the South Mountain Mine, (2) perform the “Underground Definition Drilling” scope of work, including the expenditure of at least $300,000, during the 2013 mining season in accordance with the Initial Program and Budget attached as Exhibit G to this Agreement, and (3) make at least Three Million Dollars ($3,000,000.00) in Qualifying Expenses of its Initial Contribution in accordance with the provisions of this Article by December 31, 2014, shall be deemed to be a resignation of ISGC from the Company and from its position as Manager, the termination of its membership in the Company and a transfer of its Ownership Interest and Capital Account to SMMI, and the cancellation of all Units that were to be vested in ISGC.  All of the above events shall be effective upon such failure and no later than December 31, 2014.  Upon such event, ISGC shall have no further right, title or interest in the Company or the Assets and it shall take such actions as are necessary to ensure that all Assets and Ownership Interests are free and clear of any Encumbrances arising by, through or under it, except for such Encumbrances to which SMMI may have agreed.  For the sake of clarity, the cancellation of that certain note and the loan it represents to Thunder Mountain Gold, Inc., a copy of which is attached hereto as Exhibit J (the “Note”) shall constitute a $1,000,000 Capital Contribution and Qualifying Expense by ISGC, which shall be credited towards ISGC’s obligation to contribute $3,000,000 by December 31, 2014.

(b)

Failure to Fund Other Contributions or Full Initial Contribution.

(i)

If ISGC satisfies the contribution obligations under Section 3.2(a), such that 2,000 Units are vested pursuant to Section 3.4, but ISGC fails to fund  Qualifying Expenses in the amount of Eight million dollars ($8,000,000), inclusive of the Capital Contribution described in Subsection 3.2(a), not later than July 31, 2015, then (x) the additional 4,250 Units and the additional 11,750 Units, as described in Section 3.4, shall not vest and shall be cancelled, such that the respective Ownership Percentages are 25% ISGC and 75% SMMI, and (y) ISGC shall immediately resign as Manager, and SMMI shall become the Manager.

(ii) If ISGC satisfies the contribution obligations under Sections 3.2(a) and 3.2(b)(i), such that 6,250 Units are vested pursuant to Section 3.4, but ISGC fails to fund Qualifying Expenses in the amount of Eighteen million dollars ($18,000,000), inclusive of the Capital Contribution described in Sections 3.2(a) and 3.2(b)(i), not later than December 31, 2016, if and only if SMMI does not elect the option set out in Section 3.5 after being presented with the opportunity to so elect, then ISGC remains as Manager; however, the additional 11,750 Units, as described in Section 3.4,  shall not vest and shall be cancelled, and the initial Ownership Interests described in Section 4.1 shall be adjusted to reflect Fifty-one percent (51%) in ISGC and Forty-nine percent (49%) in SMMI.  All unvested Units are void and shall be cancelled by the Company upon ISGC’s failure to satisfy the vesting conditions set forth in this Agreement.

3.3

Record Title.  Title to the Assets shall be held by the Company.

3.4

Vesting.  Units issued to ISGC shall vest as follows:  (a) 2,000 Units shall vest if ISGC makes Capital Contributions of not less than Three million Dollars ($3,000,000) that are used to fund Qualifying Expenses not later than December 31, 2014 inclusive of the Note cancelled by ISGC; (b) an additional 4,250 Units shall vest if ISGC makes Capital Contributions of not less than Eight million Dollars ($8,000,000) (including, for the sake of clarity, the Capital Contributions described in Subsection 3.2(a) above) that are used to fund Qualifying Expenses not later than July 31, 2015; and (c) unless SMMI exercises its option under Section 3.5 below, an additional 11,750 Units shall vest if ISGC makes Capital Contributions of not less than Eighteen million Dollars ($18,000,000) (including, for the sake of clarity, the Capital Contributions described in Subsection 3.2(a) and (b) above) that are used to fund Qualifying Expenses not later than December 31, 2016; SMMI shall have the right to review and object to such records as set forth in Section 3.1(d).    All unvested Units are void and shall be cancelled by the Company.

3.5

SMMI Option.    If ISGC has expended at least $8.0 Million in Qualifying Expenses on or for the benefit of the Properties and produced a Feasibility Study by July 31, 2015, then ISGC will be vested with at least 6,250 Units and, SMMI will have sixty (60) days from the date ISGC provides confirmation to SMMI that it passed the $8.0 Million threshold for Qualifying Expenses to decide whether to contribute to joint operations under the LLC Agreement going forward based on initial Ownership Interests of fifty-one percent (51%) for ISGC and forty-nine percent (49%) for SMMI or elect to have ISGC continue expending Qualifying Expenses on its own. If SMMI elects to participate in joint operations going forward at the 51/49 basis, then SMMI must contribute 49% prorate to the balance of the then current Program and Budget (for the sake of clarity, SMMI shall not have to pay any of the $8,000,000 in Qualifying Expenses expended by ISGC in vesting of ISGC's 6,250 Units) and its full 49% share to future Programs and Budgets; provided however, SMMI will have One Hundred Twenty (120) days from the end of the 60-day decision window to obtain funding and confirm to ISGC’s satisfaction its ability to fund future Programs and Budgets. The respective Ownership Interests shall thereafter remain at 51% ISGC and 49% SMMI unless and until such Ownership Percentages are modified pursuant to this Agreement.  ISGC’s intention is to spend the entire balance of the Eighteen Million Dollar-Initial Contribution, after reaching the Fifty-one percent (51%) benchmark as the next ensuing Program and Budget.

3.6

Timing of Contributions.  Each Member shall fund all Capital Contributions that it is required or elects to make pursuant to this Agreement into an escrow account subject to the joint control of the Company and such Member or, at the election of such Member, an account owned and controlled by the Company.  Such Capital Contributions shall be funded on a quarterly basis in the amount required so that the Company at all time has sufficient funds in its account and/or the escrow account to cover the Company’s reasonably projected costs for the following twelve (12) months, on a rolling 12 month basis.  Such projected costs shall be based upon the then-current adopted Budget, to the extent it covers all or a portion of such 12 month period, and on the Member’s reasonable projection of costs to be incurred in any portion of such 12 month period not covered by an adopted Budget.  Upon the execution of this Agreement ISGC agrees to provide SMMI with reasonable documentation of at least $18 million in initial capitalization, and will provide similar documentation of its remaining capitalization at the time of each quarterly Capital Contribution.

ARTICLE IV

INTERESTS OF MEMBERS

4.1

Initial Ownership Interests.  The Ownership Interest of each Member at any point in time shall be equal to the number of Units then owned by such Member divided by the total number of outstanding Units then owned by all Members.  The Members shall have the following initial Ownership Interests:

SMMI

–

25.00%

ISGC

–

75.00%

Ownership Interests shall be recalculated in the event that Units are transferred, new Units are issued by the Company, outstanding Units are redeemed by the Company, or as otherwise needed.  By way of example only, if ISGC funds $3 million of its Initial Contribution, so that 2,000 of its Units are vested , and the Company voids the remaining 16,000 Units, then the total number of outstanding Units at that time would be 8,000 and respective Ownership Interests at such time would be 75% for SMMI (6,000 Units owned divided by 8,000 Units outstanding) and 25% for ISGC (2,000 Units owned divided by 8,000 Units outstanding).

4.2

Changes in Ownership Interests.  The Ownership Interests shall be changed or possibly eliminated as follows:

(a)

Upon resignation or deemed resignation as provided in Sections 3.2, 4.4, and Article XIV;

(b)

Upon an election by either Member pursuant to Section 10.5 to contribute less to an adopted Program and Budget than the percentage equal to its Ownership Interest, or to contribute nothing to an adopted Program and Budget;

(c)

In the event of default by either Member in making its agreed-upon contribution to an adopted Program and Budget, followed by an election by the other Member to invoke any of the remedies in Section 11.5;

(d)

Upon Transfer by either Member of part or all of its Ownership Interest in accordance with Article VII; or

(e)

Upon acquisition by either Member of part or all of the Ownership Interest of the other Member, however arising.

4.3

Admission of New Members.  Except in the event of a transfer permitted pursuant to Article VII, a new member may be admitted only with the unanimous written approval of the Members.

4.4

Elimination of Minority Interest.

(a)

A Reduced Member whose Recalculated Ownership Interest becomes less than ten percent (10.0%) shall be deemed to have withdrawn from the Company and shall relinquish its entire Ownership Interest free and clear of any Encumbrances arising by, through or under the Reduced Member, except any such Encumbrances listed in Paragraph 1.1 of Exhibit A or to which the Members have agreed.  Such relinquished Ownership Interest shall be deemed to have accrued automatically to the other Member.  The Reduced Member’s Capital Account shall be transferred to the remaining Member.  The Reduced Member shall have the right to receive Ten percent (10.0%) of Net Proceeds as of the effective date of the resignation.  Upon receipt of such amount, the Reduced Member shall thereafter have no further right, title, or interest in the Assets, in the Company or under this Agreement, and unless two owners remain, the tax partnership established by Exhibit C shall dissolve pursuant to Paragraph 4.2 of Exhibit C.  In such event, the Reduced Member shall execute and deliver an appropriate conveyance of any right, title and interest the Reduced Member may have in the Assets to the remaining Member.

(b)

The relinquishment, resignation and entitlements for which this Section provides shall be effective as of the effective date of the recalculation under Sections 10.5 or 11.5.  However, if the final adjustment provided under Section 10.6 for any recalculation under Section 10.5 results in a Recalculated Ownership Interest of ten percent (10.0%) or more: (i) the Recalculated Ownership Interest shall be deemed, effective retroactively as of the first day of the Program Period, to have automatically revested; (ii) the Reduced Member shall be reinstated as a Member, with all of the rights and obligations pertaining thereto; (iii) the right to Net Proceeds under Subsection 4.4(a) shall terminate; and (iv) the Manager, on behalf of the Members, shall make any necessary reimbursements, reallocations of Products, contributions and other adjustments as provided in Subsection 10.6(d).  Similarly, if such final adjustment under Section 10.6 results in a Recalculated Ownership Interest for either Member of less than ten percent (10.0%) for a Program Period as to which the provisional calculation under Section 10.5 had not resulted in an Ownership Interest of less than ten percent (10.0%), then such Member, at its election within thirty (30) days after notice of the final adjustment, may contribute an amount resulting in a revised final adjustment and resultant Recalculated Participating Interest of ten percent (10.0%).  If no such election is made, such Member shall be deemed to have withdrawn under the terms of Subsection 4.4(a) as of the beginning of such Program Period, and the Manager, on behalf of the Members, shall make any necessary reimbursements, reallocations of Products, contributions and other adjustments as provided in Subsection 10.6(d), including of any Net Proceeds to which such Member may be entitled for such Program Period.

4.5

Documentation of Adjustments to Ownership Interests.  Each Member’s Ownership Interest and related Capital Account balance shall be shown in the accounting records of the Company, and any adjustments thereto, including any reduction, readjustment, and restoration of Ownership Interests under Sections 4.4, 10.5, 10.6 and 11.5, shall be made monthly.  The Schedule of Members attached hereto shall be amended from time to time to reflect such changes, and Units, if issued, shall also be amended from time to time to simultaneously reflect such changes.

4.6

Third-Party Relationships and Ownership Understandings.  In the event that a third-party proposes an acceptable joint venture or buy-out opportunity, then the following is agreed:  a)  any joint venture proposed by a third party that provides a reasonable opportunity must be agreed to by both ISGC and SMMI, or; b)  any buy out of the Company must be agreed to by both ISGC and SMMI or (c) the provisions of Section 2 of Exhibit H shall apply.

4.7

Buyout Option Upon Extended Force Majeure. If a Member has claimed that a material obligation of such Member under this Agreement has been suspended as a result of an event of force majeure pursuant to Section 16.7 of this Agreement or Section 8.7 of the Members’ Agreement for an aggregate period of more than three years in any rolling six-year period, then the other Member (the “Offeror”) may give written notice (the “Offer”) to the Member claiming such force majeure (the “Offeree”), stating that the Offeror offers unconditionally at the option of the Offeree both: (i) to purchase all of the Vested Units of the Offeree and (b) to sell all of the Vested Units of the Offeror to the Offeree, in each case at the same purchase price per Vested Unit (which price shall be specified in the Offer).  Such offer shall be conducted as follows:

(a)

Terms of the Offer.  The Offer must be accompanied by evidence that the Offeror has funds sufficient to purchase all of the Vested Units of the Offeree, which evidence may include one or more binding written commitments from substantial and reputable financial institutions subject only to conditions that are customary in such commitments and that are reasonably likely to be satisfied.  The Offer will be irrevocable by the Offeror until the earlier of (i) the Buy-Sell Closing Date or (ii) the date on which the Offeree elects to purchase the Offeror’s Vested Units pursuant to Section 4.7(b)(i)(2).. The Offer will not have any other terms; provided, however, that the purchasing Member will undertake to use commercially reasonable efforts to obtain the release of the selling Member from known obligations (including guarantees of Company obligations) by the Buy-Sell Closing Date.

(b)

Offeree’s Response to Offer.

(i)

At any time during the sixty (60) calendar days following receipt of the Offer, the Offeree may give the Offeror a written notice (the “Election Notice”) electing either to:

(1)

sell all of the Offeree’s Vested Units to the Offeror, or

(2)

buy all of the Offeror’s Vested Units (in which case the Offeree’s Election Notice must be accompanied by evidence that the Offeree has funds sufficient to purchase all of the Vested Units of the Offeror, which evidence may include one or more binding written commitments from substantial and reputable financial institutions subject only to conditions that are customary in such commitments and that are reasonably likely to be satisfied, in either case upon the terms set forth in this Section 4.7 and otherwise as set out in the Offer.

(c)

Effect of Offeree’s Failure to Respond.  If the Offeree fails to give an Election Notice within the sixty (60) day period or if the Offeree’s Election Notice is not accompanied by the required evidence of financial ability, then the Offeree will be conclusively deemed to have accepted the Offer of the Offeror to purchase the Offeree’s Vested Units pursuant to Section 4.7(b)(i)(1) in accordance with the terms of the Offer and this Section 4.7.

(d)

Closing and Date of the Closing.  The closing (the “Buy-Sell Closing”) of the purchase and sale will take place within 60 calendar days following the earlier of the date on which the Election Notice is given pursuant to Section 4.7(b) or is deemed to have been given pursuant to Section 4.7(c) (the “Buy-Sell Closing Date”).  The Buy-Sell Closing will take place at 11:00 AM on the Buy-Sell Closing Date at the offices of the lawyers for the purchasing Member.

(e)

Deliveries at the Closing.  At the Buy-Sell Closing:

(i)

The purchasing Member shall deliver to the selling Member:

(1)

The purchase price for the selling Member’s Vested Units in immediately available funds; and

(2)

An indemnity indemnifying the selling Member against any claims arising from the conduct of the business of the Company from and after the Buy-Sell Closing Date, in form reasonably acceptable to the selling Member.

(ii)

The selling Member shall deliver to the purchasing Member the following executed documentation, in form reasonably acceptable to the purchasing Member:

(1)

an assignment of the certificates for the Vested Units to the purchasing Member.

(2)

the resignation of the selling Member and such Member’s Affiliates from any capacity as a manager or officer of the Company.

(3)

A representation and warranty by the selling Member that the Vested Units are free and clear of all encumbrances, which representation and warranty will survive the Buy-Sell Closing and will continue indefinitely.

(4)

An indemnity indemnifying the purchasing Member against any claims arising from the conduct of the business of the Company prior to the Buy-Sell Closing Date, to the extent such claims relate to matters that are unknown to the purchasing Member as of the Buy-Sell Closing Date, in form reasonably acceptable to the purchasing Member; and if the selling Member is also a Manager, an indemnity indemnifying the purchasing Member from any claims arising from the selling Member in the capacity as Manager from actions or inactions as a Manager prior to the Buy-Sell Closing Date, in a form reasonably acceptable to the purchasing Member.

(5)

such other documentation as the purchasing Member may reasonably require in order to vest in the purchasing Member full right, title and interest in and to the Vested Units free and clear of all encumbrances.

(iii)

All Unvested Units of the selling Member, if any, shall be voided and cancelled and shall no longer represent any interest in the Company.

(f)

Default by Purchasing Member.  If the purchasing Member defaults in any of its material closing obligations, then the selling Member will have the option to purchase all of the purchasing Member’s Vested Units at a price which is 75% of the purchase price for such Vested Units that would have been payable on the original closing.  The option is to be exercised by notice to the purchasing Member not later than 60 calendar days after the original Buy-Sell Closing Date.  The closing of the foregoing purchase will occur at a date and time reasonably designated in the notice, which date will not be later than 90 calendar days after the notice and otherwise in accordance with this Section 4.7.  If the selling Member exercises its option provided in this Section 4.7(f), then the selling Member will have suffered damages as a consequence of such default; and the difference between the purchase price under this Section 4.7(f) and the purchase price that would have been payable on the original closing will be regarded for all purposes as liquidated damages and not as a penalty.

ARTICLE V

RELATIONSHIP OF THE MEMBERS

5.1

Limitation on Authority of Members.  The Company is manager-managed.  No Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member.  This Section 5.1 supersedes any authority granted to the Members pursuant to the Act.  Any Member that takes any action or binds the Company in violation of this Section 5.1 shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify, defend and hold the Company harmless with respect to the loss or expense.

5.2

Federal Tax Elections and Allocations.  The Company shall be treated as a partnership for federal income tax purposes, and no Member shall take any action to alter such treatment.

5.3

State Income Tax.  To the extent permissible under applicable law, the relationship of the Members shall be treated for state income tax purposes in the same manner as it is for federal income tax purposes.

5.4

Tax Returns.  After approval of the Management Committee, any tax returns or other required tax forms shall be filed in accordance with Exhibit C.

5.5

Other Business Opportunities.  Each Member shall have the right to engage in and receive full benefits from any independent business activities or operations, whether or not competitive with the Company, without consulting with, or obligation to, the other Member or the Company.  The doctrines of “corporate opportunity” or “business opportunity” shall not be applied to the Business nor to any other activity or operation of any Member.  No Member shall have any obligation to the Company or any other Member with respect to any opportunity to acquire any property outside the Area of Interest at any time, or within the Area of Interest after the termination of the Company.  Unless otherwise agreed in writing, neither the Manager nor any Member shall have any obligation to mill, beneficiate or otherwise treat any Products in any facility owned or controlled by the Manager or such Member.

5.6

Waiver of Rights to Partition or Other Division of Assets.  The Members hereby waive and release all rights of partition, or of sale in lieu thereof, or other division of Assets, including any such rights provided by Law.

5.7

Bankruptcy of a Member.  A Member shall cease to have any power as a Member or Manager or any voting rights or rights of approval hereunder upon bankruptcy, insolvency, dissolution or assignment for the benefit of creditors of such Member, and its successor upon the occurrence of any such event shall have only the rights, powers and privileges of a transferee enumerated in Section 7.2, and shall be liable for all obligations of the Member under this Agreement.  In no event, however, shall a personal representative or successor become a substitute Member unless the requirements of Section 7.2 are satisfied.

5.8

Implied Covenants.  There are no implied covenants contained in this Agreement other than those of good faith and fair dealing.

5.9

Certificates.  The Company shall issue certificates representing Ownership Interests in the Company substantially in the form as indicated in Exhibit I.

5.10

Disposition of Production.  Neither Member shall have any obligation to account to the other Member for, nor have any interest or right of participation in any profits or proceeds nor have any obligation to share in any losses from, futures contracts, forward sales, trading in puts, calls, options or any similar hedging, price protection or marketing mechanism employed by a Member with respect to its proportionate share of any Products produced or to be produced from the Properties.

5.11

Limitation of Liability.  The Members shall not be required to make any contribution to the capital of the Company except as otherwise provided in this Agreement, nor shall the Members in their capacity as Members or Manager be bound by, or liable for, any debt, liability or obligation of the Company whether arising in contract, tort, or otherwise, except as expressly provided by this Agreement.  The Members shall be under no obligation to restore a deficit Capital Account upon the dissolution of the Company or the liquidation of any of their Ownership Interests.

5.12

Indemnities.  To the fullest extent provided or allowed by the laws of Idaho, the Company shall indemnify, defend and hold the Manager and each Member harmless from and against all costs, losses, liabilities, damages, claims and expenses (including, without limitation, attorneys' fees and costs as incurred on trial and on appeal) incurred in the capacity of a manager, operator or member or in any other capacity on behalf of the Company, including, without limitation, claims arising from such person's actions or inactions taken or omitted as a manager, operator or a member or in any other capacity in furtherance of the business or affairs of the

Company, whether taken prior to or subsequent to the formation of the Company, except to the extent such indemnification is prohibited by law.

5.13

No Third Party Beneficiary Rights.  This Agreement shall be construed to benefit the Members and their respective successors and assigns only, and shall not be construed to create third party beneficiary rights in any other party or in any governmental organization or agency.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

6.1

As of the Effective Date, each Member warrants and represents to the other that:

(a)

it is a corporation or limited liability company duly organized and in good standing in its state of formation and is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;

(b)

it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate, board of directors, shareholder, Manager, Member, surface and mineral rights owner, lessor, lessee and other actions and consents required to authorize it to enter into and perform this Agreement have been properly taken or obtained;

(c)

it will not breach any other agreement or arrangement by entering into or performing this Agreement;

(d)

it is not subject to any governmental order, judgment, decree, debarment, sanction or Laws that would preclude the permitting or implementation of Operations under this Agreement; and

(e)

this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

ARTICLE VII

TRANSFER OF INTEREST; PREEMPTIVE RIGHT

7.1

General.  A Member shall have the right to Transfer to a third party its Ownership Interest, or any beneficial interest therein, solely as provided in this Article VII.

7.2

Limitations on Free Transferability.  Any Transfer by either Member under Section 7.1 shall be subject to the following limitations:

(a)

Neither Member shall Transfer any beneficial interest in the Company (including, but not limited to, any royalty, profits, or other interest in the Products) except in conjunction with the Transfer of part or all of its Ownership Interest;

(b)

No transferee of all or any part of a Member’s Ownership Interest shall have the rights of a Member unless and until the transferring Member has provided to the other Member notice of the Transfer, and, except as provided in Subsections 7.2(f) and 7.2(g), the transferee, as of the effective date of the Transfer, has committed in writing to assume and be bound by this Agreement to the same extent as the transferring Member;

(c)

Neither Member, without the consent of the other Member, shall make a Transfer that shall violate any Law, or result in the cancellation of any permits, licenses, or other similar authorization;

(d)

No Transfer permitted by this Article shall relieve the transferring Member of any liability of such transferring Member under this Agreement, whether accruing before or after such Transfer, provided that to the extent ISGC Transfers its interest to a special-purpose Affiliate of ISGC to align the benefits of its Ownership Interest with the proper EB-5 fund, ISGC’s liability following such transfer shall be limited to (i) any obligations accruing prior to the date of transfer, and (ii) guaranteeing the Affiliate’s obligation to make any future capital contributions to the Company as and when due under this Agreement;

(e)

Any Member that makes a Transfer that shall cause termination of the tax partnership established by Section 5.2 shall indemnify, defend and hold the other Member harmless for, from and against any and all loss, cost, expense, damage, liability or claim therefore arising from the Transfer, including without limitation any increase in taxes, interest and penalties or decrease in credits caused by such termination and any tax on indemnification proceeds received by the indemnified Member.

(f)

In the event of a Transfer of less than all of an Ownership Interest, the transferring Member and its transferee shall act and be treated as one Member under this Agreement; provided however, that in order for such Transfer to be effective, the transferring Member and its transferee must first:

(i)

agree, as between themselves, that one of them is authorized to act as the sole agent (“Agent”) on their behalf with respect to all matters pertaining to this Agreement and the Company; and

(ii)

notify the other Member of the designation of the Agent, and in such notice warrant and represent to the other Member that:

(A)

the Agent has the sole authority to act on behalf of, and to bind, the transferring Member and its transferee with respect to all matters pertaining to this Agreement and the Company;

(B)

the other Member may rely on all decisions of, notices and other communications from, and failures to respond by, the Agent, as if given (or not given) by the transferring Member and its transferee; and

(C)

all decisions of, notices and other communications from, and failures to respond by, the other Member to the Agent shall be deemed to have been given (or not given) to the transferring Member and its transferee.

The transferring Member and its transferee may change the Agent (but such replacement must be one of them) by giving notice to the other Member, which notice must conform to Subsection 7.2(f)(ii).

(g)

If the Transfer is the grant of an Encumbrance on an Ownership Interest to secure a loan or other indebtedness of either Member in a bona fide transaction, other than a transaction approved unanimously by the Management Committee or Project Financing approved by the Management Committee, such Encumbrance shall be granted only in connection with such Member’s financing payment or performance of that Member’s obligations under this Agreement and shall be subject to the terms of this Agreement and the rights and interests of the other Member hereunder.  Any such Encumbrance shall be further subject to the condition that the holder of such Encumbrance (“Chargee”) first enters into a written agreement with the other Member in form satisfactory to the other Member, acting reasonably, binding upon the Chargee, to the effect that:

(i)

the Chargee shall not enter into possession or institute any proceedings for foreclosure or partition of the encumbering Member’s Ownership Interest and that such Encumbrance shall be subject to the provisions of this Agreement;

(ii)

the Chargee’s remedies under the Encumbrance shall be limited to the sale of the whole (but only of the whole) of the encumbering Member’s Ownership Interest to the other Member, or, failing such a sale, at a public auction to be held at least ninety (90)days after prior notice to the other Member, such sale to be subject to the purchaser entering into a written agreement with the other Member whereby such purchaser assumes all obligations of the encumbering Member under the terms of this Agreement. The price of any preemptive sale to the other Member shall be the remaining principal amount of the loan plus accrued interest and related expenses, and such preemptive sale shall occur within sixty (60) days of the Chargee’s notice to the other Member of its intent to sell the encumbering Member’s Ownership Interest. Failure of a sale to the other Member to close by the end of such period, unless failure is caused by the encumbering Member or by the Chargee, shall permit the Chargee to sell the encumbering Member’s Ownership Interest at a public sale; and

(iii)

the charge shall be subordinate to any then-existing debt, including Project Financing previously approved by the Management Committee, encumbering the transferring Member’s Ownership Interest.

7.3

Preemptive and Tag Along Rights.  Any Transfer by either Member under Section 7.1, and any Transfer by an Affiliate in Control of either Member shall be subject to a preemptive right of the other Member to the extent provided in Exhibit H.  Failure of a Member’s Affiliate to comply with this Section and Exhibit H shall be a breach by such Member of this Agreement.

ARTICLE VIII

MANAGEMENT COMMITTEE

8.1

Organization and Composition.  The Members hereby establish a Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement.  The Management Committee shall consist of two (2) members appointed by SMMI and two (2) members appointed by ISGC.  Each Member may appoint one or more alternates to act in the absence of a regular member.  Any alternate so acting shall be deemed a member of the Management Committee for the duration of such appointment.  Appointments by a Member shall be made or changed by notice to the other Members.  ISGC shall designate one of its Members to serve as the chair of the Management Committee.

8.2

Decisions.

(a)

Each Member, acting through its appointed members in attendance at the meeting, shall have the votes on the Management Committee in proportion to its Ownership Interest.  Unless otherwise provided in this Agreement, the vote of the Member with an Ownership Interest over fifty percent (50%) shall determine the decisions of the Management Committee.  If both members of the Management Committee appointed by a Member attend a meeting, each such member shall have a vote in proportion to one-half of the appointing Member’s Ownership Interest.  If only one member of the Management Committee appointed by a Member attends a meeting, such member shall have a vote in proportion to the appointing Member’s entire Ownership Interest.

(b)

With respect to approval of budgets, other than the initial 2012 budget set forth in Exhibit G and the 2013 funding commitments identified in Section 3.2(a)(1) and (2), in the event that the members of the Management Committee have not unanimously approved a budget, prior to the Management Committee members representing an Ownership Interest over fifty percent (50%) exercising their right to approve such budget over the objection of the other members in accordance with Section 8.2(a), the Management Committee shall call a special meeting to further review and discuss the budget items at issue and shall invite an experienced neutral third party mining professional or representative of a mining consulting group (the “Mediator”) to participate in such meeting.  The Mediator shall be mutually acceptable to all members of the Management Committee.  At the special meeting, each member of the Management Committee shall present such member’s position and reasonable supporting information on the disputed budget items,  respond to questions from the Mediator, and consider in good faith any opinions or statements of the Mediator following such presentations.  At the conclusion of such meeting, the Management Committee shall vote upon the approval of such budget in accordance with Section 8.2(a).

8.3

Meetings.

(a)

The Management Committee shall hold regular meetings at least quarterly in Boise, Idaho, or at other mutually agreed places.  The Manager shall give at least sixty (60) days but not less than ten (10) days notice to the Members of such meetings.  Additionally, either Member may call a special meeting upon seven (7) days notice to the other Member.  In case of an emergency, reasonable notice of a special meeting shall suffice.  There shall be a quorum if at least one member of the Management Committee representing each Member is present; provided, however, that if a Member fails to attend two consecutive properly called meetings, then a quorum shall exist at the second meeting if the other Member is represented by at least one appointed member, and a vote of such Member shall be considered the vote required for the purposes of the conduct of all business properly noticed even if such vote would otherwise require unanimity.

(b)

If business cannot be conducted at a regular or special meeting due to the lack of a quorum, either Member may call the next meeting upon ten (10) days notice to the other Member.

(c)

Each notice of a meeting shall include an itemized agenda prepared by the Manager in the case of a regular meeting or by the Member calling the meeting in the case of a special meeting, but any matters may be considered if either Member adds the matter to the agenda at least three (3) days before the meeting or with the consent of the other Member.  The Manager shall prepare minutes of all meetings and shall distribute copies of such minutes to the other Member within ten (10) days after the meeting.  Either Member may electronically record the proceedings of a meeting with the consent of the other Member.  The other Member shall sign and return or object to the minutes prepared by the Manager within ten (10) days after receipt, and failure to do either shall be deemed acceptance of the minutes as prepared by the Manager. The minutes, when signed or deemed accepted by both Members, shall be the official record of the decisions made by the Management Committee.  Decisions made at a Management Committee meeting shall be implemented in accordance with adopted Programs and Budgets.  If a Member timely objects to minutes proposed by the Manager, the members of the Management Committee shall seek, for a period not to exceed ten (10) days from receipt by the Manager of notice of the objections, to agree upon minutes acceptable to both Members.  If the Management Committee does not reach agreement on the minutes of the meeting within such ten (10) day period, the minutes of the meeting as prepared by the Manager together with the other Member’s proposed changes shall collectively constitute the record of the meeting.  If personnel employed in Operations are required to attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be charged to the Business Account.  All other costs shall be paid by the Members individually.

8.4

Action without Meeting in Person.  In lieu of meetings in person, the Management Committee may conduct meetings by telephone or video conference, so long as minutes of such meetings are prepared in accordance with Subsection 8.3(c).  The Management Committee may also take actions in writing signed by all members of the Management Committee.

8.5

Matters Requiring Approval.  Except as otherwise delegated to the Manager in Section 9.2, the Management Committee shall have exclusive authority to determine all matters related to overall policies, objectives, procedures, methods and actions under this Agreement.

ARTICLE IX

MANAGER

9.1

Appointment.  The Members hereby appoint ISGC as the Manager with overall management responsibility for Operations.  ISGC hereby agrees to serve until it resigns as provided in Section 9.4 or as otherwise provided in this Agreement.

9.2

Powers and Duties of Manager.  Subject to the terms and provisions of this Agreement, the Manager shall have the following powers and duties, which shall be discharged in accordance with adopted Programs and Budgets.

(a)

The Manager shall manage, direct and control Operations, and shall prepare and present to the Management Committee proposed Programs and Budgets as provided in Article X.

(b)

The Manager shall implement the decisions of the Management Committee, shall make all expenditures necessary to carry out adopted Programs, and shall promptly advise the Management Committee if it lacks sufficient funds to carry out its responsibilities under this Agreement.  The Manager shall have authority to disburse Company funds solely in payment of Qualifying Expenses.

(c)

The Manager shall use reasonable efforts to: (i) purchase or otherwise acquire all material, supplies, equipment, water, utility and transportation services required for Operations, such purchases and acquisitions to be made to the extent reasonably possible on the best terms available, taking into account all of the circumstances; (ii) obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions; and (iii) keep the Assets free and clear of all Encumbrances, except any such Encumbrances listed in Paragraph 1.1 of Exhibit A and those existing at the time of, or created concurrent with, the acquisition of such Assets, or mechanic’s or materialmen’s liens (which shall be contested, released or discharged in a diligent matter) or Encumbrances specifically approved by the Management Committee.

(d)

The Manager shall conduct such title examinations of the Properties and cure such title defects pertaining to the Properties as may be advisable in its reasonable judgment.

(e)

The Manager shall: (i) make or arrange for all payments required by leases, licenses, permits, contracts and other agreements related to the Assets; (ii) pay all taxes, assessments and like charges on Operations and Assets except taxes determined or measured by a Member’s sales revenue or net income and taxes, including production taxes, attributable to a Member’s share of Products, and shall otherwise promptly pay and discharge expenses incurred in Operations; provided, however, that if authorized by the Management Committee, the Manager shall have the right to contest (in the courts or otherwise) the validity or amount of any taxes, assessments or charges if the Manager deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Manager may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Manager shall be required to pay them, but in no event shall the Manager permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and (iii) do all other acts reasonably necessary to maintain the Assets.

(f)

The Manager shall: (i) apply for all necessary permits, licenses and approvals; (ii) comply with all Laws; (iii) notify promptly the Management Committee of any allegations of substantial violation thereof; and (iv) prepare and file all reports or notices required for or as a result of Operations.  The Manager shall not be in breach of this provision if a violation has occurred in spite of the Manager’s good faith efforts to comply consistent with its standard of care under Section 9.3.  In the event of any such violation, the Manager shall timely cure or dispose of such violation on behalf of both Members through performance, payment of fines and penalties, or both, and the cost thereof shall be charged to the Business Account.  For the sake of clarity, and fines or penalties arising from a breach of the Manager’s standard of care shall not constitute Qualifying Expenses or Qualifying Expenditures.

(g)

The Manager shall prosecute and defend, but shall not initiate without consent of the Management Committee, all litigation or administrative proceedings arising out of Operations.  The non-managing Member shall have the right to participate, at its own expense, in such litigation or administrative proceedings.  The non-managing Member may approve in advance any settlement involving payments, commitments or obligations in excess of Ten Thousand Dollars ($10,000.00) in cash or value.

(h)

The Manager shall obtain insurance for the benefit of the Company as provided in Exhibit F or as may otherwise be determined from time to time by the Management Committee.

(i)

The Manager may dispose of Assets, whether by abandonment, surrender, or Transfer in the ordinary course of business, except that Properties may be abandoned or surrendered only as provided in Section 12.2.  Without prior authorization from the Management Committee, however, the Manager shall not: (i) dispose of Assets in any one transaction (or in any series of related transactions) having a value in excess of Twenty-Five Thousand Dollars ($25,000.00); (ii) enter into any sales contracts or commitments for Product, except as permitted in Section 5.10; (iii) begin a liquidation of the Company; or (iv) dispose of all or a substantial part of the Assets necessary to achieve the purposes of the Company.

(j)

The Manager shall have the right to carry out its responsibilities hereunder through agents, Affiliates or independent contractors subject to the limitation of Section 9.6.

(k)

The Manager shall perform or cause to be performed all assessment and other work, and shall pay all Governmental Fees, required by Law in order to maintain the unpatented mining claims, mill sites and tunnel sites included within the Properties.  The Manager shall have the right to perform the assessment work required hereunder pursuant to a common plan of exploration and continued actual occupancy of such claims and sites shall not be required.  The Manager shall not be liable on account of any determination by any court or governmental agency that the work performed by the Manager does not constitute the required annual assessment work or occupancy for the purposes of preserving or maintaining ownership of the claims, provided that the work done is pursuant to an adopted Program and Budget and is performed in accordance with the Manager’s standard of care under Section 9.3.  The Manager shall timely record with the appropriate county and file with the appropriate United States agency any required affidavits, notices of intent to hold and other documents in proper form attesting to the payment of Governmental Fees, the performance of assessment work or intent to hold the claims and sites, in each case in sufficient detail to reflect compliance with the requirements applicable to each claim and site.  The Manager shall not be liable on account of any determination by any court or governmental agency that any such document submitted by the Manager does not comply with applicable requirements, provided that such document is prepared and recorded or filed in accordance with the Manager’s standard of care under Section 9.3.

(l)

If authorized by the Management Committee, the Manager may: (i) locate, amend or relocate any unpatented mining claim or mill site or tunnel site, (ii) locate any fractions resulting from such amendment or relocation, (iii) apply for patents or mining leases or other forms of mineral tenure for any such unpatented claims or sites, (iv) abandon any unpatented mining claims for the purpose of locating mill sites or otherwise acquiring from the United States rights to the ground covered thereby, (v) abandon any unpatented mill sites for the purpose of locating mining claims or otherwise acquiring from the United States rights to the ground covered thereby, (vi) exchange with or convey to the United States any of the Properties for the purpose of acquiring rights to the ground covered thereby or other adjacent ground, and (vii) convert any unpatented claims or mill sites into one or more leases or other forms of mineral tenure pursuant to any Law hereafter enacted.

(m)

The Manager shall keep and maintain all required accounting and financial records pursuant to the procedures described in Exhibit B and in accordance with customary cost accounting practices in the mining industry, and shall ensure appropriate separation of accounts unless otherwise agreed by the Members.

(n)

The Manager shall keep and maintain all required records, make elections, and prepare and file all federal and state tax returns or other required tax forms, and perform the other duties described in Exhibit C.

(o)

The Manager shall maintain Capital Accounts for each Member.  Each Member’s Capital Account shall be credited with the value of such Member’s contributions under Subsections 3.1(a) and 3.1(b) and shall be credited with any additional amounts contributed by such Member to the Company.  Each Member’s Capital Account shall be charged with the cash and the fair market value of property distributed to such Member (net of liabilities assumed by such Member and liabilities to which such distributed property is subject).  Contributions and distributions shall include all cash contributions or distributions plus the agreed value (expressed in dollars) of all in-kind contributions or distributions.  Solely for purposes of determining the Capital Account balances of the Members, the Manager shall reasonably estimate the fair market value of all Products distributed to the Members, and such estimated value shall be used regardless of the actual amount received by each Member upon disposition of such Products.

(p)

The Manager shall keep the Management Committee advised of all Operations by submitting in writing to the members of the Management Committee: (i) monthly and annual progress reports that include statements of expenditures and comparisons of such expenditures to the adopted Budget; (ii) periodic summaries of data acquired; (iii) copies of reports concerning Operations; (iv) a detailed final report within one hundred twenty (120) days after completion of each Program and Budget, which shall include comparisons between actual and budgeted expenditures and comparisons between the objectives and results of Programs; and (v) such other reports as any member of the Management Committee may reasonably request.  Subject to Article XIII, at all reasonable times the Manager shall provide the Management Committee, or other representative of a Member upon the request of such Member’s member of the Management Committee, access to, and the right to inspect and, at such Member’s cost and expense, copy the Existing Data and all maps, drill logs and other drilling data, core, pulps, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other Business Information, to the extent preserved or kept by the Manager.  In addition, the Manager shall allow the non-managing Member, at the latter’s sole risk, cost and expense, and subject to reasonable safety regulations, to inspect the Assets and Operations at all reasonable times, so long as the non-managing Member does not unreasonably interfere with Operations.

(q)

The Manager shall prepare an Environmental Compliance plan for all Operations consistent with the requirements of any applicable Laws or contractual obligations and shall include in each Program and Budget sufficient funding to implement the Environmental Compliance plan and to satisfy the financial assurance requirements of any applicable Law or contractual obligation pertaining to Environmental Compliance not later than ninety (90) days from the date of this Agreement, which Environmental Compliance plan shall be reviewed and approved by the Management Committee.  To the extent practical, the Environmental Compliance plan shall incorporate concurrent reclamation of Properties disturbed by Operations.

(r)

The Manager shall undertake to perform Continuing Obligations when and as economic and appropriate, whether before or after termination of the Company.  The Manager shall have the right to delegate performance of Continuing Obligations to persons having demonstrated skill and experience in relevant disciplines.  As part of each Program and Budget submittal, the Manager shall specify in such Program and Budget the measures to be taken for performance of Continuing Obligations and the cost of such measures.  The Manager shall keep the other Member reasonably informed about the Manager’s efforts to discharge Continuing Obligations.  Authorized representatives of each Member shall have the right from time to time to enter the Properties to inspect work directed toward satisfaction of Continuing Obligations and audit books, records, and accounts related thereto.

(s)

The funds that are to be deposited into the Environmental Compliance Fund shall be maintained by the Manager in a separate, interest bearing cash management account, which may include, but is not limited to, money market investments and money market funds, and/or in longer term investments if approved by the Management Committee. Such funds shall be used solely for Environmental Compliance and Continuing Obligations, including the committing of such funds, interests in property, insurance or bond policies, or other security to satisfy Laws regarding financial assurance for the reclamation or restoration of the Properties, and for other Environmental Compliance requirements.

(t)

If Ownership Interests are adjusted in accordance with this Agreement the Manager shall modify the Schedule of Members to properly reflect such adjustment and shall propose from time to time one or more methods for fairly allocating costs for Continuing Obligations.

(u)

The Manager shall undertake all other activities reasonably necessary to fulfill the foregoing, and to implement the policies, objectives, procedures, methods and actions determined by the Management Committee pursuant to Section 8.1.

9.3

Standard of Care.  The Manager shall discharge its duties under Section 9.2 and conduct all Operations in a good, workmanlike and efficient manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with Laws and with the terms and provisions of leases, licenses, permits, contracts and other agreements pertaining to the Assets.  The Manager shall not be liable to the other Member for any act or omission resulting in damage or loss except to the extent caused by or attributable to the Manager’s willful misconduct or negligence.  The Manager shall not be in default of any of its duties under Section 9.2 if its inability or failure to perform results from the failure of the other Member to perform acts or to contribute amounts required of it by this Agreement.

9.4

Resignation; Deemed Offer to Resign.  The Manager may resign upon not less than three (3) months’ prior notice to the other Member, in which case the other Member may elect to become the new Manager by notice to the resigning Member within thirty (30) days after the notice of resignation.  If any of the following shall occur, the Manager shall be deemed to have resigned upon the occurrence of the event described in each of the following Subsections, with the successor Manager to be appointed by the other Member at a subsequently called meeting of the Management Committee, at which the Manager shall not be entitled to vote.  The other Member may appoint itself or a third party as the Manager.

(a)

The aggregate Ownership Interest of the Manager and its Affiliates becomes less than Fifty percent (50%);

(b)

The Manager fails to perform a material obligation imposed upon it under this Agreement and such failure continues for a period of sixty (60) days after notice from the other Member demanding performance;

(c)

The Manager fails to pay or contest in good faith Company bills and Company debts as such obligations become due;

(d)

A receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets is appointed and such appointment is neither made ineffective nor discharged within sixty (60) days after the making thereof, or such appointment is consented to, requested by, or acquiesced to by the Manager;

(e)

The Manager commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets; or makes a general assignment for the benefit of creditors; or takes corporate or other action in furtherance of any of the foregoing; or

(f)

Entry is made against the Manager of a judgment, decree or order for relief affecting its ability to serve as Manager or a substantial part of its Ownership Interest or its other assets by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect.

Under Subsections (d), (e) or (f) above, the appointment of a successor Manager shall be deemed to pre-date the event causing a deemed resignation.

9.5

Payments To Manager.  The Manager shall be compensated for its services and reimbursed for its costs hereunder in accordance with Exhibit B.

9.6

Transactions With Affiliates.  If the Manager engages Affiliates to provide services hereunder, it shall do so on terms no less favorable than would be the case in arm’s-length transactions with unrelated parties.

9.7

Activities During Deadlock.  If the Management Committee for any reason fails to adopt an Exploration, Pre-Feasibility Study, Feasibility Study or Development Program and Budget, the Manager shall continue Operations at levels sufficient to maintain the Properties.  If the Management Committee for any reason fails to adopt an initial Mining Program and Budget or any Expansion or Modification Programs and Budgets, the Manager shall continue Operations at levels sufficient to maintain the then current Operations and Properties.  If the Management Committee for any reason fails to adopt Mining Programs and Budgets subsequent to the initial Mining Program and Budget, subject to the contrary direction of the Management Committee and receipt of necessary funds, the Manager shall continue Operations at levels comparable with the last adopted Mining Program and Budget.  All of the foregoing shall be subject to the contrary direction of the Management Committee and the receipt of necessary funds.

ARTICLE X

PROGRAMS AND BUDGETS

10.1

Initial Program and Budget.  The Initial Program and Budget to which both Members have agreed, covering calendar year 2012, is hereby adopted and is attached as Exhibit G.  The portion of Exhibit G covering years following 2012 represents the Manager’s current estimate of such future operations but is not an adopted Program and Budget.

10.2

Operations Pursuant to Programs and Budgets.  Except as otherwise provided in Section 10.12, Operations shall be conducted, expenses shall be incurred, and Assets shall be acquired only pursuant to adopted Programs and Budgets.  Every Program and Budget adopted pursuant to this Agreement shall provide for accrual of reasonably anticipated Environmental Compliance expenses for all Operations contemplated under the Program and Budget.

10.3

Presentation of Programs and Budgets.  Proposed Programs and Budgets shall be prepared by the Manager for a period of one (1) year or any other period as approved by the Management Committee, which the Management Committee will consider in good faith in order to align the time for preparing Programs and Budgets to be not in conflict with field seasons, and shall be submitted to the Management Committee for review and consideration.  All proposed Programs and Budgets may include Exploration, Pre-Feasibility Studies, Feasibility Study, Development, Mining and Expansion or Modification Operations components, or any combination thereof, and shall be reviewed and adopted upon a vote of the Management Committee in accordance with Sections 8.2 and 10.4.  Each Program and Budget adopted by the Management Committee, regardless of length, shall be reviewed at least once a year at a meeting of the Management Committee.  During the period encompassed by any Program and Budget, and at least Three (3) months prior to its expiration (or within 30 days after the execution of this Agreement, in the case of the 2013 budget), a proposed Program and Budget for the succeeding period shall be prepared by the Manager and submitted to the Management Committee for review and consideration.

10.4

Review and Adoption of Proposed Programs and Budgets.  Within Thirty (30) days after submission of a proposed Program and Budget, each Member shall submit in writing to the Management Committee:

(a)

Notice that the Member approves any or all of the components of the proposed Program and Budget; or

(b)

Modifications proposed by the Member to the components of the proposed Program and Budget; or

(c)

Notice that the Member rejects any or all of the components of the proposed Program and Budget.

If a Member fails to give any of the foregoing responses within the allotted time, the failure shall be deemed to be a vote by the Member for adoption of the Manager’s proposed Program and Budget.  If a Member makes a timely submission to the Management Committee pursuant to Subsections 10.4(a), (b) or (c), then the Manager working with the other Member shall seek for a period of time not to exceed twenty (20) days to develop a complete Program and Budget acceptable to both Members.  The Manager shall then call a Management Committee meeting in accordance with Section 8.3 for purposes of reviewing and voting upon the proposed Program and Budget.

10.5

Election to Participate.

(a)

If ISGC has made all of its required Initial Contribution and all of ISGC's 18,000 Units are vested, or if SMMI has exercised its option under Section 3.5, then, by notice to the Management Committee within thirty (30) calendar days after the final vote adopting a Program and Budget, and notwithstanding its vote concerning adoption of a Program and Budget, a Member may elect to participate in the approved Program and Budget: (i) in proportion to its respective Ownership Interest, (ii) in some lesser amount than its respective Ownership Interest, or (iii) not at all.  In case of an election under Subsection 10.5(a)(ii) or (iii), its Ownership Interest shall be recalculated as provided in Subsection 10.5(b) below, with dilution effective as of the first day of the Program Period for the adopted Program and Budget.  If a Member fails to so notify the Management Committee of the extent to which it elects to participate, the Member shall be deemed to have elected to contribute to such Program and Budget in proportion to its respective Ownership Interest as of the beginning of the Program Period.

(b)

If a Member elects to contribute to an adopted Program and Budget some lesser amount than in proportion to its respective Ownership Interest, or not at all, and the other Member elects to fund all or any portion of the deficiency, the Ownership Interest of the Reduced Member shall be reduced as follows:

by dividing: (A) the sum of (1) the number of Vested Units owned by the Reduced Member multiplied by $1,000.00, reflecting the agreed value of the Member’s Initial Contribution for purposes of this section, (2) the total of all of the Reduced Member’s contributions to the Company under Subsection 10.5(a) or otherwise (including Contributions of Property) pursuant to this Agreement, and (3) the amount, if any, the Reduced Member elects to contribute to the adopted current Program and Budget; by (B) the sum of (1), (2) and (3) above for both Members; and then multiplying the result by one hundred.  The Ownership Interest of the other

Member shall be increased by the amount of the reduction in the Ownership Interest of the Reduced Member, and if the other Member elects not to fund the entire deficiency, the Manager shall adjust the Program and Budget to reflect the funds available.

(c)

Whenever the Ownership Interests are recalculated pursuant to this Section 10.5, (i)the Schedule of Members shall be amended to reflect the recalculated Ownership Interests; and (ii) the portion of the Vested Units attributable to the reduced Ownership Interest of the Reduced Member shall be transferred to the other Member.

10.6

Recalculation or Restoration of Reduced Interest Based on Actual Expenditures.

(a)

If a Member makes an election under Subsection 10.5(a)(ii) or (iii), then within Sixty (60) days after the conclusion of such Program and Budget, the Manager shall report the total amount of money expended plus the total obligations incurred by the Manager for such Budget and the total expended on Qualifying Expenses.

(b)

If the Manager expended or incurred obligations on Qualifying Expenses that were more or less than the adopted Budget, the Ownership Interests shall be recalculated pursuant to Subsection 10.5(b) by substituting each Member’s actual contribution to the adopted Budget for that Member’s estimated contribution at the time of the Reduced Member’s election under Subsection 10.5(a).

(c)

If the Manager expended or incurred obligations on Qualifying Expenses of less than eighty percent (80%) of the adopted Budget, within thirty (30) days of receiving the Manager’s report on expenditures, the Reduced Member may notify the other Member of its election to reimburse the other Member for the difference between any amount contributed by the Reduced Member to such adopted Program and Budget and the Reduced Member’s proportionate share (at the Reduced Member’s former Ownership Interest) of the actual amount expended or incurred for the Program on Qualifying Expenses, plus interest on the difference accruing at the rate described in Section 11.3 plus two and one-half (2.5) percentage points.  The Reduced Member shall deliver the appropriate amount (including interest) to the other Member with such notice.  Failure of the Reduced Member to so notify and tender such amount shall result in dilution occurring in accordance with this Article X and shall bar the Reduced Member from its rights under this Subsection 10.6(c) concerning the relevant adopted Program and Budget.

(d)

All recalculations under this Section shall be effective as of the first day of the Program Period for the Program and Budget.  The Manager, on behalf of both Members, shall make such reimbursements, reallocations of Products, contributions and other adjustments as are necessary so that, to the extent possible, each Member will be placed in the position it would have been in had its Ownership Interests as recalculated under this Section been in effect throughout the Program Period for such Program and Budget.

(e)

Whenever the Ownership Interests are recalculated pursuant to this Section, (i)  the Schedule of Members shall be amended to reflect the recalculated Ownership Interests; and (iii) the Capital Accounts of the Members shall be determined without regard to Subsection 10.5(c), provided, that the portion of Capital Account attributable to the reduced

Ownership Interest of the Reduced Member, if any, after taking into account the adjustments required by this Section 10.6 shall be transferred to the other Member.

10.7

Pre-Feasibility Study Program and Budgets.

(a)

At such time as either Member is of the good faith and reasonable opinion that economically viable Mining Operations may be possible on the Properties, the Member may propose to the Management Committee that a Pre-Feasibility Study Program and Budget, or a Program and Budget that includes Pre-Feasibility Studies, be prepared.  Such proposal shall be made in writing to the other Member, shall reference the data upon which the proposing Member bases its opinion, and shall call a meeting of the Management Committee pursuant to Section 8.3.  If such proposal is adopted by the Management Committee, the Manager shall prepare or have prepared a Pre-Feasibility Study Program and Budget as approved by the Management Committee and shall submit the same to the Management Committee within sixty (60) days following adoption of the proposal.

(b)

Pre-Feasibility Studies may be conducted by the Manager, Feasibility Contractors, or both, or may be conducted by the Manager and audited by Feasibility Contractors, as the Management Committee determines.  A Pre-Feasibility Study Program shall include the work necessary to prepare and complete the Pre-Feasibility Study approved in the proposal adopted by the Management Committee, which may include some or all of the following:

(i)

analyses of various alternatives for mining, processing and beneficiation of Products;

(ii)

analyses of alternative mining, milling, and production rates;

(iii)

analyses of alternative sites for placement of facilities (i.e., water supply facilities, transport facilities, reagent storage, offices, shops, warehouses, stock yards, explosives storage, handling facilities, housing, public facilities);

(iv)

analyses of alternatives for waste treatment and handling (including a description of each alternative of the method of tailings disposal and the location of the proposed disposal site);

(v)

estimates of recoverable proven and probable reserves of Products and of related substances, in terms of technical and economic constraints (extraction and treatment of Products), including the effect of grade, losses, and impurities, and the estimated mineral composition and content thereof, and review of mining rates commensurate with such reserves;

(vi)

analyses of environmental impacts of the various alternatives, including an analysis of the permitting, environmental liability and other Environmental Law implications of each alternative, and costs of Environmental Compliance for each alternative;

(vii)

conduct of appropriate metallurgical tests to determine the efficiency of alternative extraction, recovery and processing techniques, including an estimate of water, power, and reagent consumption requirements;

(viii)

conduct of hydrology and other studies related to any required dewatering; and

(ix)

conduct of other studies and analyses approved by the Management Committee.

(c)

The Manager shall have the discretion to base its and any Feasibility Contractors’ Pre-Feasibility Study on the cumulative results of each discipline studied, so that if a particular portion of the work would result in the conclusion that further work based on these results would be unwarranted for a particular alternative, the Manager shall have no obligation to continue expenditures on other Pre-Feasibility Studies related solely to such alternative.

10.8

Completion of Pre-Feasibility Studies and Selection of Approved Alternatives.  As soon as reasonably practical following completion of all Pre-Feasibility Studies required to evaluate fully the alternatives studied pursuant to Pre-Feasibility Programs, the Manager shall prepare a report summarizing all Pre-Feasibility Studies and shall submit the same to the Management Committee.  Such report shall incorporate the following:

(a)

the results of the analyses of the alternatives and other matters evaluated in the conduct of the Pre-Feasibility Programs;

(b)

reasonable estimates of capital costs for the Development and start-up of the mine, mill and other processing and ancillary facilities required by the Development and Mining alternatives evaluated (based on flowsheets, piping and instrumentation diagrams, and other major engineering diagrams), which cost estimates shall include reasonable estimates of:

(i)

capitalized pre-stripping expenditures, if an open pit or surface mine is proposed;

(ii)

expenditures required to purchase, construct and install all machinery, equipment and other facilities and infrastructure (including contingencies) required to bring a mine into commercial production, including an analysis of costs of equipment or supply contracts in lieu of Development costs for each Development and Mining alternative evaluated;

(iii)

expenditures required to perform all other related work required to commence commercial production of Products and, if applicable, process Products (including reasonable estimates of working capital requirements); and

(iv)

all other direct and indirect costs and general and administrative expenses that may be required for a proper evaluation of the Development and Mining alternatives and annual production levels evaluated.  The capital cost estimates shall include a schedule of the timing of the estimated capital requirements for each alternative;

(c)

a reasonable estimate of the annual expenditures required for the first year of Operations after completion of the capital program described in Subsection 10.8(b) for each Development alternative evaluated, and for subsequent years of Operations, including estimates of annual production, processing, administrative, operating and maintenance expenditures, taxes (other than income taxes), working capital requirements, royalty and purchase obligations, equipment leasing or supply contract expenditures, work commitments, Environmental Compliance costs, post-Operations Environmental Compliance and Continuing Obligations funding requirements and all other anticipated costs of such Operations.  This analysis shall also include an estimate of the number of employees required to conduct such Operations for each alternative;

(d)

a review of the nature, extent and rated capacity of the mine, machinery, equipment and other facilities preliminarily estimated to be required for the purpose of producing and marketing Products under each Development and Mining alternative analyzed;

(e)

an analysis (and sensitivity analyses reasonably requested by either Member), based on various target rates of return and price assumptions requested by either Member, of whether it is technically, environmentally, and economically feasible to place a prospective ore body or deposit within the Properties into commercial production for each of the Development and Mining alternatives analyzed (including a discounted cash flow rate of return investment analysis for each alternative and net present value estimate using various discount rates requested by either Member); and

(f)

such other information as the Management Committee deems appropriate.

Within fifteen (15) business days after delivery of the Pre-Feasibility Study summary to the Members, a Management Committee meeting shall be convened for the purposes of reviewing the Pre-Feasibility Study summary and selecting one or more Approved Alternatives, if any.

10.9

Programs and Budgets for Feasibility Study.  Within thirty (30) days following the selection of an Approved Alternative, the Manager shall submit to the Management Committee a Program and a Budget, which shall include necessary Operations, for the preparation of a Feasibility Study.  A Feasibility Study may be prepared by the Manager, Feasibility Contractors, or both, or may be prepared by the Manager and audited by Feasibility Contractors, as the Management Committee determines.

10.10

Development Programs and Budgets; Project Financing.

(a)

Unless otherwise determined by the Management Committee, the Manager shall not submit to the Management Committee a Program and Budget including Development of the mine described in a completed Feasibility Study until fourteen (14) days following the receipt by Manager of the Feasibility Study.  The Program and Budget, which includes Development of the mine described in the completed Feasibility Study, shall be based on the estimated cost of Development described in the Feasibility Study for the Approved Alternative, unless otherwise directed by the Management Committee.

(b)

Promptly following adoption of the Program and Budget, which includes Development as described in a completed Feasibility Study, but in no event more than thirty (30) days thereafter, the Manager shall submit to the Management Committee a report on material bids received for Development work (“Bid Report”).  If bids described in the Bid Report result in the aggregate cost of Development work exceeding One Hundred Twenty percent (120%) of the Development cost estimates that formed the basis of the Development component of the adopted Program and Budget, the Program and Budget, which includes relevant Development, shall be deemed to have been re-submitted to the Management Committee based on the aggregate costs as described in the Bid Report on the date of receipt of the Bid Report and shall be reviewed and adopted in accordance with Sections 8.2 and 10.4.

(c)

If the Management Committee approves the Development of the mine described in a Feasibility Study and also decides to seek Project Financing for such mine, each Member shall, at its own cost, cooperate in seeking to obtain Project Financing for such mine; provided, however, that all fees, charges and costs (including attorneys and technical consultants fees) paid to the Project Financing lenders shall be borne by the Members in proportion to their Ownership Interests, unless such fees are capitalized as a part of the Project Financing.

10.11

Expansion or Modification Programs and Budgets.  Any Program and Budget proposed by the Manager involving Expansion or Modification shall be based on a Feasibility Study prepared by the Manager, Feasibility Contractors, or both, or prepared by the Manager and audited by Feasibility Contractors, as the Management Committee determines.  The Program and Budget, which include Expansion or Modification, shall be submitted for review and approval by the Management Committee within thirty (30) days following receipt by the Manager of such Feasibility Study.

10.12

Budget Overruns; Program Changes.  The Manager shall immediately notify the Management Committee of any material departure from an adopted Program and Budget.  If the Manager exceeds an adopted Budget by more than fifteen percent (15.0%) in the aggregate, then the excess over fifteen percent (15.0%), unless authorized or ratified by the Management Committee, shall be for the sole account of the Manager and such excess shall not be included in the calculations of the Ownership Interests nor deemed a contribution under this Agreement.  Budget overruns of fifteen percent (15.0%) or less in the aggregate shall be borne by the Members in proportion to their respective Ownership Interests.

10.13

Supplemental Business Arrangement.  At any time during the term of this Agreement, the Management Committee may determine by unanimous vote of both Members after ISGC’s Initial Contribution obligations have been fully satisfied that it is appropriate to segregate the Area of Interest into areas subject to separate Programs and Budgets for purposes of conducting further Exploration, Pre-Feasibility or Feasibility Studies, Development, or Mining.  At such time, the Management Committee shall designate which portion of the Properties will comprise an area of interest under a separate business arrangement (“Supplemental Business Arrangement”) for the purpose of further exploring, analyzing, developing, and mining such portion of the Properties.  The Supplemental Business Arrangement shall substantially reflect the same terms as this Agreement, with rights and interests of the Members in the Supplemental Business Arrangement identical to the rights and interests of the Members in the Company at the time of the designation, unless otherwise agreed to by the Members, and with the Members agreeing to new Capital and Equity Accounts and other terms necessary for the Supplemental Business Arrangement to comply with the nature and purpose of the designation.  Following the effectuation of the Supplemental Business Arrangement, this Agreement shall terminate insofar as it affects the Properties covered by the Supplemental Business Arrangement.

ARTICLE XI

ACCOUNTS AND SETTLEMENTS

11.1

Monthly Statements.  The Manager shall promptly submit to the Management Committee monthly statements of account reflecting in reasonable detail the charges and credits to the Business Account during the preceding month.

11.2

Cash Calls.  On the basis of each adopted Program and Budget, the Manager shall submit prior to the last day of each month a billing for estimated cash requirements for the next month.  Within thirty (30) days after receipt of each billing, each Member shall advance its proportionate share of such cash requirements.  The Manager shall record all funds received in the Business Account.  The Manager shall at all times maintain a cash balance approximately equal to the rate of disbursement for up to sixty (60) days.  All funds in excess of immediate cash requirements shall be invested by the Manager for the benefit of the Company in cash management accounts and investments selected at the discretion of the Manager, which accounts may include, but are not limited to, money market investments and money market funds.  Notwithstanding the foregoing, however, (i) with respect to the first Program and Budget that includes Development of the Properties, no cash call may be made upon SMMI prior to the date which is one hundred twenty (120) days after the date on which SMMI was notified of the aggregate Budget amount for such Program, and (ii) the timing of ISGC’s $18 million Initial Contribution shall be as set forth in Section 3.6.

11.3

Failure to Meet Cash Calls.  A Member that fails to meet cash calls in the amount and at the times specified in Section 11.2 shall be in default, and the amounts of the defaulted cash call shall bear interest from the date due at an annual rate equal to two and one-half (2.5) percentage points over the Prime Rate, but in no event shall the rate of interest exceed the maximum permitted by Law.  Such interest shall accrue to the benefit of and be payable to the non-defaulting Member, but shall not be deemed as amounts contributed by the defaulting Member in the event dilution occurs in accordance with Subsection 4.2(c).  In addition to any other rights and remedies available to it by Law, the non-defaulting Member shall have those other rights, remedies, and elections specified in Sections 11.4 and 11.5.

11.4

Cover Payment.  If a Member defaults in making a contribution or cash call required by an adopted Program and Budget, the non-defaulting Member may, but shall not be obligated to, advance some portion or all of the amount in default on behalf of the defaulting Member (a “Cover Payment”).  Each and every Cover Payment shall constitute a demand loan bearing interest from the date of the advance at the rate provided in Section 11.3.  If more than one Cover Payment is made, the Cover Payments shall be aggregated and the rights and remedies described herein pertaining to an individual Cover Payment shall apply to the aggregated Cover Payments.  The failure to repay such loan upon demand shall be a default.

11.5

Remedies.  The Members acknowledge that if either Member defaults in making a contribution required by Article III or a cash call, or in repaying a loan, as required under Sections 11.2, 11.3 or 11.4, whether or not a Cover Payment is made, it will be difficult to measure the damages resulting from such default (it being hereby understood and agreed that the Members have attempted to determine such damages in advance and determined that the calculation of such damages cannot be ascertained with reasonable certainty).  Both Members acknowledge and recognize that the damage to the non-defaulting Member could be significant.  In the event of such default, as reasonable liquidated damages, the non-defaulting Member may, with respect to any such default not cured within thirty (30) days after notice to the defaulting Member of such default, elect any of the following remedies by giving notice to the defaulting Member.  Such election may be made with respect to each failure to meet a cash call relating to a Program and Budget, regardless of the frequency of such cash calls, provided such cash calls are made in accordance with Section 11.2.

(a)

The defaulting Member grants to the non-defaulting Member a power of sale as to all or any portion of its Ownership Interest or of its interest in any Assets, upon a default under Sections 11.3 or 11.4.  Such power shall be exercised in the manner provided by applicable Law or otherwise in a commercially reasonable manner and upon reasonable notice.  If the non-defaulting Member elects to enforce the lien or security interest pursuant to the terms of this Subsection, the defaulting Member shall be deemed to have waived any available right of redemption, any required valuation or appraisal of the secured property prior to sale, any available right to stay execution or to require a marshaling of assets, and any required bond in the event a receiver is appointed, and the defaulting Member shall be liable for the deficiency.

(b)

The non-defaulting Member may elect to have the defaulting Member’s Ownership Interest diluted or eliminated as follows:

(i)

The Reduced Member’s Ownership Interest shall be recalculated by dividing: (X) the sum of (1) the number of Vested Units owned by the Reduced Member by $1,000.00, (2) the total of all of the Reduced Member’s contributions to the Company under Subsection 10.5(a) or otherwise pursuant to this Agreement and (3) the amount, if any, the Reduced Member contributed to the adopted current Program and Budget with respect to which the default occurred; by (Y) the sum of (1), (2) and (3) above for both Members; and then multiplying the result by one hundred.  .

The Ownership Interest of the other Member shall be increased by the amount of the reduction in the Ownership Interest of the Reduced Member, including the further reduction under Subsections 10.5(b)(i)(A) or (B).

The amount of any Cover Payment under Section 11.4 and interest thereon, or any interest accrued in accordance with Section 11.3, shall be deemed to be amounts contributed by the non-defaulting Member, and not as amounts contributed by the defaulting Member.

(iv)

Whenever the Ownership Interests are recalculated pursuant to this Subsection 11.5(b), the portion of Vested Units attributable to the reduced Ownership Interest of the Reduced Member shall be transferred to the other Member.

(c)

If a Member has defaulted in meeting a cash call or repaying a loan, and if the non-defaulting Member has made a Cover Payment, then, in addition to a reduction in the defaulting Member’s Ownership Interest effected pursuant to Subsection 11.5(b), the non-defaulting Member shall have the right, if the indebtedness arising from a default or Cover Payment is not discharged within sixty (60) days of the default and upon not less than thirty (30) days advance notice to the defaulting Member, to elect to purchase all the right, title, and interest, whenever acquired or arising, of the defaulting Member in the Company and Assets, including but not limited to its Ownership Interest or interest in Net Proceeds, together with all proceeds from and accessions of the foregoing (collectively the “Defaulting Member’s Entire Interest”) at a purchase price equal to seventy-five percent (75%) of the fair market value thereof as determined by a qualified independent appraiser appointed by the non-defaulting Member.  If the defaulting Member conveys notice of objection to the person so appointed within ten (10) days after receiving notice thereof, then an independent and qualified appraiser shall be appointed by the joint action of the appraiser appointed by the non-defaulting Member and a qualified independent appraiser appointed by the defaulting Member; provided, however, that if the defaulting Member fails to designate a qualified independent appraiser for such purpose within ten (10) days after giving notice of such objection, then the person originally designated by the non-defaulting Member shall serve as the appraiser; provided further, that if the appraisers appointed by each of the Members fail to appoint a third qualified independent appraiser within five (5) days after the appointment of the last of them, then an appraiser shall be appointed by a judge of a court of competent jurisdiction in the state in which the Assets are situated upon the application of either Member.  There shall be withheld from the purchase price payable, upon transfer of the Defaulting Member’s Entire Interest, the amount of any Cover Payment under Section 11.4 and unpaid interest thereon to the date of such transfer, or any unpaid interest accrued in accordance with Section 11.3 to the date of such transfer.  Upon payment of such purchase price, the defaulting Member shall be deemed to have relinquished all of the Defaulting Member’s Entire Interest to the non-defaulting Member.

11.6

Audits.

(a)

Annual Audit.  Within thirty (30) days after the end of each calendar year, at the request of a Member, an audit shall be completed by certified public accountants selected by, and independent of, the Manager.  The audit shall be conducted in accordance with generally accepted auditing standards and shall cover all books and records maintained by the Manager pursuant to this Agreement, all Assets and Encumbrances, and all transactions and Operations conducted during such calendar year, including production and inventory records and all costs for which the Manager sought reimbursement under this Agreement, together with all other matters customarily included in such audits.  All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than three (3) months after receipt of the audit report, unless either Member elects to conduct an independent audit pursuant to Subsection 11.6(b) which is ongoing at the end of such three (3) month period, in which case such exceptions and claims may be made within the period provided in Subsection 11.6(b).  Failure to make any such exception or claim within such period shall mean the audit is deemed to be correct and binding upon the Members.  The cost of all audits under this Subsection shall be charged to the Business Account.

(b)

Discretionary Audits.  Notwithstanding the annual audit conducted by certified public accountants selected by the Manager, each Member shall have the right to have an independent audit of all Company books, records and accounts, including all charges to the Business Account.  This audit shall review all issues raised by the requesting Member, with all costs borne by the requesting Member.  The requesting Member shall give the other Member thirty (30) days prior notice of such audit.  Any audit conducted on behalf of either Member shall be made during the Manager’s normal business hours and shall not interfere with Operations.  Neither Member shall have the right to audit records and accounts of the Company relating to transactions or Operations more than twenty-four (24) months after the calendar year during which such transactions, or transactions related to such Operations, were charged to the Business Account.  All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than three (3) months after completion and delivery of such audit, or they shall be deemed waived.  The cost of discretionary audits under this Subsection shall be paid by the requesting Member.

ARTICLE XII

PROPERTIES

12.1

Royalties, Production Taxes and Other Payments Based on Production.  All required payments of production royalties, taxes based on production of Products, and other payments out of production to private parties and governmental entities, shall be determined and made by the Company in a timely manner and otherwise in accordance with applicable laws and agreements.  The Manager shall furnish to the Members evidence of timely payment for all such required payments.  In the event the Company fails to make any such required payment, any Member shall have the right to make such payment and shall thereby become subrogated to the rights of such third party; provided, however, that the making of any such payment on behalf of the Company shall not constitute acceptance by the paying Member of any liability to such third party for the underlying obligation.

12.2

Abandonment and Surrender.  Either Member may request the Management Committee to authorize the Manager to surrender or abandon part or all of the Properties.  At the option of the other Member, the Company shall assign to the objecting Member or such other Person as the objecting Member specifies, by special warranty deed and without cost to the objecting Member, all of the Company’s interest in the Properties sought to be abandoned or surrendered, free and clear of all Encumbrances created by, through or under the Company other than those to which both Members have agreed.  Upon the assignment, such properties shall cease to be part of the Properties.

ARTICLE XIII

CONFIDENTIALITY, OWNERSHIP, USE

AND DISCLOSURE OF INFORMATION

13.1

Business Information.  All Business Information shall be owned jointly by the Members as their Ownership Interests are determined pursuant to this Agreement.  Both before and after the termination of the Company, all Business Information may be used by either Member for any purpose, whether or not competitive with the Business, without consulting with, or obligation to, the other Member.  Except as provided in Sections 13.3 and 13.4, or with the prior written consent of the other Member, each Member shall keep confidential and not disclose to any third party or the public any portion of the Business Information that constitutes Confidential Information.

13.2

Member Information.  In performing its obligations under this Agreement, neither Member shall be obligated to disclose any Member Information.  If a Member elects to disclose Member Information in performing its obligations under this Agreement, such Member Information, together with all improvements, enhancements, refinements and incremental additions to such Member Information that are developed, conceived, originated or obtained by either

Member in performing its obligation under this Agreement (“Enhancements”), shall be owned exclusively by the Member that originally developed, conceived, originated or obtained such Member Information.  Each Member may use and enjoy the benefits of such Member Information and Enhancements in the conduct of the Business hereunder, but the Member that did not originally develop, conceive, originate or obtain such Member Information may not use such Member Information and Enhancements for any other purpose.  Except as provided in Section 13.4, or with the prior written consent of the other Member, which consent may be withheld in such Member’s sole discretion, each Member shall keep confidential and not disclose to any third party or the public any portion of Member Information and Enhancements owned by the other Member that constitutes Confidential Information.

13.3

Permitted Disclosure of Confidential Business Information.  Either Member may disclose Business Information that is Confidential Information: (a) to a Member’s officers, directors, partners, members, employees, Affiliates, shareholders, agents, attorneys, accountants, consultants, contractors, subcontractors or advisors, for the sole purpose of such Member’s performance of its obligations under this Agreement; (b) to any party to whom the disclosing Member contemplates a Transfer of all or any part of its Ownership Interest, for the sole purpose of evaluating the proposed Transfer; (c) to any actual or potential lender, underwriter or investor for the sole purpose of evaluating whether to make a loan to or investment in the disclosing Member; or (d) to a third party with whom the disclosing Member contemplates any independent business activity or operation.

The Member disclosing Confidential Information pursuant to this Section 13.3, shall disclose such Confidential Information to only those parties that have a bona fide need to have access to such Confidential Information for the purpose for which disclosure to such parties is permitted under this Section 13.3 and that have agreed in writing supplied to, and enforceable by, the other Member to protect the Confidential Information from further disclosure, to use such Confidential Information solely for such purpose and to otherwise be bound by the provisions of this Article XIII.  Such writing shall not preclude parties described in Subsection 13.3(b) from discussing and completing a Transfer with the other Member.  The Member disclosing Confidential Information shall be responsible and liable for any use or disclosure of the Confidential Information by such parties in violation of this Agreement and such other writing.

13.4

Disclosure Required By Law.  Notwithstanding anything contained in this Article, a Member may disclose any Confidential Information if, in the opinion of the disclosing Member’s legal counsel: (a) such disclosure is legally required to be made in a judicial, administrative or governmental proceeding pursuant to a valid subpoena or other applicable order; or (b) such disclosure is legally required to be made pursuant to the rules or regulations of a stock exchange or similar trading market applicable to the disclosing Member.

Prior to any disclosure of Confidential Information under this Section 13.4, the disclosing Member shall give the other Member at least ten (10) days prior written notice (unless less time is permitted by such rules, regulations or proceeding) and, in making such disclosure, the disclosing Member shall disclose only that portion of Confidential Information required to be disclosed and shall take all reasonable efforts to preserve the confidentiality thereof, including, without limitation, obtaining protective orders and supporting the other Member in intervention in any such proceeding.

13.5

Public Announcements.  Prior to making or issuing any press release or other public announcement or disclosure of Business Information that is not Confidential Information, a Member shall first consult with the other Member as to the content and timing of such announcement or disclosure, unless in the good faith judgment of such Member, there is not sufficient time to consult with the other Member before such announcement or disclosure must be made under applicable Laws; but in such event, the disclosing Member shall notify the other Member, as soon as possible, of the pendency of such announcement or disclosure, and it shall notify the other Member before such announcement or disclosure is made if at all reasonably possible.  Any press release or other public announcement or disclosure to be issued by either Member relating to this Business shall also identify the other Member.

ARTICLE XIV

RESIGNATION AND DISSOLUTION

14.1

Events of Dissolution.  The Company shall be dissolved upon the occurrence of any of the following:

(a)

Upon expiration of term of this Agreement in accordance with Section 2.5;

(b)

Upon the unanimous written agreement of the Members;

(c)

At the election of either Member upon Sixty (60) days notice of termination to the other Member, if the Management Committee fails to adopt a Program and Budget for Twelve (12) months after the expiration of the latest adopted Program and Budget;

(d)

Upon the resignation of a Member pursuant to Section 14.2 or upon the bankruptcy, insolvency, dissolution or assignment for the benefit of creditors of a Member; or

(e)

as otherwise provided by the Act.

14.2

Resignation.  A Member may elect to resign from the Company by (a) in the case of ISGC, failing to complete its Initial Contributions as required by Subsection 3.1(b), or (b) giving notice to the other Member of the effective date of resignation, which shall be the later of the end of the then current Program Period or thirty (30) days after the date of the notice.  Upon resignation by a Member, the resigning Member shall be deemed to have transferred to the remaining Member all of its Ownership Interest, including all of its interest in the Assets and its Capital Account, without cost and free and clear of all Encumbrances arising by, through or under such resigning Member, except those described in Paragraph 1.1 of Exhibit A and those to which both Members have agreed.  The resigning Member shall execute and deliver all instruments as may be necessary in the reasonable judgment of the other Member to effect the transfer of its interests in the Company and the Assets to the other Member.  A resigning Member shall have no right to receive the fair value of his Ownership Interest pursuant to the Act.  If within a sixty (60) day period both Members elect to withdraw, then the Company shall instead be deemed to have been terminated by the written agreement of the Members pursuant to Section 14.1(b).

14.3

Disposition of Assets on Dissolution.  Promptly after dissolution under Section 14.1, the Manager shall take all action necessary to wind up the activities of the Company, in accordance with Exhibit C.  All costs and expenses incurred in connection with the dissolution of the Company shall be expenses chargeable to the Business Account.

14.4

Filing of Certificate of Cancellation.  Upon completion of the winding up of the affairs of the Company, the Manager shall promptly file a Certificate of Cancellation with the Office of the Secretary of State of the State of Idaho.  If the Manager has caused the dissolution of the Company, whether voluntarily or involuntarily, then a person selected by a majority vote of the Members to wind up the affairs of the Company shall file the Certificate of Cancellation.

14.5

Right to Data After Dissolution.  After dissolution of the Company pursuant to Subsections 14.1(a), (b), (c) or (e), each Member shall be entitled to make copies of all applicable information acquired hereunder before the effective date of termination not previously furnished to it, but a bankrupt or resigning Member causing a dissolution of the Company pursuant to Subsection 14.1(d) shall not be entitled to any such copies.

14.6

Continuing Authority.  On dissolution of the Company under Section 14.1, or the resignation of a Member under Section 14.2, or the deemed resignation of either Member pursuant to Sections 3.2 or 11.5, the Member that was the Manager prior to such dissolution (or the other Member in the event of a resignation by the Manager) shall have the power and authority to do all things on behalf of both Members that are reasonably necessary or convenient to: (a) wind up Operations and (b) complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or resignation, if the transaction or obligation arises out of Operations prior to such termination or resignation.  The Manager shall have the power and authority to grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of the Company and either or both Members, encumber Assets, and take any other reasonable action in any matter with respect to which the former Members continue to have, or appear or are alleged to have, a common interest or a common liability.

ARTICLE XV

DISPUTES

15.1

Governing Law.  Except for matters of title to the Properties or their Transfer, which shall be governed by the law of their situs, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Idaho, without regard for any conflict of laws or choice of laws principles that would permit or require the application of the laws of any other jurisdiction.

15.2

[Forum Selection].

15.3

Arbitration [if applicable].

15.4

Dispute Resolution.  All disputes arising under or in connection with this Agreement which cannot be resolved by agreement between the Members shall be resolved in accordance with applicable Law.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or substantially prevailing Member shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding through all levels of appeal, in addition to any other relief to which it or they may be entitled.

ARTICLE XVI

GENERAL PROVISIONS

16.1

Notices.  All notices, payments and other required or permitted communications (“Notices”) to either Member shall be in writing, and shall be addressed respectively as follows:

If to ISGC:		Idaho State Gold Company II LLC
1112 W. Main Street, Suite 101
Boise, ID 83702
	Attention:	Sima Muroff
	Telephone	+1 208 630 5070
	Email:	sima@idahostateregionalcenter.com
With a Copy to:		W. Kirk Williams
kirk@isrcapital.com

If to SMMI:		Thunder Mountain Gold Inc.
5248 W. Chinden Blvd.
Garden City, Idaho 83714
	Attention:	Eric Jones
	Telephone:	208-658-1037
	Email:	Eric@ThunderMountainGold.com
With a Copy to:		Joseph H. Baird
jhbaird@bhwlaw.com

All Notices shall be given (a) by personal delivery to the Member, (b) by electronic communication, capable of producing a printed transmission, (c) by registered or certified mail return receipt requested, or (d) by overnight or other express courier service.  All Notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt, or if by electronic communication, on the date of such communication.  Either Member may change its address by Notice to the other Member.

16.2

Gender.  The singular shall include the plural, and the plural the singular wherever the context so requires, and the masculine, the feminine, and the neuter genders shall be mutually inclusive.

16.3

Currency.  All references to “dollars” or “$” herein shall mean lawful currency of the United States of America.

16.4

Headings.  The subject headings of the Sections and Subsections of this Agreement and the Paragraphs and Subparagraphs of the Exhibits to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

16.5

Waiver.  The failure of either Member to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit such Member’s right thereafter to enforce any provision or exercise any right.

16.6

Modification.  No modification of this Agreement shall be valid unless made in writing and duly executed by both Members.

16.7

Force Majeure.  Except for the obligation to make payments when due hereunder, the obligations of a Member shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Member to grant); acts of God; Laws, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of Environmental Laws; action or inaction by any federal, state or local agency that delays or prevents the issuance or granting of any approval or authorization required to conduct Operations beyond the reasonable expectations of the Member seeking the approval or authorization (including, without limitation, a failure to complete any review and analysis required by the National Environmental Policy Act or any similar state law within twenty four (24) months of initiation of that process); acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors’ or subcontractors’ shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; actions by native rights groups, environmental groups, or other similar special interest groups; or any other cause whether similar or dissimilar to the foregoing.  The affected Member shall promptly give notice to the other Member of the suspension of performance, stating therein the nature of the suspension, the reasons therefor, and the expected duration thereof.  The affected Member shall resume performance as soon as reasonably possible.  During the period of suspension the obligations of both Members to advance funds pursuant to Section 11.2 shall be reduced to levels consistent with then current Operations.  Notwithstanding the foregoing, however, if a Member’s performance has been suspended pursuant to this Section 16.7 for a total of more than three years in any six year period, the other Member shall have the option to buyout such Member’s interest in the Company pursuant to Section 4.7 of this Agreement.

16.8

Rule Against Perpetuities.  The Members do not intend that there shall be any violation of the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule.  Accordingly, if any right or option to acquire any interest in the Properties, in an Ownership Interest, in the Assets, or in any real property exists under this Agreement, such right or option must be exercised, if at all, so as to vest such interest within time periods permitted by applicable rules.  If, however, any such violation should inadvertently occur, the Members hereby agree that a court shall reform that provision in such a way as to approximate most closely the intent of the Members within the limits permissible under such rules.

16.9

Further Assurances.  Each of the Members shall take, from time to time and without additional consideration, such further actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement or as may be reasonably required by lenders in connection with Project Financing.

16.10

Entire Agreement; Successors and Assigns.  This Agreement contains the entire understanding of the Members and supersedes all prior agreements and understandings between the Members relating to the subject matter hereof.  This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Members.

16.11

Counterparts.  This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of both Members be contained on any counterpart.  Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

16.12

Survival.  Provisions which by their nature are intended to survive termination, including but not limited to Sections 3.1, 3.2, 3.3, 3.4, 3.5, 4.1, 4.2, 4.3, 5.1, 5.11, 5.12, 5.13, 7.1, 7.2, 7.3, 9.2, 11.5, 13.1, 13.2, 13.3, 13.4, 14.6, 15.4, and this Section 16.12, shall survive the closing and termination of this LLC Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

EXHIBIT A

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY

OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

ASSETS AND AREA OF INTEREST

1.1

PROPERTIES AND TITLE EXCEPTIONS

SOUTH MOUNTAIN MINES PROPERTY DESCRIPTION AND LOCATION

The South Mountain property is located in southwestern Idaho in Owyhee County, approximately 70 air miles SW of Boise, Idaho and approximately 24 miles SE of Jordan Valley, Oregon.  The Property is situated wholly within Idaho approximately six miles east of the Idaho-Oregon border (Latitude 42○ 44’ 41.65” N, Longitude 116○ 55’ 13.48” W).

The Property consists of 17 patented mining claims encompassing approximately 326 acres, 21 unpatented mining claims covering approximately 290 acres owned by TMG and 545 acres of leased private land. The patented and unpatented claims are wholly owned by TMG.  All surface rights are included with the patented and leased private land.  There are no royalties associated with the patented or unpatented claims, although the unpatented claims require annual holding fees to be paid to the Bureau of Land Management (BLM), plus filings with Owhyee County.  Any surface disturbance on land managed by the BLM will require approval through the BLM’s regulations.   The location for the patented claims, unpatented claim, and the leased private land are shown in Figure 4-1.  Listings of patented and unpatented claims are included in Tables 4-1 and 4-2.

EXHIBIT A

Table 4-1  Patented Claims Included in the South Mountain Project.

Name of Claim	BLM Mineral Survey	Patent No.	Survey Date	Ownership
Illinois	1446	32995	September 17, 1900	Thunder Mountain Gold
Michigan	1446	32995	September 17, 1900	Thunder Mountain Gold
New York	1446	32995	September 17, 1900	Thunder Mountain Gold
Tennessee	1446	32995	September 17, 1900	Thunder Mountain Gold
Oregon	1446	32995	September 17, 1900	Thunder Mountain Gold
Massachusetts	1446	32995	September 17, 1900	Thunder Mountain Gold
Washington	1446	32995	September 17, 1900	Thunder Mountain Gold
Maine	1446	32995	September 17, 1900	Thunder Mountain Gold
Idaho	1446	32995	September 17, 1900	Thunder Mountain Gold
Vermont	1446	32995	September 17, 1900	Thunder Mountain Gold
Texas	1447	32996	September 17, 1900	Thunder Mountain Gold
Florida	1447	32996	September 17, 1900	Thunder Mountain Gold
Alabama	1447	32996	September 17, 1900	Thunder Mountain Gold
Virginia	1447	32996	September 17, 1900	Thunder Mountain Gold
Mississippi	1447	32996	September 17, 1900	Thunder Mountain Gold
Queen	3400	1237144	October 27, 1964	Thunder Mountain Gold
Kentucky	3400	1237144	October 27, 1964	Thunder Mountain Gold

EXHIBIT A

Table 4-2 Unpatented Claims Included in the South Mountain Project.

Claim Name	Owyhee County Instrument No.	BLM: IMC Serial No.	Ownership
SM-1	262582	192661	Thunder Mountain Gold
SM-2	262578	192662	Thunder Mountain Gold
SM-3	262581	192666	Thunder Mountain Gold
SM-4	262579	192665	Thunder Mountain Gold
SM-5	262580	192669	Thunder Mountain Gold
SM-6	262577	192664	Thunder Mountain Gold
SM-7	262576	192663	Thunder Mountain Gold
SM-8	262575	192670	Thunder Mountain Gold
SM-9	262574	192671	Thunder Mountain Gold
SM-10	262573	192668	Thunder Mountain Gold
SM-11	262572	192672	Thunder Mountain Gold
SM-12	262571	192667	Thunder Mountain Gold
SM-13	262570	192673	Thunder Mountain Gold
SM-14	262569	192674	Thunder Mountain Gold
SM-15	266241	196559	Thunder Mountain Gold
SM-16	266242	196560	Thunder Mountain Gold
SM-17	266243	196561	Thunder Mountain Gold
SM-18	266244	196562	Thunder Mountain Gold
SM-19	266245	196563	Thunder Mountain Gold
SM-20	266246	196564	Thunder Mountain Gold
SM-21	266247	196565	Thunder Mountain Gold

Annual payments and acreage for the leases for the South Mountain Project are listed in Table 4-3.  The lease agreements include a 3% net smelter royalty.

EXHIBIT A

Table 4-3 Annual Expenses for Leases and Claims at the South Mountain Project

Owner	Agreement Date	Amount	Acres	Current Annual Lease Payments
Lowry	Oct. 10, 2008	$20/acre $30/acre staring 7th year	376	$ 7,520 per year $ 11, 280 per year
Acree	June 20, 2008	$20/acre $30/acre staring 7th year	113	$ 2,260 per year $ 3,390 per year
Herman	Aril 23, 2009	$20/acre $30/acre staring 7th year	56	$ 1,120 per year $ 1,680 per year

The Laxey, Golconda and Sonneman tunnels and the Texas Shaft were historically mined for silver, zinc, and lead.  All of these historic mines are located within the boundaries of the patented claims owned by TMG.  The mineral resource area outlined in the Laxey and Sonneman Tunnels is shown in Figure 4-2.  The exploration target associated with the project is also shown in Figure 4-2.  The locations for the tunnels and shafts at the South Mountain project are shown on Figure 4.3.

1.2

PERSONAL PROPERTY

1.3

AREA OF INTEREST

The Area of Interest shall be one mile from the boundary of the patented and unpatented mining claims and all leased and/or licensed boundaries included within this agreement as itemized in Exhibit A, Tables 4-1, 4-2 and 4-3.

EXHIBIT A

EXHIBIT B

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY

OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

ACCOUNTING PROCEDURES

The financing and accounting procedures to be followed by the Manager and the Members under the Agreement are set forth below.  All capitalized terms in these Accounting Procedures shall have the definition attributed to them in the Agreement, unless defined otherwise herein.

The purpose of these Accounting Procedures is to establish equitable methods for determining charges and credits applicable to Operations.  It is the intent of the Members that neither of them shall lose or profit by reason of the designation of one of them to exercise the duties and responsibilities of the Manager.  The Members shall meet and in good faith endeavor to agree upon changes deemed necessary to correct any unfairness or inequity.  In the event of a conflict between the provisions of these Accounting Procedures and those of the Agreement, the provisions of the Agreement shall control.

ARTICLE I

GENERAL PROVISIONS

1.1

General Accounting Records.  The Manager shall maintain detailed and comprehensive cost accounting records in accordance with these Accounting Procedures, including general ledgers, supporting and subsidiary journals, invoices, checks and other customary documentation, sufficient to provide a record of revenues and expenditures and periodic statements of financial position and the results of Operations for managerial, tax, regulatory or other financial, regulatory, or legal reporting purposes related to the Company.  Such records shall be retained for the duration of the period allowed the Members for audit or the period necessary to comply with tax or other regulatory requirements.  The records shall reflect all obligations, advances and credits of the Members.

1.2

Cash Management Accounts.  The Manager shall maintain one or more separate cash management accounts for the payment of all expenses and the deposit of all cash receipts for the Company.

EXHIBIT B

1.3

Statements and Billings.  The Manager shall prepare statements and bill the Members as provided in Article XI of the Agreement.  Payment of any such billings by either Member, including the Manager, shall not prejudice such Member’s right to protest or question the correctness thereof for a period not to exceed twenty-four (24) months following the calendar year during which such billings were received by such Member.  All written exceptions to and claims upon the Manager for incorrect charges, billings or statements shall be made upon the Manager within such twenty-four (24) month period.  The time period permitted for adjustments hereunder shall not apply to adjustments resulting from periodic inventories as provided in Paragraphs 5.1 and 5.2.

ARTICLE II

CHARGES TO BUSINESS ACCOUNT

Subject to the limitations hereinafter set forth, the Manager shall charge the Business Account with the following:

2.1

Property Acquisition Costs, Rentals, Royalties and Other Payments.  All property acquisition and holding costs, including Governmental Fees, filing fees, license fees, costs of permits and assessment work, delay rentals, production royalties, including any required advances, and all other payments made by the Manager which are necessary to acquire or maintain title to the Assets.

2.2

Labor and Employee Benefits.

(a)

Salaries and wages of the Manager’s employees directly engaged in Operations, including salaries or wages of employees who are temporarily assigned to and directly employed by same.  The number of employees engaged in Operations and chargeable to the Business Account shall be consistent with normal industry standards for such Operations and the cost of employees engaged in Operations for external reasons, if any, shall not be chargeable to the Business Account.

(b)

The Manager’s cost of holiday, vacation, sickness and disability benefits, and other customary allowances applicable to the salaries and wages chargeable under Subparagraph 2.2(a) and Paragraph 2.12.  Such costs may be charged on a “when and as paid basis” or by “percentage assessment” on the amount of salaries and wages.  If percentage assessment is used, the rate shall be applied to wages or salaries excluding overtime and bonuses.  Such rate shall be based on the Manager’s cost experience and it shall be periodically adjusted at least annually to ensure that the total of such charges does not exceed the actual cost thereof to the Manager.

(c)

The Manager’s actual cost of established plans for employees’ group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus (except production or incentive bonus plans under a union contract based on actual rates of production, cost savings and other production factors, and similar non-union bonus plans customary in the industry or necessary

EXHIBIT B

to attract competent employees, which bonus payments shall be considered salaries and wages under Subparagraph 2.2(a) or Paragraph 2.12 rather than employees’ benefit plans) and other benefit plans of a like nature applicable to salaries and wages chargeable under Subparagraphs 2.2(a) or Paragraph 2.12, provided that the plans are limited to the extent feasible to those customary in the industry.

(d)

Cost of assessments imposed by governmental authority that are applicable to salaries and wages chargeable under Subparagraph 2.2(a) and Paragraph 2.12, including all penalties except those resulting from the willful misconduct or gross negligence of the Manager.

2.3

Materials, Equipment and Supplies.  The cost of materials, equipment and supplies (herein called “Material”) purchased from unaffiliated third parties or furnished by either Member as provided in Paragraph 3.2.  The Manager shall purchase or furnish only so much Material as may be required for immediate use in efficient and economical Operations.  The Manager shall also maintain inventory levels of Material at reasonable levels to avoid unnecessary accumulation of surplus stock.

2.4

Equipment and Facilities Furnished by Manager.  The cost of machinery, equipment and facilities owned by the Manager and used in Operations or used to provide support or utility services to Operations charged at rates commensurate with the actual costs of ownership and operation of such machinery, equipment and facilities.  Such rates shall include costs of maintenance, repairs, other operating expenses, insurance, taxes, depreciation and interest at a rate not to exceed Prime Rate plus three percent (3%) per annum.  Such rates shall not exceed the average commercial rates currently prevailing in the vicinity of the Operations.

2.5

Transportation.  Reasonable transportation costs incurred in connection with the transportation of employees and material necessary for Operations.

2.6

Contract Services and Utilities.  The cost of contract services and utilities procured from outside sources, other than services described in Paragraphs 2.9 and 2.13.  If contract services are performed by the Manager or an Affiliate thereof, the cost charged to the Business Account shall not be greater than that for which comparable services and utilities are available in the open market within the vicinity of Operations.  The cost of professional consultant services procured from outside sources in excess of Twenty-Five Thousand Dollars ($25,000.00) per annum per contract shall not be charged to the Business Account unless approved by the Management Committee.

2.7

Insurance Premiums.  Net premiums paid for insurance required to be carried for Operations for the protection of the Members.  When Operations are conducted in an area where the Manager may self-insure for Workers’ Compensation and/or Employer’s Liability under state law, the Manager may elect to include such risks in its self-insurance program and shall charge its costs of self-insuring such risks to the Business Account provided that such charges shall not exceed published manual rates.

EXHIBIT B

2.8

Damages and Losses.  All costs in excess of insurance proceeds necessary to repair or replace damage or losses to any Assets resulting from any cause other than the willful misconduct or negligence of the Manager.  The Manager shall furnish the Management Committee with written notice of damages or losses as soon as practicable after a report thereof has been received by the Manager.

2.9

Legal and Regulatory Expense.  Except as otherwise provided in Paragraph 2.13, all legal and regulatory costs and expenses incurred in or resulting from Operations or necessary to protect or recover the Assets of the Company, including costs of title investigation and title curative services.  All attorney’s fees and other legal costs to handle, investigate and settle litigation or claims, and amounts paid in settlement of such litigation or claims in excess of Twenty-Five Thousand Dollars ($25,000.00) per annum shall not be charged to the Business Account unless approved by the Management Committee.

2.10

Audit.  Cost of annual audits under Subsection 11.6(a) of the Agreement.

2.11

Taxes.  All taxes, assessments and like charges on Operations and Assets which have been paid by the Manager for the benefit of the Members.  Each Member is separately responsible for taxes determined or measured by a Member’s sales revenue or net income.

2.12

District and Camp Expense (Field Supervision and Camp Expenses).  A pro rata portion of: (i) the salaries and expenses of the Manager’s superintendent and other employees serving Operations whose time is not allocated directly to such Operations, and (ii) the costs of maintaining and operating an office and any necessary suboffice and (iii) all necessary camps, including housing facilities for employees, used for Operations.  The expense of those facilities, less any revenue therefrom, shall include depreciation or a fair monthly rental in lieu of depreciation of the investment.  The total of such charges for all Properties served by the Manager’s employees and facilities shall be apportioned to the Business Account on the basis of a ratio to be approved by the Management Committee.

2.13

Administrative Charge.

(a)

Each month, the Manager shall charge the Business Account a sum for each phase of Operations as provided below, which shall be a liquidated amount to reimburse the Manager for its home office overhead and general and administrative expenses to conduct each phase of Operations, and which shall be in lieu of any management fee and for taxes based on production of Products:

(i)

Exploration Phase – Fifteen percent (15%) of Allowable Costs up to Two Million Dollars ($2,000,000.00), and ten percent (10%) of Allowable Costs over Two Million Dollars ($2,000,000.00).

(ii)

Development Phase – Five percent (5.0%) of Allowable Costs up to Ten Million Dollars ($10,000,000.00), and Two and one-half percent (2.5%) of Allowable Costs over Ten Million Dollars ($10,000,000.00).

EXHIBIT B

(iii)

Major Construction Phase – Two and one-half percent (2.5%) of Allowable Costs up to Fifty Million Dollars ($5,000,000.00), and two percent (2.0%) of Allowable Costs over Fifty Million Dollars ($50,000,000.00).

(iv)

Mining Phase – Five percent (5.0%) of Allowable Costs.

(b)

The term “Allowable Costs” as used in this Paragraph for a particular phase of Operations shall mean all charges to the Business Account excluding: (i) the administrative charge referred to herein; (ii) depreciation, depletion or amortization of tangible or intangible Assets; (iii) amounts charged in accordance with Paragraphs 2.1 and 2.9; and (iv) marketing costs.  The Manager shall attribute such Allowable Costs to a particular phase of Operations by applying the following guidelines:

(A)

The Exploration Phase shall cover those Operations conducted to ascertain the existence, location, extent or quantity of any deposit of ore or mineral.

(B)

The Development Phase shall cover those Operations, including Pre-Feasibility and Feasibility Study Operations, conducted to assess a commercially feasible ore body or to extend production of an existing ore body, and to construct or install related fixed Assets.

(C)

The Major Construction Phase shall include all Operations involved in the construction of a mill, smelter or other ore processing facilities.

(D)

The Mining Phase shall include all other Operations activities not otherwise covered above, including activities conducted after Mining Operations have ceased.

(c)

Various phases of Operations may be conducted concurrently, in which event the administrative charge shall be calculated separately for Allowable Costs attributable to each phase.

(d)

The monthly administration charge determined for each phase of Operations shall be a liquidated amount to reimburse Manager for its home office overhead and general and administrative expenses for its conduct of Operations, and shall be equitably apportioned among all of the properties served during such monthly period on the basis of a ratio approved by the Management Committee.

(e)

The following is a representative list of items that constitute the Manager’s principal business office expenses that are expressly covered by the administrative charge provided in this Paragraph, except to the extent that such items are directly chargeable to the Business Account under other provisions of this Article II:

(i)

Administrative supervision, which includes all services rendered by managers, department supervisors, officers and directors of the Manager for Operations.

EXHIBIT B

(ii)

Accounting, data processing, personnel administration, billing and record keeping in accordance with governmental regulations and the provisions of the Agreement, and preparation of reports;

(iii)

The services of tax counsel and tax administration employees for all tax matters, including any protests, except any outside professional fees which the Management Committee may approve as a direct charge to the Business Account;

(iv)

Routine legal services rendered by outside sources and the Manager’s legal staff not otherwise charged to the Business Account under Paragraph 2.9, including property acquisition, attorney management and oversight, and support services provided by Manager’s legal staff concerning any litigation; and

(v)

Rentals and other charges for office and records storage space, telephone service, office equipment and supplies.

(f)

The Management Committee shall annually review the administrative charges and shall amend the methodology or rates used to determine such charges if they are found to be insufficient or excessive based on the principles that the Manager shall not make a profit or suffer a loss and that it should be fairly and adequately compensated for its costs and expenses.

2.14

Environmental Compliance Fund.  Costs of reasonably anticipated Environmental Compliance which, on a Program basis, shall be determined by the Management Committee and shall be based on proportionate contributions in an amount sufficient to establish a fund, which through successive proportionate contributions during the life of the Company, will pay for ongoing Environmental Compliance conducted during Operations and which will aggregate the reasonably anticipated costs of mine closure, post-Operations Environmental Compliance and Continuing Obligations.  The Manager shall invest such amounts on behalf of the Members as provided in Subsection 9.2(s) of the Agreement.

2.15

Other Expenditures.  Any reasonable direct expenditure, other than expenditures which are covered by the foregoing provisions, incurred by the Manager for the necessary and proper conduct of Operations.

ARTICLE III

BASIS OF CHARGES TO BUSINESS ACCOUNT

3.1

Purchases.  Material purchased and services procured from third parties shall be charged to the Business Account by the Manager at invoiced cost, including applicable transfer taxes, less all discounts taken.  If any Material is determined to be defective or is returned to a vendor for any other reason, the Manager shall credit the Business Account when an adjustment is received from the vendor.

EXHIBIT B

3.2

Material Furnished by a Member for Use in the Business.  Any Material furnished by either Member for use in the Business or distributed to either Member by the Manager shall be priced on the following basis:

(a)

New Material: New Material furnished by either Member shall be priced F.O.B.  the nearest reputable supply store or railway receiving point, where like Material is available, at the current replacement cost of the same kind of Material, exclusive of any available cash discounts, at the time it is furnished (the “New Price”).

(b)

Used Material.

(i)

Used Material in sound and serviceable condition and suitable for reuse without reconditioning shall be priced as follows:

(A)

Used Material furnished by either Member shall be priced at seventy-five percent (75%) of the New Price;

(B)

Used Material distributed to either Member shall be priced (i) at seventy-five percent (75%) of the New Price if such Material was originally charged to the Business Account as new Material, or (ii) at sixty-five percent (65%) of the New Price if such Material was originally charged to the Business Account as good used Material at seventy-five percent (75%) of the New Price.

(ii)

Other used Material that, after reconditioning, will be further serviceable for original function as good secondhand Material, or that is serviceable for original function but not substantially suitable for reconditioning, shall be priced at fifty percent (50%) of New Price.  The cost of any reconditioning shall be borne by the transferee.

(iii)

Bad-Order Material which is no longer usable for its original purpose without excessive repair cost but further usable for some other purpose shall be priced on a basis comparable with items normally used for that purpose.

(iv)

All other Material, including junk, shall be priced at a value commensurate with its use or at prevailing prices.

(c)

Obsolete Material.  Any Material that is serviceable and usable for its original function, but its condition is not equivalent to that which would justify a price as provided above, shall be priced by the Management Committee.  Such price shall be set at a level that will result in a charge to the Business Account equal to the value of the service to be rendered by such Material.

3.3

Premium Prices.  Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual circumstances over which the Manager has no control, the Manager may charge the Business Account for the required Material on the basis of the Manager’s direct cost and expenses incurred in procuring such Material and

EXHIBIT B

making it suitable for use.  The Manager shall give written notice of the proposed charge to the Members prior to the time when such charge is to be billed, whereupon either Member shall have the right, by notifying the Manager within ten days of the delivery of the notice from the Manager, to furnish at the usual receiving point all or part of its share of Material suitable for use and acceptable to the Manager.

3.4

Warranty of Material Furnished by the Manager or Members.  Neither Member warrants any Material furnished beyond any dealer’s or manufacturer’s warranty and no credits shall be made to the Business Account for defective Material until adjustments are received by the Manager from the dealer, manufacturer or their respective agents.

ARTICLE IV

DISPOSAL OF MATERIAL

4.1

Disposition Generally.  The Manager shall have no obligation to purchase either Member’s interest in Material.  The Management Committee shall determine the disposition of major items of surplus Material, provided the Manager shall have the right to dispose of normal accumulations of junk and scrap Material either by sale or by transfer to the Members as provided in Paragraph 4.2.

4.2

Distribution to Members.  Any Material to be distributed to the Members shall be made in proportion to their respective Ownership Interests, and corresponding credits shall be made to the Business Account on the basis provided in Paragraph 3.2.

4.3

Sales.  Sales of Material to third parties shall be credited to the Business Account at the net amount received.  Any damages or claims by the Purchaser shall be charged back to the Business Account if and when paid.

ARTICLE V

INVENTORIES

5.1

Periodic Inventories, Notice and Representations.  At reasonable intervals, inventories shall be taken by the Manager, which shall include all such Material as is ordinarily considered controllable by operators of mining properties and the expense of conducting such periodic inventories shall be charged to the Business Account.  The Manager shall give written notice to the Members of its intent to take any inventory at least thirty (30) days before such inventory is scheduled to take place.  A Member shall be deemed to have accepted the results of any inventory taken by the Manager if the Member fails to be represented at such inventory.

5.2

Reconciliation and Adjustment of Inventories.  Reconciliation of inventory with charges to the Business Account shall be made, and a list of overages and shortages shall be furnished to the Management Committee within six (6) months after the inventory is taken.  Inventory adjustments shall be made by the Manager to the Business Account for overages and shortages, but the Manager shall be held accountable to the Company only for shortages due to lack of reasonable diligence.

EXHIBIT B

EXHIBIT C

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY

OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

TAX MATTERS

ARTICLE I

EFFECT OF THIS EXHIBIT

This Exhibit shall govern the relationship of the Members and the Company with respect to tax matters and the other matters addressed herein.  Except as otherwise indicated, capitalized terms used in this Exhibit shall have the meanings given to them in the Agreement.  In the event of a conflict between this Exhibit and the other provisions of the Agreement, the terms of this Exhibit shall control.

ARTICLE II

TAX MATTERS PARTNER

2.1

Designation of Tax Matters Partner.  The Manager is hereby designated the tax matters partner (the “TMP”) as defined in Section 6231(a)(7) of the Internal Revenue Code of 1986 (“the Code”) and shall be responsible for, make elections for, and prepare and file any federal and state tax returns or other required tax forms following approval of the Management Committee.  In the event of any change in Manager, the Member serving as Manager at the end of a taxable year shall continue as TMP with respect to all matters concerning such year unless the TMP for that year is required to be changed pursuant to applicable Treasury Regulations.  The TMP and the other Member shall use reasonable best efforts to comply with the responsibilities outlined in this Article II and in Sections 6221 through 6233 of the Code (including any Treasury regulations promulgated thereunder) and in doing so shall incur no liability to any other party.

2.2

Notice.  Each Member shall furnish the TMP with such information (including information specified in Section 6230(e) of the Code) as it may reasonably request to permit it to provide the Internal Revenue Service with sufficient information to allow proper notice to the Members in accordance with Section 6223 of the Code.  The TMP shall keep each Member informed of all administrative and judicial proceedings for the adjustment at the partnership level of partnership items in accordance with Section 6223(g) of the Code.

EXHIBIT C

2.3

Inconsistent Treatment of Tax Item.  If an administrative proceeding contemplated under Section 6223 of the Code has begun, and the TMP so requests, each Member shall notify the TMP of its treatment of any partnership item on its federal income tax return that is inconsistent with the treatment of that item on the partnership return.

2.4

Extensions of Limitation Periods.  The TMP shall not enter into any extension of the period of limitations as provided under Section 6229 of the Code without first giving reasonable advance notice to the other Member of such intended action.

2.5

Requests for Administrative Adjustments.  Neither Member shall file, pursuant to Section 6227 of the Code, a request for an administrative adjustment of partnership items for any taxable year of the Company without first notifying the other Member.  If the other Member agrees with the requested adjustment, the TMP shall file the request for administrative adjustment on behalf of the Company.  If consent is not obtained within thirty (30) days after notice from the proposing Member, or within the period required to timely file the request for administrative adjustment, if shorter, either Member, including the TMP, may file that request for administrative adjustment on its own behalf.

2.6

Judicial Proceedings.  If a Member desires to file a petition under Section 6226, 6228 or other sections of the Code with respect to any partnership item, or other tax matters involving the Company, shall notify the other Member of such intention and the nature of the contemplated proceeding.  If the TMP is the Member intending to file such petition, such notice shall be given within a reasonable time to allow the other Member to participate in the choosing of the forum in which such petition will be filed.  If both Members do not agree on the appropriate forum, then the appropriate forum shall be decided in accordance with Section 8.2 of the Agreement.  If a deadlock results, the TMP shall choose the forum.  If either Member intends to seek review of any court decision rendered as a result of a proceeding instituted under the preceding part of this Paragraph, such Member shall notify the other Member of such intended action.

2.7

Settlements.  The TMP shall not bind the other Member to a settlement agreement without first obtaining the written consent of any such Member.  Either Member who enters into a settlement agreement for its own account with respect to any partnership items, as defined by Section 6231(a)(3) of the Code, shall notify the other Member of such settlement agreement and its terms within ninety (90) days from the date of settlement.

2.8

Fees and Expenses.  The TMP shall not engage legal counsel, certified public accountants, or others without the prior consent of the Management Committee.  Either Member may engage legal counsel, certified public accountants, or others in its own behalf and at its sole cost and expense.  Any reasonable item of expense, including but not limited to fees and expenses for legal counsel, certified public accountants, and others which the TMP incurs (after proper consent by the Management Committee as provided above) in connection with any audit, assessment, litigation, or other proceeding regarding any partnership item, shall constitute proper charges to the Business Account and shall be borne by the Members as any other item which constitutes a direct charge to the Business Account pursuant to the Agreement.

EXHIBIT C

2.9

Survival.  The provisions of the foregoing paragraphs, including but not limited to the obligation to pay fees and expenses contained in Paragraph 2.8, shall survive the termination of the Company or the termination of either Member’s interest in the Company and shall remain binding on the Members for a period of time necessary to resolve with the Internal Revenue Service or the Department of the Treasury any and all matters regarding the federal income taxation of the Company for the applicable tax year(s).

ARTICLE III

TAX ELECTIONS AND ALLOCATIONS

3.1

Company Election.  It is understood and agreed that the Members intend to create a partnership for United States federal and state income tax purposes, and, unless otherwise agreed to hereafter by both Members, no Member shall take any action to change the status of the Company as a partnership under Treas.  Reg.  § 1.7701-3 or similar provision of state law.  It is understood and agreed that the Members intend to create a partnership for federal and state income tax purposes only.  The Manager shall file with the appropriate office of the Internal Revenue Service a partnership income tax return covering the Operations.  The Members recognize that the Agreement may be subject to state income tax statutes.  The Manager shall file with the appropriate offices of the state agencies any required partnership state income tax returns.  Each Member agrees to furnish to the Manager any information it may have relating to Operations as shall be required for proper preparation of such returns.  The Manager shall furnish to the other Member for its review a copy of each proposed income tax return at least two weeks prior to the date the return is filed.

3.2

Tax Elections.  The Company shall make the following elections for purposes of all partnership income tax returns:

(a)

To use the accrual method of accounting.

(b)

Pursuant to the provisions at Section 706(b)(1) of the Code, to use as its taxable year the year ended December 31. In this connection, SMMI represents that its taxable year is the year ending December 31 and ISGC represents that its taxable year is the year ending December 31.

(c)

To deduct currently all development expenses to the extent possible under Section 616 of the Code.

(d)

Unless the Members unanimously agree otherwise, to compute the allowance for depreciation in respect of all depreciable Assets using the maximum accelerated tax depreciation method and the shortest life permissible or, at the election of the Manager, using the units of production method of depreciation.

(e)

To treat advance royalties as deductions from gross income for the year paid or accrued to the extent permitted by law.

EXHIBIT C

(f)

To adjust the basis of property of the Company under Section 754 of the Code at the request of either Member;

(g)

To amortize over the shortest permissible period all organizational expenditures and business start-up expenses under Sections 195 and 709 of the Code;

Any other election required or permitted to be made by the Company under the Code or any state tax law shall be made as determined by the Management Committee.

Each Member shall elect under Section 617(a) of the Code to deduct currently all exploration expenses.  Each Member reserves the right to capitalize its share of development and/or exploration expenses of the Company in accordance with Section 59(e) of the Code, provided that a Member’s election to capitalize all or any portion of such expenses shall not affect the Member’s Capital Account.

3.3

Allocations to Members.  Allocations for Capital Account purposes shall be in accordance with the following:

(a)

Exploration expenses and development cost deductions shall be allocated among the Members in accordance with their respective contributions to such expenses and costs.

(b)

Depreciation and amortization deductions with respect to a depreciable Asset shall be allocated among the Members in accordance with their respective contributions to the adjusted basis of the Asset which gives rise to the depreciation, amortization or loss deduction.

(c)

Production and operating cost deductions shall be allocated among the Members in accordance with their respective contributions to such costs.

(d)

Deductions for depletion (to the extent of the amount of such deductions that would have been determined for Capital Account purposes if only cost depletion were allowable for federal income tax purposes) shall be allocated to the Members in accordance with their respective contributions to the adjusted basis of the depletable property.  Any remaining depletion deductions shall be allocated to the Members so that, to the extent possible, the Members receive the same total amounts of percentage depletion as they would have received if percentage depletion were allocated to the Members in proportion to their respective shares of the gross income used as the basis for calculating the federal income tax deduction for percentage depletion.

(e)

Subject to Subparagraph 3.3(g) below, gross income on the sale of production shall be allocated in accordance with the Members’ rights to share in the proceeds of such sale based on the ratio of the Members’ Capital Accounts, during the month the production is sold, prior to Payout and based on the ratio of the Members’ Ownership Interest, during the month of the production is sold, after Payout.

(f)

Except as provided in Subparagraph 3.3(g), below, gain or loss on the sale of a depreciable or depletable asset shall be allocated so that, to the extent possible, the net amount

EXHIBIT C

reflected in the Members’ Capital Account with respect to such property (taking into account the cost of such property, depreciation, amortization, depletion or other cost recovery deductions and gain or loss) most closely reflects the Members’ Ownership Interests.

(g)

Gains and losses on the sale of all or substantially all the Assets of the Company shall be allocated so that, to the extent possible, the Members’ resulting Capital Account balances are in the same ratio as their Ownership Interests at the time of such sale.

(h)

The Members acknowledge that expenses and deductions allocable under the preceding provisions of this Paragraph may be required to be capitalized into production under Section 263A of the Code.  With respect to such capitalized expenses or deductions, the allocation of gross income on the sale of production shall be adjusted, in any reasonable manner consistently applied by the Manager, so that the same net amount (subject possibly to timing differences) is reflected in the Capital Accounts as if such expenses or deductions were instead deductible and allocated pursuant to the preceding provisions of this Paragraph.

(i)

All deductions and losses that are not otherwise allocated in this Paragraph shall be allocated among the Members in accordance with their respective contributions to the costs producing each such deduction or to the adjusted basis of the Asset producing each such loss.

(j)

Any recapture of exploration expenses under Section 617(b)(1)(A) of the Code, and any disallowance of depletion under Section 617(b)(1)(B) of the Code, shall be borne by the Members in the same manner as the related exploration expenses were allocated to, or claimed by, them.

(k)

All other items of income and gain shall be allocated to the Members in accordance with their Vested Units.

(l)

If a reduced Ownership Interest is restored pursuant to Section 10.6 of the Agreement, the Manager shall endeavor to allocate items of income, gain, loss, and deduction (in the same year as the restoration of such Ownership Interest or, if necessary, in subsequent years) so as to cause the Capital Account balances of the Members to be the same as they would have been if the restored Ownership Interest had never been reduced.

(m)

If the Members’ Ownership Interests change during any taxable year of the Company, the distributive share of items of income, gain, loss and deduction of each Member shall be determined in any manner (1) permitted by Section 706 of the Code, and (2) agreed by both Members.  If the Members cannot agree on a method, the method shall be determined by the Manager in consultation with the Company’s tax advisers, with preference given to the interim closing-of-the-books method except where application of that method would result in undue administrative expense in relationship to the amount of the items to be allocated.

(n)

For purposes of this Paragraph 3.3, items financed through indebtedness of, or from revenues of, the Company shall be treated as funded from contributions made by the Members to the Company in accordance with their Ownership Interests.  “Nonrecourse

EXHIBIT C

deductions,” as defined by Treas.  Reg.  § 1.704-2(b)(1) shall be allocated between the Members in proportion to their Ownership Interests.

3.4

Regulatory Allocations.  Notwithstanding the provisions of Paragraph 3.3 to the contrary, the following special allocations shall be given effect for purposes of maintaining the Members’ Capital Accounts.

(a)

If either Member unexpectedly receives any adjustments, allocations, or distributions described in Treas.  Reg.  § 1.704-1(b)(2)(ii)(d)(4), § 1.704-1(b)(2)(ii)(d)(5) or § 1.704-1(b)(2)(ii)(d)(6), which result in a deficit Capital Account balance, items of income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Capital Account deficit of such Member as quickly as possible.  For the purposes of this Subparagraph 3.4(a), each Member’s Capital Account balance shall be increased by the sum of (i) the amount such Member is obligated to restore pursuant to any provision of the Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treas.  Reg.  §§ 1.704-2(g)(1) and 1.704-2(i)(5).

(b)

If there is a net decrease in partnership minimum gain for a taxable year of the Company, each Member shall be allocated items of income and gain for that year equal to that Member’s share of the net decrease in partnership minimum gain, all in accordance with Treas.  Reg.  § 1.704-2(f).  If, during a taxable year of the Company, there is a net decrease in partner nonrecourse debt minimum gain, any Member with a share of that partner nonrecourse debt minimum gain as of the beginning of the year shall be allocated items of income and gain for the year (and, if necessary, for succeeding years) equal to that partner’s share of the net decrease in partner nonrecourse debt minimum gain, all in accordance with Treas.  Reg.  § 1.704-2(i)(4).  Pursuant to Treas.  Reg.  § 1.704-2(i)(1), deductions attributable to “partner nonrecourse liability” shall be allocated to the Member that bears the economic risk of loss for such liability (or is treated as bearing such risk).

(c)

If the allocation of deductions to either Member would cause such Member to have a deficit Capital Account balance at the end of any taxable year of the Company (after all other allocations provided for in this Article III have been made and after giving effect to the adjustments described in Subparagraph 3.4(a)), such deductions shall instead be allocated to the other Member.

3.5

Curative Allocations.  The allocations set forth in Paragraph 3.4 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations.  It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Paragraph.  Therefore, notwithstanding any other provisions of this Article III (other than the Regulatory Allocations), the Manager shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the

EXHIBIT C

Regulatory Allocations were not part of the Agreement and all items were allocated pursuant to Paragraph 3.3 without regard to Paragraph 3.4.

3.6

Tax Allocations.  Except as otherwise provided in this Paragraph 3.6, items of taxable income, deduction, gain and loss shall be allocated in the same manner as the corresponding item is allocated for book purposes under Paragraphs 3.3, 3.4 and 3.5 of the corresponding item determined for Capital Account purposes.

(a)

Recapture of tax deductions arising out of a disposition of property shall, to the extent consistent with the allocations for tax purposes of the gain or amount realized giving rise to such recapture, be allocated to the Members in the same proportions as the recaptured deductions were originally allocated or claimed.

(b)

To the extent required by Section 704(c) of the Code, income, gain, loss, and deduction with respect to property contributed to the Company by a Member shall be shared among both Members so as to take account of the variation between the basis of the property to the Company and its fair market value at the time of contribution.  The Members intend that Section 704(c) shall effect no allocations of tax items that are different from the allocations under Paragraphs 3.3, 3.4 and 3.5 of the corresponding items for Capital Account purposes; provided that gain or loss on the sale of property contributed to the Company shall be allocated to the contributing member to the extent of built-in gain or loss, respectively, as determined under Treas.  Reg.  § 1.704-3(a).  However, to the extent that allocations of other tax items are required pursuant to Section 704(c) of the Code to be made other than in accordance with the allocations under Paragraphs 3.3, 3.4 and 3.5 of the corresponding items for Capital Account purposes, Section 704(c) shall be applied in accordance with the method available under Treas.  Reg.  § 1.704-3 which most closely approximates the allocations set forth in Paragraphs 3.3, 3.4 and 3.5.

(c)

Depletion deductions with respect to contributed property shall be determined without regard to any portion of the property’s basis that is attributable to precontribution expenditures by SMMI that were capitalized under Code Sections 616(b), 59(e) and 291(b).  Deductions attributable to precontribution expenditures by SMMI shall be calculated under such Code Sections as if SMMI continued to own the depletable property to which such deductions are attributable, and such deductions shall be reported by the Company and shall be allocated solely to SMMI.

(d)

The Members understand the allocations of tax items set forth in this Paragraph 3.6, and agree to report consistently with such allocations for federal and state tax purposes.

ARTICLE IV

CAPITAL ACCOUNTS; DISTRIBUTIONS AND LIQUIDATION

4.1

Capital Accounts.

EXHIBIT C

(a)

A separate Capital Account shall be established and maintained by the TMP for each Member.  Such Capital Account shall be increased by (i) the amount of money contributed by the Member to the Company, (ii) the fair market value of property contributed by the Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) and (iii) allocations to the Member under Paragraphs 3.3, 3.4 and 3.5 of Company income and gain (or items thereof), including income and gain exempt from tax; and shall be decreased by (iv) the amount of money distributed to the Member by the Company, (v) the fair market value of property distributed to the Member by the Company (net of liabilities secured by such distributed property and that the Member is considered to assume or take subject to under Code Section 752), (vi) allocations to the Member under Paragraphs 3.3, 3.4 and 3.5 of expenditures of the Company not deductible in computing its taxable income and not properly chargeable to a Capital Account, and (vii) allocations of Company loss and deduction (or items thereof), excluding items described in (vi) above and percentage depletion to the extent it exceeds the adjusted tax basis of the depletable property to which it is attributable.  The Members agree that the net fair market value of the property contributed by SMMI to the Company pursuant to Section 3.1(a) of the Agreement is $6,725,000.

(b)

In the event that the Capital Accounts of the Members are computed with reference to the book value of any Asset which differs from the adjusted tax basis of such Asset, then the Capital Accounts shall be adjusted for depreciation, depletion, amortization and gain or loss as computed for book purposes with respect to such Asset in accordance with Treas.  Reg.  § 1.704-1(b) (2)(iv)(g).

(c)

In the event any interest in the Company is transferred in accordance with the terms of the Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest, except as provided in Treas.  Reg.  § 1.704-1(b)(2)(iv)(1).

(d)

In the event property, other than money, is distributed to a Member, the Capital Accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Members if there was a taxable disposition of such property for the fair market value of such property (taking Section 7701(g) of the Code into account) on the date of distribution.  For this purpose the fair market value of the property shall be determined as set forth in Paragraph 4.2(a) below.

(e)

In the event the Management Committee designates a Supplemental Business Arrangement area within the Area of Interest as described in Section 10.13 of the Agreement, the Management Committee shall appropriately segregate Capital Accounts to reflect that designation and shall make such other modifications to the Agreement as are appropriate to reflect the manner of administering Capital Accounts in accordance with the terms of this Exhibit C.

(f)

Not Used

EXHIBIT C

(g)

The foregoing provisions, and the other provisions of the Agreement relating to the maintenance of Capital Accounts and the allocations of income, gain, loss, deduction and credit, are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.  In the event the Management Committee shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the Management Committee may make such modification, provided that it is not likely to have a material effect on the amount distributable to either Member upon liquidation of the Company pursuant to Paragraph 4.2.

(h)

If the Members so agree, upon the occurrence of an event described in Treas.  Reg.  § 1.704-1(b)(2)(iv)(5), the Capital Accounts shall be restated in accordance with Treas.  Reg.  § 1.704-1(b)(2)(iv)(f) to reflect the manner in which unrealized income, gain, loss or deduction inherent in the assets of the Company (that has not been reflected in the Capital Accounts previously) would be allocated among the Members if there were a taxable disposition of such assets for their fair market values, as determined in accordance with Subparagraph 4.2(a).  For purposes of Paragraph 3.3, a Member shall be treated as contributing the portion of the book value of any property that is credited to the Member’s Capital Account pursuant to the preceding sentence.  Following a revaluation pursuant to this Subparagraph 4.1(h), the Members’ shares of depreciation, depletion, amortization and gain or loss, as computed for tax purposes, with respect to property that has been revalued pursuant to this Subparagraph 4.1(h) shall be determined in accordance with the principles of Code Section 704(c) as applied pursuant to the final sentence of Subparagraph 3.6(b).

4.2

Liquidation.  In the event the Company is dissolved pursuant to Section 14.1 of the Agreement then, notwithstanding any other provision of the Agreement to the contrary, the following steps shall be taken (after taking into account any transfers of Capital Accounts pursuant to Sections 3.2(a), 4.4(a) or 14.2 of the Agreement):

(a)

The Capital Accounts of the Members shall be adjusted to reflect any gain or loss which would be realized by the Company and allocated to the Members pursuant to the provisions of Article III of this Exhibit C if the Assets had been sold at their fair market value at the time of liquidation.  The fair market value of the Assets shall be determined by agreement of both Members provided, however, that in the event that the Members fail to agree on the fair market value of any Asset, its fair market value shall be determined by a nationally recognized independent engineering firm or other qualified independent party approved by both Members.

(b)

After making the foregoing adjustments and/or contributions, all remaining Assets shall be distributed to the Members in accordance with the balances in their Capital Accounts (after taking into account all allocations under Article III, including Subparagraph 3.3(g)).  Unless otherwise expressly agreed by both Members, all Assets will be sold for fair market value and the proceeds distributed to the Members determined by the ratio of the amount in each Member’s Capital Account to the total of both of the Members’ Capital Accounts.  Assets

EXHIBIT C

distributed to the Members shall be deemed to have a fair market value equal to the value assigned to them pursuant to Subparagraph 4.2(a) above.

(c)

All distributions to the Members in respect of their Capital Accounts shall be made in accordance with the time requirements of Treas.  Reg.  §§ 1.704-1(b)(2)(ii)(b)(2) and (3).

4.3

Deemed Terminations.  Notwithstanding the provisions of Paragraph 4.2, if the “liquidation” of the Company results from a deemed termination under Section 708(b)(1)(B) of the Code, then (i) Subparagraphs 4.2(a) and (b) shall not apply, (ii) the Company shall be deemed to have contributed its assets to a new partnership in exchange for an interest therein, and immediately thereafter, distributing interests therein to the purchasing party and the non-transferring Members in proportion to their interests in the Company in liquidation thereof, (iii) the new partnership shall continue pursuant to the terms of the Agreement and this Exhibit.

4.4

Distributions:

(a)

General.  Except as otherwise provided in the Act, the Articles and this LLC Agreement, no Member shall have the right or power to demand or receive a distribution in a form other than cash and shall not be required or compelled to accept a distribution of any asset in kind, to the extent that the interest distributed would exceed the Member's pro rata share of operating or liquidating distributions.  Notwithstanding anything contained in this LLC Agreement or the Articles to the contrary, no distribution shall be made to a Member in violation of the Act.

(b)

Net Cash From Operations.  Except as otherwise provided in this Exhibit C,  Net Cash From Operations, if any, shall be distributed not later than 30 days after the end of each fiscal quarter in the following order and priority:

1.

First, to the Member(s) in such amount, if any, as is necessary to make principal payments in accordance with the terms of any loan made to the Company by a Member or Members;

2.

 Second, thirty percent (30%) of the remaining Net Cash From Operations to the Members in accordance with their Ownership Interests;

3.

Third, the balance of the Net Cash From Operations shall be distributed only in the event and in the amounts determined by the Members.  Any such Distribution shall be made to the Members in accordance with their Ownership Interests.  Notwithstanding the foregoing, in the event a Member should breach the terms of this Agreement, the Company may offset against any amount to be distributed to such Member pursuant to this Exhibit C the damages caused by such Member.

EXHIBIT C

(c)

Net Cash From Sales or Refinancings.  Except as otherwise provided in this Exhibit C, Net Cash From Sales or Refinancings shall be distributed, at such times as the Members may determine, in the following order and priority:

1.

First, to the Member(s) in such amount, if any, as is necessary to make principal payments in accordance with the terms of any loan made to the Company by a Member or Members;

2.

Second, to the Members in accordance with their Ownership Interests.

(d)

Division Among Members.  All distributions to the Members shall be divided among them in proportion to the Ownership Interests held by each.    Liquidating Distributions"

(e)

Amounts Withheld.  All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Company, the Members shall be treated as amounts distributed to the Members pursuant to this Section 4.4 for all purposes under this LLC Agreement.  The Managers are authorized to withhold from distributions, or with respect to allocations, and to pay over to any federal, state or local government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law and to be so withheld pursuant to the Code or any provisions of any other federal, state or local law and shall allocate any such amounts to the Members with respect to which such amount was withheld.

ARTICLE V

SALE OR ASSIGNMENT

The Members agree that if either one of them makes a sale or assignment of its Ownership Interest under the Agreement, and such sale or assignment causes a termination under Section 708(b)(1)(B) of the Code, the terminating Member shall indemnify the non-terminating Member and save it harmless on an after-tax basis for any increase in taxes to the non-terminating Member caused by the termination of the Company.

EXHIBIT C

EXHIBIT D

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY

OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

DEFINITIONS

“Act” means the Idaho Uniform Limited Liability Company Act, Idaho Code § 30-6-101 et seq.

“Affiliate” means any person, partnership, limited liability company, joint venture, corporation, or other form of enterprise which Controls, is Controlled by, or is under common Control with a Member.

“Agreement” means this Exploration, Development and Mining Limited Liability Company Operating Agreement, including all amendments and modifications, and all schedules and exhibits, all of which are incorporated by this reference.

“Approved Alternative” means a Development and Mining alternative selected by the Management Committee or at the reasonable discretion of ISGC pursuant to Subsection 3.1(c) from various Development and Mining alternatives analyzed in the Pre-Feasibility Studies.

“Area of Interest” means the area described in Paragraph 1.3 of Exhibit A.

“Assets” means the Properties, Products, Business Information, and all other real and personal property, tangible and intangible, including existing or after-acquired properties and all contract rights held for the benefit of the Members hereunder.

“Budget” means a detailed estimate of all costs to be incurred and a schedule of cash advances to be made by the Members with respect to a Program.

“Business” means the conduct of the business of the Company in furtherance of the purposes set forth in Section 2.3 and in accordance with this Agreement.

“Business Account” means the account maintained by the Manager for the Business in accordance with Exhibit B.

EXHIBIT D

“Business Information” means the terms of this Agreement, and any other agreement relating to the Business, the Existing Data, and all information, data, knowledge and know-how, in whatever form and however communicated (including, without limitation, Confidential Information), developed, conceived, originated or obtained by either Member in performing its obligations under this Agreement.  The term “Business Information” shall not include any improvements, enhancements, refinements or incremental additions to Member Information that are developed, conceived, originated or obtained by either Member in performing its obligations under this Agreement.

“Capital Account” means the account maintained for each Member in accordance with Subsection 9.2(o) of the Agreement and Exhibit C.

“Capital Contribution” means funds wired or deposited in the bank account of Company and the fair market value of property conveyed to the Company inclusive of the Initial Contribution.

“Company” means Owyhee Gold Trust LLC, an Idaho limited liability company formed in accordance with, and governed by, this Agreement.

“Confidential Information” means all information, data, knowledge and know-how (including, but not limited to, formulas, patterns, compilations, programs, devices, methods, techniques and processes) that derives independent economic value, actual or potential, as a result of not being generally known to, or readily ascertainable by, third parties and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, including without limitation all analyses, interpretations, compilations, studies and evaluations of such information, data, knowledge and know-how generated or prepared by or on behalf of either Member.

“Continuing Obligations” mean obligations or responsibilities that are reasonably expected to continue or arise after Operations on a particular area of the Properties have ceased or are suspended, such as future monitoring, stabilization, or Environmental Compliance.

“Control” used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through (i) the legal or beneficial ownership of voting securities or membership interests; (ii) the right to appoint managers, directors or corporate management; (iii) contract; (iv) operating agreement; (v) voting trust; or otherwise; and, when used with respect to a person, means the actual or legal ability to control the actions of another, through family relationship, agency, contract or otherwise; and “Control” used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers.

“Cover Payment” shall have the meaning as set forth in Section 11.4 of the Agreement.

“Development” means all preparation (other than Exploration) for the removal and recovery of Products, including construction and installation of a mill or any other improvements to

EXHIBIT D

be used for the mining, handling, milling, processing, or other beneficiation of Products, and all related Environmental Compliance.

“Effective Date” means the date set forth in the preamble to this Agreement.

“Encumbrance” or “Encumbrances” means mortgages, deeds of trust, security interests, pledges, liens, net profits interests, royalties or overriding royalty interests, other payments out of production, or other burdens of any nature.

“Environmental Compliance” means actions performed during or after Operations to comply with the requirements of all Environmental Laws or contractual commitments related to reclamation of the Properties or other compliance with Environmental Laws.

“Environmental Compliance Fund” means the account established pursuant to Paragraph 2.14 of Exhibit B.

“Environmental Laws” means Laws aimed at reclamation or restoration of the Properties; abatement of pollution; protection of the environment; protection of wildlife, including endangered species; ensuring public safety from environmental hazards; protection of cultural or historic resources; management, storage or control of hazardous materials and substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances as wastes into the environment, including without limitation, ambient air, surface water and groundwater; and all other Laws relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

“Environmental Liabilities” means any and all claims, actions, causes of action, damages, losses, liabilities, obligations, penalties, judgments, amounts paid in settlement, assessments, costs, disbursements, or expenses (including, without limitation, attorneys’ fees and costs, experts’ fees and costs, and consultants’ fees and costs) of any kind or of any nature whatsoever that are asserted against either Member, by any person or entity other than the other Member, alleging liability (including, without limitation, liability for studies, testing or investigatory costs, cleanup costs, response costs, removal costs, remediation costs, containment costs, restoration costs, corrective action costs, closure costs, reclamation costs, natural resource damages, property damages, business losses, personal injuries, penalties or fines) arising out of, based on or resulting from (i) the presence, release, threatened release, discharge or emission into the environment of any hazardous materials or substances existing or arising on, beneath or above the Properties and/or emanating or migrating and/or threatening to emanate or migrate from the Properties to off-site properties; (ii) physical disturbance of the environment; or (iii) the violation or alleged violation of any Environmental Laws.

“Existing Data” means maps, drill logs and other drilling data, core, pulps, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other material information developed in operations on the Properties prior to the Effective Date.

EXHIBIT D

“Expansion” or “Modification” means (i) a material increase in mining or production capacity; (ii) a material change in the recovery process; or (iii) a material change in waste or tailings disposal methods.  An increase or change shall be deemed “material” if it is anticipated to cost more than ____% of original capital costs attributable to the Development of the mining or production capacity, recovery process or waste or tailings disposal facility to be expanded or modified.

“Exploration” means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products, including but not limited to additional drilling required after discovery of potentially commercial mineralization, and including related Environmental Compliance.

“Feasibility Contractors” means one or more engineering firms approved by the Management Committee or at the reasonable discretion of ISGC pursuant to Subsection 3.1(c) for purposes of preparing or auditing any Pre-Feasibility Study or Feasibility Study.

“Feasibility Study” means a report to be prepared following selection by the Management Committee of one or more Approved Alternatives or at the reasonable discretion of ISGC pursuant to Subsection 3.1(c).  The Feasibility Study shall include a review of information presented in any Pre-Feasibility Studies concerning the Approved Alternative(s).  The Feasibility Study shall be in a form and of a scope generally acceptable to reputable financial institutions that provide financing to the mining industry, or such other format as is mutually acceptable to ISGC and SMMI as a substitute.

“Governmental Fees” means all location fees, mining claim rental fees, mining claim maintenance payments and similar payments required by Law to locate and hold unpatented mining claims.

“Initial Contribution” means that contribution each Member has made or agrees to make pursuant to Section 3.1 of the Agreement.

“Law” or “Laws” means all applicable federal, state and local laws (statutory or common), rules, ordinances, regulations, grants, concessions, franchises, licenses, orders, directives, judgments, decrees, and other governmental restrictions, including permits and other similar requirements, whether legislative, municipal, administrative or judicial in nature.

“Management Committee” means the committee established under Article VIII of the Agreement.

“Manager” means the Member appointed under Article IX of the Agreement to manage Operations, or any successor Manager.

“Member” means SMMI or ISGC, any permitted successor or assign of SMMI or ISGC, or any other person admitted as a Member of the Company under this Agreement.

EXHIBIT D

“Member Information” means all information, data, knowledge and know-how, in whatever form and however communicated (including, without limitation, Confidential Information but excluding the Existing Data), which, as shown by written records, was developed, conceived, originated or obtained by a Member: (a) prior to entering into this Agreement, or (b) independent of its performance under the terms of this Agreement.

“Mining” means the mining, extracting, producing, beneficiating, handling, milling or other processing of Products.

“Net Cash From Operations” shall mean the gross cash proceeds from Company operations (including sales and dispositions of Company Property in the ordinary course of business) less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as determined by the Members.  Net Cash From Operations shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves.

“Net Cash From Sales or Refinancings” shall man the net cash proceeds from all sales and other dispositions (other than in the ordinary course of business) and all refinancings of Company Property, less any portion thereof used to establish reserves, all as determined by the Members.  Net Cash From Sales or Refinancings shall include all principal and interest payments with respect to any note or other obligation received by the Company in connection with sales and other dispositions (other than in the ordinary course of business) of Company Property.

“Net Proceeds” means certain amounts calculated as provided in Exhibit E, which may be payable to a Member under Subsections 4.4 or 11.5(b)(ii) of the Agreement.

“Operations” means the activities carried out by the Company under this Agreement.

“Ownership Interest” means the percentage interest representing the ownership interest of a Member in the Company, and all other rights and obligations arising under this Agreement, as such interest may from time to time be adjusted hereunder.  Ownership Interests shall be calculated as set forth in Section 4.1 to three decimal places and rounded to two decimal places as follows: Decimals of .005 or more shall be rounded up (e.g., 1.519% rounded to 1.52%); decimals of less than .005 shall be rounded down (e.g., 1.514% rounded to 1.51%).  The initial Ownership Interests of the Members are set forth in Section 4.1 of the Agreement.

“Payout” means the date on which the aggregate distributions to each Member have exceeded the aggregate contributions by such Member, regardless of whether subsequent contributions by either or both Members subsequently cause aggregate contributions to exceed aggregate distributions.  If one Member’s aggregate distributions exceed its aggregate contributions before the other Member achieves such status, “Payout” shall not occur until the date that the other Member has first received aggregate distributions that exceed its aggregate contributions.

EXHIBIT D

“Pre-Feasibility Studies” means one or more studies prepared to analyze whether economically viable Mining Operations may be possible on the Properties, as described in Sections 10.7 and 10.8 of the Agreement.

“Prime Rate” means the interest rate quoted and published as “Prime” as published in The Wall Street Journal, under the heading “Money Rate,” as the rate may change from day to day.

“Products” means all ores, minerals and mineral resources produced from the Properties.

“Program” means a description in reasonable detail of Operations to be conducted and objectives to be accomplished by the Manager for a period determined by the Management Committee.

“Program Period” means the time period covered by an adopted Program and Budget.

“Project Financing” means any financing approved by the Management Committee and obtained by the Company for the purpose of placing a mineral deposit situated on the Properties into commercial production, but shall not include any such financing obtained individually by either Member to finance payment or performance of its obligations under the Agreement.

“Properties” means those interests in real property described in Paragraph 1.1 of Exhibit A and all other interests in real property within the Area of Interest that are acquired and held subject to this Agreement.

“Qualifying Expense” or “Qualifying Expenses” means costs that are contractually committed for the  benefit of the Company or are expenditures by a Member properly chargeable to the Business Account under Exhibit B.

“Recalculated Ownership Interest” means the reduced Ownership Interest of a Member as recalculated under Section 10.5, 10.6 or 11.5 of the Agreement.

“Reduced Member” means a Member whose Ownership Interest is reduced under Section 10.5, 10.6 or 11.5 of the Agreement.

“Transfer” means, when used as a verb, to sell, grant, assign or create an Encumbrance, pledge or otherwise convey, or dispose of or commit to do any of the foregoing, or to arrange for substitute performance by an Affiliate or third party (except as permitted under Subsection 9.2(j) and Section 9.6 of the Agreement), either directly or indirectly; and, when used as a noun, means such a sale, grant, assignment, Encumbrance, pledge or other conveyance or disposition, or such an arrangement.

“Unit” shall mean the indicia of Ownership Interest of a Member in the Company represented by a certificate.  The Company shall replace and reissue Units to the Members proportionate to the Ownership Interest of the Members as Ownership Interest is adjusted pursuant to Sections 3.2, 4.4, 10.5, 10.6 and pursuant to Articles VII and XIV.  Each Unit will

EXHIBIT D

be evidenced by a certificate and shall only be transferrable by properly endorsing the certificate and complying with the requirements of this Agreement (except for Units not vested).  Each Unit is subject to the same restrictions and conditions on Transfer as Ownership Interest is, and may not be Transferred separate and apart from the associated Ownership Interest.  No additional or sub-class of Units is authorized.  The current record of ownership of Units shall be maintained by the Company along with the record of Ownership Interest.  Each of the Members acknowledges that the Units are being (or have been) acquired in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended and that the Units have not been registered under the Securities Act and will bear the legends and be in such format as set forth in Exhibit I.

“Vesting” or “Vested” has the meaning ascribed to it in Section 3.4 of this Agreement.

EXHIBIT D

EXHIBIT E

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY

 OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

NET PROCEEDS CALCULATION

1.1

Income and Expenses. Net Proceeds shall be calculated by deducting from the Gross Revenue (as defined below) realized (or deemed to be realized), such costs and expenses attributable to Exploration, Development, Mining, the marketing of Products and other Operations as would be deductible under generally accepted accounting principles and practices consistently applied, including without limitation:

(a)

All costs and expenses of replacing, expanding, modifying, altering or changing from time to time the Mining facilities. Costs and expenses of improvements (such as haulage ways or mill facilities) that are also used in connection with workings other than the Properties shall be charged to the Properties only in the proportion that their use in connection with the Properties bears to their total use;

(b)

Ad valorem real property and unsecured personal property taxes, and all taxes, other than income taxes, applicable to Mining of the Properties, including without limitation all state mining taxes, sales taxes, severance taxes, license fees and governmental levies of a similar nature;

(c)

Allowance for overhead in accordance with Paragraph 2.13 of Exhibit B;

(d)

All expenses incurred relative to the sale of Products, including an allowance for commissions at rates which are normal and customary in the industry;

(e)

All amounts payable to the remaining Member during Mining pursuant to any applicable operating or similar agreement in force with respect thereto;

(f)

The actual cost of investment under the Agreement but prior to beginning of Mining, which shall include all expenditures for Exploration and Development of the Properties incurred by the non-withdrawing Member both prior and subsequent to the withdrawing Member acquiring a Net Proceeds interest;

EXHIBIT E

(g)

Interest on monies borrowed or advanced for costs and expenses, but in no event in excess of the maximum permitted by law;

(h)

An allowance for reasonable working capital and inventory;

(i)

Costs of funding the Environmental Compliance Fund as provided in Paragraph 2.14 of Exhibit B;

(j)

Actual costs of Operations; and

(k)

Rental, royalty, production, and purchase payments.

For purposes hereof, the term “Gross Revenue” shall be determined under generally accepted accounting principles as the sum of (i) gross receipts from sale of Products, less any charges for sampling, assaying, or penalties; (ii) gross receipts from the sale or other disposition of Assets; (iii) insurance proceeds; (iv) compensation for expropriation of Assets; and (v) judgment proceeds. Gross receipts for sale of Products shall be determined by the actual proceeds received for the sale of such Products.

It is intended that the remaining Member shall recoup from Gross Revenue all of its on-going contributions for Exploration, Development, Mining, Expansion and Modification and marketing Products before any Net Proceeds are distributed to any person holding a Net Proceeds interest. No deduction shall be made for income taxes, depreciation, amortization or depletion. If in any year after the beginning of Mining of the Properties an operating loss relative thereto is incurred, the amount thereof shall be considered as and be included with outstanding costs and expenses and carried forward in determining Net Proceeds for subsequent periods. If Products are processed by the remaining Member, or are sold to an Affiliate of the remaining Member, then, for purposes of calculating Net Proceeds, such Products shall be deemed conclusively to have been sold at a price equal to fair market value to arm’s length purchaser FOB the concentrator for the Properties, and Net Proceeds relative thereto shall be calculated without reference to any profits or losses attributable to smelting or refining.

1.2

Payment of Net Proceeds. Payments of Net Proceeds shall commence in the calendar year following the calendar year in which Net Proceeds are first realized, and shall be made forty-five (45) days following the end of each calendar quarter during which Net Proceeds are realized, and shall be subject to adjustment, if required, at the end of each calendar year. The recipient of such Net Proceeds payments shall have the right to audit such payments following receipt of each payment by giving notice to the remaining Member and by conducting such audit in accordance with Section 11.6 of the Agreement. Costs of such an audit shall be borne by the holder of the Net Proceeds interest described herein.

1.3

Definitions. All capitalized words and terms used herein have the same meaning as in the Agreement.

EXHIBIT E

EXHIBIT F

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY

OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

INSURANCE

The Manager shall, at all times while conducting Operations, comply fully with the applicable workers’ compensation laws and purchase, or provide protection for the Company comparable to that provided under standard form insurance policies for the following risk categories: (i) comprehensive public liability and property damage with combined limits of not less than Two Million__________ Dollars ($2,000,000) for bodily injury and property damage; (ii) automobile insurance with combined limits of not less than One Million__________ Dollars ($1,000,000__________); and (iii) adequate and reasonable insurance against risk of fire and other risks ordinarily insured against in similar operations.  Each Member shall self-insure or purchase for its own account such additional insurance as it deems necessary.

EXHIBIT F

EXHIBIT G

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY

 OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

INITIAL PROGRAM AND BUDGET

(See attached)

EXHIBIT G

Exhibit G: Initial Program and Budget

OWYHEE GOLD TRUST LLC BUDGET – 2012 (Adopted) & 2013 - 15

(Expenditure amounts and items subject to change upon adoption by the Management Committee.)

Item					2012	2013 - 15												2013-2015	2012-2015
	Sep	Oct	Nov	Dec	TOTAL													TOTAL	Totals
Land Expenses																			
Lowry			$ 7,520		$ 7,520													$ -	
Acree					$ -						$ 2,260							$ 2,260	
Herman					$ -				$ 1,120									$ 1,120	
State of Idaho			$ 12,000		$ 12,000											$ 12,000		$ 12,000	
Other (Planned)					$ -							$ 10,000						$ 10,000	
Claim Holding Fees - BLM					$ -								$ 3,150					$ 3,150	
Millsite Private Land Purchase or Lease					$ -			$50,000								$ 30,000		$ 80,000	
Land Purchase Lowry Lease				$ 300,000	$ 300,000													$ -	
Land Acquisition for Facilities / Purchase or Options				$ 250,000	$ 250,000													$ -	
Land Purchase / Lease Legal Oversight			$ 10,000		$ 10,000	$10,000													
Subtotal: Land	$ -	$ -	$ 29,520	$ 550,000	$ 579,520	$ 10,000	$ -	$ 50,000	$ 1,120	$ -	$ 2,260	$ 10,000	$ 3,150	$ -	$ -	$ 42,000	$ -	$ 108,530	$ 688,050
Administration and Support Costs		$ 50,000	$ 50,000	$ 50,000	$ 150,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 600,000	
Includes THMG and ISGC proportioned costs (salaries, G&A, accounting, offices, vehicle costs, travel & vehicle expenses)																			
Subtotal: Admin		$ 50,000	$ 50,000	$ 50,000	$ 150,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 600,000	$ 750,000
Mine Site Infrastructure Upgrades/Support																			
Access Road Maintenance/Snow Removal		$ 10,000	$ 7,500	$ 5,000	$ 22,500	$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 5,000								$ 35,000	
Exploration Camp Upgrade		$ 5,000	$ 15,000		$ 20,000							$ 10,000						$ 10,000	
Portal Site Preparation		$ 20,000	$ 20,000		$ 40,000													$ -	
Includes Water Management Prep																			
Underground Development/Mining																			
Widman - Contract Costs/Initial and Mining		$ 100,000	$ 350,000	$ 250,000	$ 700,000	$ 250,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 253,450	$ 4,003,450	
Materials		$ 100,000	$ 50,000	$ 25,000	$ 175,000	$ 25,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 25,000	$ 550,000	
Personnel Training			$ 5,000		$ 5,000													$ -	
Underground Definition Drilling							$50,000	$50,000	$50,000	$50,000	$50,000	$50,000						$ 300,000	
Subtotal: Mine Site		$ 235,000	$ 447,500	$ 280,000	$ 962,500	$ 282,500	$ 457,500	$ 457,500	$ 457,500	$ 455,000	$ 450,000	$ 460,000	$ 400,000	$ 400,000	$ 400,000	$ 400,000	$ 278,450	# $ 4,858,450	$ 5,840,950
Metallurgical Studies				$ 5,000	$ 5,000	$5,000												$ 10,000	
Sample Preparation/Storage							$2,500											$ 2,500	
Trucking to Dawson Labs – SLC								$5,000										$ 5,000	
Met Testing - Dawson Lab									$ 25,000									$ 25,000	
Feasibility Study / PEA										$ 20,000								$ 20,000	
Permitting, Baseline Work, Legal			$ 10,000		$ 10,000				$ 10,000	$ 10,000	$ 20,000							$ 50,000	
Subtotal: Met, Feasibility, Permitting			$ 10,000	$ 5,000	$ 15,000	$ 5,000	$ 2,500	$ 5,000	$ 35,000	$ 30,000	$ 20,000							$ 112,500	$ 127,500
Process Design and Mill Construction																			
Final Process Design									$ 10,000	$ 10,000								$ 20,000	
Equipment Procurement/Manufacturing											$ 500,000					$ 1,743,500	$ 2,000,000	$ 4,243,500	
Site Construction																		$ -	
Preparation												$ 120,000						$ 120,000	
Tailings Pond Prep - Phase I												$ 300,000						$ 300,000	
Powerline															$ 750,000	$ 400,000		$ 1,150,000	
Haul Road Construction/Pipeline												$ 200,000	$ 500,000					$ 700,000	
Mill Building Erection w/ Concrete Work													$ 500,000	$ 500,000	$ 1,200,000			$ 2,200,000	
Water Well at Millsite											$ 50,000							$ 50,000	
Subtotal: Process Construction									$ 10,000	$ 10,000	$ 560,000	$ 620,000	$ 1,000,000	$ 500,000	$ 1,950,000	$ 2,143,500	$ 2,000,000	$ 8,783,500	$ 8,783,500
Surface Exploration																			
Consulting Geologists/Travel/Field Support			$ 2,000	$ 1,000	$ 3,000					$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 7,500				$ 37,500	
Geophysical Surveys and Consultants											$ 100,000							$ 100,000	
Road Construciton/Site Preparation											$ 2,000							$ 2,000	
Drill Mob/Demob											$ 10,000							$ 10,000	
Drilling												$ 100,000	$ 100,000	$ 100,000				$ 300,000	
Subtotal:Surface Exploration			$ 2,000	$ 1,000	$ 3,000					$ 7,500	$ 119,500	$ 107,500	$ 107,500	$ 107,500	$ -			$ 449,500	$ 452,500
Contract Surveying (ex Mill Site)											$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000		$ 30,000	$ 30,000
Reclamation Fund/Bonding/Reclamation		$ 3,000			$ 5,000								$ 50,000					$ 50,000	$ 55,000
Iron Creek Carve-Out Budget																			
Property Payments/Claim Fees			$ 50,000		$ 50,000								$ 6,500			$ 50,000			
Geologic Work, Trenching												$ 37,000							
Drilling														$ 60,000					
Permitting										$ 3,000									
Iron Creek Totals			$ 50,000		$ 50,000					$ 3,000	$ -	$ 37,000	$ 6,500	$ 60,000	$ 50,000	$ 50,000		$ 206,500	$ 256,500
Thunder Mountain Gold Contribution	$ 1,000,000				$ 1,000,000														$ 1,000,000
(Reimbursed by ISGC pursuant to buy-in provision)																			
(For ISGC Capital Account)																			
Totals	$ 1,000,000	$ 288,000	$ 591,020	$ 887,000	$ 2,766,020	$ 347,500	$ 510,000	$ 562,500	$ 553,620	$ 655,500	$ 1,196,760	$ 1,289,500	$ 1,022,150	$ 1,122,500	$ 2,455,000	$ 2,890,500	$ 2,328,450	$ 15,233,980	$ 18,000,000

EXHIBIT G

EXHIBIT H

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

PREEMPTIVE AND TAG ALONG RIGHTS

1.1

Preemptive Rights.  Subject to the Tag Along Rights provided in Section 2.1 of this Exhibit H below, if either Member intends to Transfer all or any part of its Ownership Interest, or an Affiliate of either Member intends to Transfer Control of such Member (“Transferring Entity”), such Member shall promptly notify the other Member of such intentions.  The notice shall state the price and all other pertinent terms and conditions of the intended Transfer, and shall be accompanied by a copy of the offer or the contract for sale.  If the consideration for the intended transfer is, in whole or in part, other than monetary, the notice shall describe such consideration and its monetary equivalent (based upon the fair market value of the nonmonetary consideration and stated in terms of cash or currency).  The other Member shall have sixty (60) days from the date such notice is delivered to notify the Transferring Entity (and the Member if its Affiliate is the Transferring Entity) whether it elects to acquire the offered interest at the same price (or its monetary equivalent in cash or currency) and on the same terms and conditions as set forth in the notice.  If it does so elect, the acquisition by the other Member shall be consummated promptly  after notice of such election is delivered.

(a)

If the other Member fails to so elect within the period provided for above, the Transferring Entity shall have ninety (90) days following the expiration of such period to consummate the Transfer to a third party at a price and on terms no less favorable to the Transferring Entity than those offered by the Transferring Entity to the other Member in the aforementioned notice.

(b)

If the Transferring Entity fails to consummate the Transfer to a third party within the period set forth above, the preemptive right of the other Member in such offered interest shall be deemed to be revived.  Any subsequent proposal to Transfer such interest shall be conducted in accordance with all of the procedures set forth in this Paragraph.

1.2

Exceptions to Preemptive Right.  Paragraph 1.1 above shall not apply to the following:

EXHIBIT H

(a)

Transfer by either Member of all or any part of its Ownership Interest to an Affiliate;

(b)

Incorporation of either Member, or corporate consolidation or reorganization of either Member by which the surviving entity shall possess substantially all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Member;

(c)

Corporate merger or amalgamation involving either Member by which the surviving entity or amalgamated company shall possess all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Member;

(d)

the transfer of Control of either Member by an Affiliate to such Member or to another Affiliate;

(e)

subject to Subsection 7.2(g) of the Agreement, the grant by either Member of a security interest in its Ownership Interest by Encumbrance;

(f)

the creation by any Affiliate of either Member of an Encumbrance affecting its Control of such Member; or

(g)

a transfer by an Affiliate of either Member of Control of such Member to a third party.

2.1

Tag Along Rights.

If a Member is disposed to accept a bona fide offer from a third party (the “Selling Member”) and the other Member refused or is deemed to have refused to purchase the offered Ownersip Interest pursuant to Section 1 of this Exhibit H, and, consequently the Selling Member may sell the offered Ownership Interests, then the other Member shall be entitled to require from the Selling Member, by way of a notice sent (with a copy to the Company) by a date not later than the expiration of the time period referred to in Subsection 1.1(a) of this Exhibit H, that it transfers the equivalent proportionate part of the Ownership Interests held by such other Member, simultaneously with the transfer of the offered Ownership Interests held by the Selling Member, and subject to the provisions of this Section 2.1, at the same price and upon the same terms and conditions as the offered Ownership Interests that the Selling Member is disposed to sell to the Person making the bona fide offer.  Should such third party refuse to purchase the Ownership Interests of the other Member requiring that its Ownership Interests be so acquired pursuant to this provision, then the Selling Member shall not be entitled to transfer any of its Ownership Interests to such third party.

Should such third party offer occur during ISGC’s sole funding pursuant to Subsection 3.1(c), then ISGC is entitled to recover all expenditures made as Qualifying Expenses, even if amount expended to date is less than the next vesting benchmark at the time such third-party offer occurs.

EXHIBIT H

EXHIBIT I

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

UNIT CERTIFICATE

Certificate of Ownership Interest

No. ________

____________ Units

OWYHEE GOLD TRUST LLC

This Certificate of Ownership Interest of Owyhee Gold Trust LLC certifies that ____________, or registered assigns, is the registered holder of:

□

□

Units of Ownership

□

of Owyhee Gold Trust LLC, a Idaho limited liability company (the “Company”).

The ___________________ Units are subject to a Limited Liability Company Operating Agreement dated as of _________________, 2012 (the “Agreement”), duly executed by members of the Company, which LLC Agreement is hereby incorporated by reference in and made a part of this certificate and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holder (the word “holder” meaning the registered holder) of the Certificate of Ownership Interest.  Copies of the LLC Agreement are available from the Company upon written request therefor.

THE UNITS REPRESENTED BY THIS CERTIFICATE OF OWNERSHIP INTEREST MAY BE PLEDGED, ENCUMBERED, SOLD, EXCHANGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE COMPANY’S LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED __________________, 2012, WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY.

THE INTEREST REPRESENTED BY THIS CERTIFICATE OF OWNERSHIP INTEREST HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND THE UNITS MAY NOT BE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH LAWS OR IN THE OPINION OF COUNSEL FOR THE COMPANY AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

EXHIBIT I

Upon due presentment for registration of transfer of this Certificate of Ownership Interest at the office of the Company, the Company may issue a new Certificate of Ownership Interest of like tenor and evidencing in the aggregate a prorate number of units to the total units outstanding as this Certificate of Ownership Interest represents to the whole Ownership Interest in the Company, as defined in the LLC Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Certificate of Ownership Interest (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

The terms of this Certificate of Ownership Interest shall be binding upon any successors or assigns of the Company.

IN WITNESS WHEREOF, Owyhee Gold Trust LLC has caused this Certificate of Ownership Interest to be signed by its Manager.

Dated:  _____________________, 20__.

OWYHEE GOLD TRUST LLC

By:

  __________________, Manager

EXHIBIT I

EXHIBIT J

To

EXPLORATION, DEVELOPMENT AND MINING

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

By And Between

South Mountain Mines, Inc., an Idaho corporation

and

Idaho State Gold Company II LLC, an Idaho limited liability company

CONVERTIBLE PROMISSORY NOTE

(See attached)

EXHIBIT J

THE CONVERTIBLE PROMISSORY NOTE AND ANY UNDERLYING SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT, REASONABLY SATISFACTORY TO THE COMPANY, IS DELIVERED TO THE COMPANY IN CONNECTION THEREWITH.

THUNDER MOUNTAIN GOLD, INC.

CONVERTIBLE PROMISSORY NOTE

$1,000,000.00

April 30, 2012
Boise, Idaho

FOR VALUE RECEIVED, Thunder Mountain Gold, Inc., a Nevada corporation (the "**Company**" or "**THMG**"), hereby promises to pay to Idaho State Gold Company, LLC, an Idaho limited liability company, 1112 West Main Street Suite 101, Boise Idaho 83702 (the "**Holder**" or "**ISGC**"), the principal sum of One Million Dollars ($1,000,000.00), together with simple interest thereon at the rate of eight percent (8.0%) per annum, from and after the Closing Date (as hereinafter defined). (This Note is hereinafter referred to as the "**Convertible Promissory Note**" or "**Note**"). This Note is subject to the following terms and conditions, to which the Holder, by acceptance of this Note, agrees:

1. **Maturity; Payment; Acceleration.**

1.1 **Maturity.** Unless converted as provided in Section 2 below, and subject to the acceleration of this Note as hereinafter provided, the outstanding principal of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on or before the first to occur of (i) June 30, 2012 and (ii) the date that is fourteen business days following the date on which the parties have mutually agreed that they will not enter into a Joint Venture Agreement (as defined below) (such date is referred to herein as the "**Maturity Date**"). Interest shall be computed on the basis of a 365-day year. To secure payment of the Note on the Maturity Date, to the extent it is not converted pursuant to Section 2 below, THMG agrees to grant ISGC a first priority security interest over all of THMG's assets. The parties agree to execute a mortgage and security agreement to implement such security interest not later than May 4, 2012.

1.2 **Payment.** All payments shall be made in lawful money of the United States of America and in immediately available funds at the address of the Holder as may be from time to time designated in writing by the Holder to the Company. Payment shall be credited first to accrued interest then due and

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(3)

EXHIBIT J

payable and the remainder applied to principal then outstanding. This Note may not be prepaid without the consent of Holder.

1.3 **Acceleration.** The entire unpaid principal sum of this Note, together with all accrued and unpaid interest thereon, shall become immediately due and payable upon the occurrence of: (i) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company; or (ii) the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

1.4 **Closing, Delivery and Payment.**

(a) Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "**Closing**"), shall take place on the date hereof (such date is hereinafter referred to as the "**Closing Date**").

(b) Delivery and Payment. On the Closing Date, the Company will deliver to the Holder, among other things, this Note representing the aggregate principal amount of $1,000,000 and the Holder will deliver to the Company, the sum of One Million Dollars ($1,000,000.00) by certified funds or wire transfer.

2. **Conversion Rights or Repayment.**

2.1 **Automatic Conversion into Joint Venture Interest.** If Holder and Company negotiate and execute a definitive joint venture agreement ("**Joint Venture Agreement**") for a new joint venture ("**New JV**") as contemplated by that certain "South Mountain Project Joint Venture Proposal" dated March 30, 2012 between ISGC and THMG, and complete their respective initial contributions thereto (the "**JV Closing**") prior to the Maturity Date, then the entire outstanding principal and accrued interest under this Note shall be deemed to be a capital contribution by Holder to New JV as of the JV Closing. This Note shall thereupon be deemed cancelled and the Company shall have no further obligations or duties under this Note.

2.2 **Optional Conversion into THMG Shares.**

(a) If the JV Closing does not occur, then (i) at the election of the Holder in its sole discretion, all or any portion of the outstanding principal and accrued interest under this Note shall be converted into shares of Common Stock of the Company at the Conversion Price defined herein; and (ii) any balance owed under this Note that is not so converted shall become immediately due and payable. The conversion rights shall be exercised by delivery to THMG of this Note and the completed Notice of Conversion, attached as Exhibit A, not less than three (3) business days prior to the date upon which such conversion shall occur. The Notice of Conversion may be delivered at any time prior to the Maturity Date, provided that if THMG defaults in the repayment of this Note, without limiting any other remedies of Holder, Holder may deliver the Notice of Conversion at any time prior to the date on which this Note

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EXHIBIT J

has been paid in full. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. The Notice of Conversion shall provide a breakdown in reasonable detail of the principal amount and accrued interest being converted. The Conversion Price shall be $0.08 per share of Common Stock (**"Conversion Price"**).

(b) Securities laws. Prior to the conversion and issuance of any Common Stock pursuant to this Convertible Note, the Holder shall execute and deliver such representations, warranties, and covenants that may reasonably be required by THMG in order to comply with applicable federal and state securities law. In addition, the certificates representing the Common Stock shall contain such legends, or restrictive legends, or stop transfer instructions, as shall be required shall reasonably be required by THMG or its transfer agent in order to comply with applicable federal or state securities laws.

(c) Mechanics and Effect of Conversion. No fractional shares of the Company's common stock shall be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional shares. Upon conversion of this Note pursuant to this Section 2.2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or of any transfer agent of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to the Holder a certificate or certificates for that number of common shares to which the Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled, including a check payable to the Holder for any cash amounts representing fractional shares as described above. Upon conversion of this Note, the Company shall be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted, including without limitation, the obligation to pay such portion of the principal amount and accrued interest; provided, however, that in the event the Holder elects to convert less than all of the principal and accrued interest due hereunder which is then outstanding as of the date of conversion, the remaining outstanding principal balance of this Note which is not so converted, and any accrued but unpaid interest thereon, shall remain payable by the Company in accordance with the terms of this Note. A new Note will be issued to the registered Holder in the remaining principal amount of this Note.

2.3 **Repayment in Cash**. To the extent that any outstanding principal or accrued interest due under this Note is not converted pursuant to Section 2.1 or 2.2 above for any reason, such amounts shall be payable in cash on the Maturity Date as set forth in Section 1 above. At and after the repayment of this Note any and all unexercised conversion rights hereunder shall expire and all such unexercised conversion rights shall without any action on behalf of THMG become null and void. THMG shall not be required to provide notice to the Holder hereof of the expiration of the conversion rights hereunder, and the conversion rights shall automatically expire without any required prior notice from THMG.

2.4 **Registration Rights.** Neither Holder nor its assigns or transferees has any rights to require registration of any securities of the Company. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act of 1933, as amended (the **"Securities Act"**) and any

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EXHIBIT J

executive offices, and (ii) with respect to the Holder of this Note, at such Holder's address as it appears in the records of the Company (unless otherwise indicated in writing by such Holder).

11. **Lost, Stolen or Mutilated Note.** In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of and in substitution for any Note which has been lost, stolen or destroyed, a new Note of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or evidence and, if requested by the Company, an indemnity from the Holder satisfactory to the Company and its counsel.

12. **Attorneys Fees.** If any action at law or in equity, including action for injunctive relief, is brought relating to this Note or the breach hereof, the prevailing party in any final judgment or award, or the non-dismissing party in the event of a dismissal with prejudice, shall be entitled to recover the full amount of all reasonable expenses, including all court costs and reasonable attorneys' fees paid or incurred.

13. **Miscellaneous.**

13.1 **Entire Agreement.** This Note constitutes the entire understanding and agreement among the parties with regard to the subject matter hereof and thereof.

13.2 **Severability.** If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance hereof shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.3 **No Third Party Beneficiaries.** Nothing in this Note, by implication or otherwise, is intended to confer upon any party other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

13.4 **Maximum Payments.** Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

13.5 **Compliance With The Securities Act.**

(a) Neither this Note nor the underlying securities issuable upon conversion thereof have been registered under the Securities Act or under the laws of any state of the United States. This Note or the underlying securities or any other security issued or issuable upon exercise of this Note, may not be sold, transferred or otherwise disposed of unless registered under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and all applicable state securities laws.

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EXHIBIT J

(b) By accepting this Note, the Holder hereby acknowledges to the Company that this Note and the underlying securities to be issued herein, have not been approved or disapproved by the United States Securities and Exchange Commission, the State of Nevada, any other state securities agencies, or foreign jurisdictions..

13.6 **Securities Laws Disclosure; Publicity.** Immediately following the Closing, the Company will issue a press release disclosing the execution of this Note. Within 4 business days of the date of the Closing, the Company will file with the SEC a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including as exhibits thereto this Note. In addition, the Company will make such other filings and notices in the manner and time required by the SEC, the TSX-V, and the Financial Industry Regulatory Authority.

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be executed and delivered by its duly authorized officer as of this __ day of April, 2012.

THUNDER MOUNTAIN GOLD, INC.

By: ______________________
Eric Jones, President

AGREED AND ACCEPTED:

IDAHO STATE GOLD COMPANY, LLC

______________________ 4-20-12
Sima Muroff, Manager

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EXHIBIT J

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Common Stock

[Name and Address of Holder]

The Undersigned hereby converts $________ of the principal and interest due on [specify applicable Repayment Date] under the Convertible Promissory Note issued by THUNDER MOUNTAIN GOLD, INC. dated April __, 2012 into Shares of Common Stock of THUNDER MOUNTAIN GOLD, INC. on and subject to the conditions set forth in such Note.

1. Date of Conversion ____________________
2. Fixed Conversion Price: $____________________
3. Amount to be paid: $____________________
4. Shares To Be Delivered (3 divided by 2): ________________

By:____________________________
Name:__________________________
Title:__________________________

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EXHIBIT J

CANCELLATION AND TERMINATION OF PROMISSORY NOTE

This indenture is made as of this **8th day of November, 2012,** by and between IDAHO STATE GOLD COMPANY, LLC, an Idaho limited liability company ("ISGC"), and THUNDER MOUNTAIN GOLD, INC., a Nevada corporation ("TMG").

RECITALS:

WHEREAS, ISGC made a loan to TMG in the original principal amount of $1,000,000.00 (the "Loan") as evidenced by a convertible promissory note dated April 30, 2012, a copy of which is attached hereto as Exhibit A and made a part hereof (the "Note");

WHEREAS, ISGC hereby cancels the Loan as part of the execution of that certain member agreement and operating agreement for Owyhee Gold Trust, LLC, an Idaho limited liability company ("OGT") of even date herewith, and shall cancel and terminate the Note as provided in Section 2.1 of the Note.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 2.1 of the Note, the parties mutually agree as follows:

1. Cancellation of Loan and Note. The Loan and Note are hereby cancelled and terminated as provided in Section 2.1 of the Note and TMG shall not obligated to repay any principal, interest or any other amount under or pursuant to the Note. The capital account of ISGC in OGT shall be credited with the original principal amount of the Note ($1,000,000.00).

2. Counterparts. This instrument may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this instrument on the day and year first above written.

IDAHO STATE GOLD COMPANY, LLC, an Idaho limited liability company,

By: [signature]

Its: Managing Member

Witness: [signature] Date: 11/8/12

Eric T. Jones, President, Thunder Mountain Gold Inc.

EXHIBIT J

SCHEDULE A
Use of Funds

Use of Proceeds of the $1M by Thunder Mountain Gold will be as follows:
Maximum use of funds in the next 45 days is 200,000.00.

- General Corporate Purposes include:
  - Professional Legal fees associated with ISGC Deal, including the drafting of the Note and subsequent South Mountain JV Agreement.
  - Administration costs in association with setting up the South Mountain Joint Venture.
  - Reporting and Exchange fees associated with the TSX-Venture
  - Professional Fees associated with Reporting in the U.S. and Canada, including accounting oversight (currently Chigbrow Ryan), and Audit Fees for Quarterly Review (10Q), and annual (10K), currently conducted by our Auditors Decoria Maichel and Teague – MD-T of Spokane.
  - Auditor review of the Bridge Loan Note and Joint Venture Agreement.
  - Maintenance of Company office space, subscriptions, core and sample storage and Company vehicles.
  - Salaries for Jim Collord and Eric Jones

- To initiate work at the South Mountain Project during the completion of the Definitive JV Agreement. These expenditures will be reimbursable from the Joint Venture once formed and funded by ISGC. However it is important to begin work at South Mountain with the following tasks:
  - Opening up the access road(s), and base camp in preparation for exploration work to begin.
  - Water management during spring runoff.
  - Completion of the SWPPP for the years activities, as required by the EPA
  - Finalizing State Land Leases to the extent the Lease Agreements will become available during the drafting of the JV agreement.
  - Keeping property payments on the existing lease lands current.
  - Work associated with lining up and preparing a Pre-Feasibility contractor who will ultimately author and complete the Feasibility at South Mountain.

- To advance other THMG projects. This includes:
  - **TROUT CREEK:** Initiation of ground gravity survey at Trout Creek, for the Trout Creek Joint Exploration agreement with Newmont.
  - Preparation and review and drill contracts for Drilling at Trout Creek Nevada
  - Property Claim Maintenance fees associated with Trout Creek.
  - **WEST TONOPAH:** Professional and administrative costs associated with Joint Venture at this property – currently under negotiations.
  - **IRON CREEK/CAS-** Satisfying work commitments and advancing exploration at this property.
  - **CLOVER MOUNTAIN** – Claim Maintenance costs.

Thunder Mountain Gold, Inc.
Convertible Promissory Note - 10

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EXHIBIT J